As filed with the U.S. Securities and Exchange Commission on July 28, 2026

1933 Act Registration Number 333-107797

1940 Act Registration Number 811-21410

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 57	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 58	☒

The Weitz Funds
(Exact Name of Registrant as Specified in Charter)
Blackstone Plaza
3555 Farnam Street, Suite 800
Omaha, NE 68131
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (402) 391-1980

Andrew S. Weitz
Blackstone Plaza
3555 Farnam Street, Suite 800
Omaha, NE 68131
(Name and Address of Agent for Service)

Copies of all communications to:
Stephen T. Cohen, Esq.
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

It is proposed that this filing will become effective on July 29, 2026 pursuant to paragraph (b) of Rule 485.

PROSPECTUS

July 31, 2026

Conservative Allocation Fund

Institutional Class (WBAIX)

Investor Class (WBALX)

Core Plus Income Fund

Institutional Class (WCPBX)

Investor Class (WCPNX)

Large Cap Equity Fund

Institutional Class (WVAIX)

Investor Class (WVALX)

Multi Cap Equity Fund

Institutional Class (WPVIX)

Investor Class (WPVLX)

Partners III Opportunity Fund

Institutional Class (WPOPX)

Investor Class (WPOIX)

Short Duration Income Fund

Institutional Class (WEFIX)

Investor Class (WSHNX)

Ultra Short Government Fund (SAFEX)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Prospectus Summaries	3
Conservative Allocation Fund Summary	3
Core Plus Income Fund Summary	10
Large Cap Equity Fund Summary	16
Multi Cap Equity Fund Summary	21
Partners III Opportunity Fund Summary	26
Short Duration Income Fund Summary	32
Ultra Short Government Fund Summary	39
Additional Information About Investment Strategies and Related Risks	44
Management	54
How to Choose a Share Class	58
Purchasing Shares	60
Redeeming Shares	65
Exchanging Shares	67
Shareholder Account Policies and Maintenance	68
Pricing of Shares	71
Distributions and Taxes	71
Additional Information	73
Financial Highlights	74
Conservative Allocation Fund	74
Core Plus Fund	76
Large Cap Equity Fund	78
Multi Cap Equity Fund	80
Partners III Opportunity Fund	82
Short Duration Income Fund	84
Ultra Short Government Fund	86

CONSERVATIVE ALLOCATION FUND SUMMARY

Investment Objective

The investment objectives of the Fund are long-term capital appreciation, capital preservation and current income.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	0.60%	0.60%
Distribution (12b-1) fees	None	None
Other expenses	0.16%	0.43%
Total annual fund operating expenses	0.76%	1.03%
Fee waiver and/or expense reimbursement(1)	(0.06)%	(0.18)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.70%	0.85%

(1)	The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.70% and 0.85%, respectively, of each Class’s average daily net assets through July 31, 2027. This agreement may only be terminated by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$72	$231	$410	$931
Investor Class	$87	$291	$533	$1,226

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of the portfolio.

Principal Investment Strategies

The Fund invests primarily in a portfolio of equity and debt securities. Under normal circumstances, the Fund will invest at least 25% of its total assets in equity securities, such as common stocks and a variety of securities convertible into common stock such as rights, warrants and convertible preferred stock. Also, under normal circumstances, the Fund will invest at least 25% of its total assets in investment-grade debt securities, which may include: (1) U.S. Government securities (including securities issued by government-sponsored enterprises); (2) corporate debt securities; (3) structured products, such as agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), and collateralized obligations (such as collateralized debt obligations, collateralized loan obligations and collateralized mortgage obligations) (collectively, “Structured Products”); (4) loans and participation interests in loans or loan pools, such as bank loans, commercial loans, mortgage loans and consumer loans (collectively, “Loans”); and (5) securities issued by foreign governments, which may include sovereign debt. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms. The Fund may also invest up to 20% of its total assets in debt securities which are unrated or non-investment grade (commonly referred to as “high yield” or “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 20% limit.

The Fund may invest in the equity securities of issuers of all sizes. The Fund may invest in debt securities of all maturities. The Fund may, but is not required to, use derivatives, such as options, futures and forward contracts, including interest rate futures, and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique. These derivative instruments will count toward the Fund's “at least 25%” policy for investment grade debt securities only if the derivative instruments have economic characteristics similar to the securities included within that policy. The Fund may invest in equity or debt securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.

The Fund’s investment strategy for equity securities (which we call “Quality at a Discount”) is to buy above-average to highest-quality businesses, at prices that we believe are less than what the companies are worth. We assess a company’s quality based on its competitive position, return on invested capital, ability to redeploy capital, cash flow consistency, financial leverage and management team. We compare the company’s stock price to our estimate of business value, i.e., all the cash that the company will generate for its owners in the future. For each company, we look at a range of business value estimates. We then seek to buy stocks of companies that meet our quality criteria when they are priced at a discount to our estimates of business value.

We invest with a multiple-year time horizon. We believe that purchasing stocks at prices less than our business value estimates provides opportunities for stock price appreciation, both as business values grow and as the market recognizes companies’ values. Typically, we consider selling stocks as they approach or exceed our business value estimates. We may also sell stocks for other reasons, including for the purchase of stocks that we believe offer better investment opportunities.

The Fund’s investment strategy with respect to debt securities is to select debt securities whose yield is sufficiently attractive in view of the risks of ownership. We consider a number of factors such as the security’s price, coupon and yield-to-maturity, as well as the credit quality of the issuer in deciding whether to invest in a particular debt security. In addition, we review the terms of the debt security, including subordination, default, sinking fund and early redemption provisions.

We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. government securities or government money market fund shares. If the Fund takes such a defensive position, it may be temporarily unable to achieve its investment objective.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Concentration Risk The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its largest holdings.
•	Large Company Risk Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies. In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.
•	Mid-Size Company Risk Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth. Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.
•	Small Company Risk Securities of small companies may be more volatile and less liquid, compared to those of large and mid-size companies, due to the small companies’ size, limited product lines, markets, financing sources and management depth. Also, securities of small companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.
•	Non-U.S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls (including tariffs), excessive taxation, sanctions, expropriation, limited disclosure and illiquid markets. Non-U.S. securities may also be subject to risks from differing financial reporting, accounting, corporate governance and auditing standards, and increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.
•	Interest Rate Risk Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, disinflation or deflation, general economic conditions, etc.). When interest rates rise, debt securities prices fall. When interest rates fall, debt securities prices rise. Changing interest rates (or the expectation of such changes) can be difficult to forecast and may have sudden and unpredictable effects in the markets and on the Fund’s investments. In general, debt securities with longer maturities are more sensitive to changes in interest rates.
•	Credit Risk The risk that the issuer or guarantor of a debt security is unable or unwilling, or perceived to be unable or unwilling, to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall. In general, lower-rated debt securities may have greater credit risk than investment grade securities.
•	Non-Investment Grade Debt (Junk Bond) Securities Risk Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are more speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes, issuer developments or rising interest rates. The Fund may also hold securities of distressed companies. Distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties, which may cause the value of their securities to fluctuate rapidly or unpredictably.

•	Call Risk Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.
•	Debt Securities Liquidity Risk Debt securities purchased by the Fund may be illiquid at the time of purchase or may be liquid at the time of purchase but subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market's perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.
•	Structured Products Risk The term Structured Products includes a wide variety of investment products, such as mortgage-backed securities and other types of asset-backed securities as well as various types of collateralized obligations. Risks from Structured Products include (i) underlying collateral may not be adequate to make payments to investors, (ii) underlying collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors and (iv) the Structured Product’s manager may perform poorly. Non-payment on a Structured Product would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value per share. In most cases, structured products are issued in several classes (sometimes called tranches), with different payment priorities. Generally, the lower classes are subordinated in priority of payments, and will be impacted first in case of an issuer’s non-payment of scheduled interest or principal. In some cases, the securities holders of one class must receive payment in full before the securities holders of a lower class receive any payments. The Fund may invest in any class of a Structured Product offering. Some Structured Products have credit ratings (or in some cases only certain classes of a Structured Product have credit ratings), but in many cases Structured Products do not have credit ratings. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws), which means (A) the security will not be traded on an exchange, (B) less information about the security may be available as compared to publicly offered securities, (C) only certain institutions may buy and sell the security, and (D) the security may have greater liquidity risk. There can be no assurance that a market will exist or will be active enough for the Fund to sell any Structured Product.
•	Loan Investment Risk Investments in Loans and participation interests in Loans are subject to credit risk, including the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value per share. Also, increases in interest rates may lead to an increase in loan defaults. In the event of a loan borrower’s non-payment of scheduled interest or principal, there can be no assurance that any collateral securing a Loan could be readily liquidated, or that liquidation proceeds would satisfy the Loan borrower’s obligations. In the event of bankruptcy of a Loan borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Loan. Loans in which the Fund may invest may not be rated by a rating agency, may not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Loans will generally be less extensive than that available for registered or exchange-listed securities.
•	Government-Sponsored Enterprises Risk Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. The Fund may purchase residential mortgage-backed securities and other asset-backed securities that are sponsored by U.S. Government agencies and authorities, and may purchase debt securities directly issued by U.S. Government agencies and authorities. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.
•	Derivatives Risk Derivatives are instruments, such as options, futures and forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including leverage, counterparty, liquidity, interest rate, market, credit, operational, management and legal risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested. Derivative strategies may also involve leverage, which may further exaggerate a loss.

•	Large Investor Risk Ownership of shares of the Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a relevant securities market index. The Bloomberg US Aggregate Bond Index, the Fund’s primary comparative index, is a broad-based securities market index generally representative of the market for investment grade, U.S. dollar-denominated, fixed-rate taxable bonds. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

Calendar Year Total Returns—Investor Class
Year	Return
2016	4.07%
2017	11.15%
2018	-1.78%
2019	17.94%
2020	8.14%
2021	13.09%
2022	-9.94%
2023	10.27%
2024	6.84%
2025	3.75%

Calendar Year Returns

The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2026 was 0.15%.

BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	1st quarter 2019	8.18%
Worst quarter	1st quarter 2020	-7.95%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2025)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	3.75%	4.48%	6.08%
Return after taxes on distributions	2.28%	3.51%	5.04%
Return after taxes on distributions and sale of fund shares	2.76%	3.27%	4.55%
Institutional Class return before taxes(1)	3.98%	4.64%	6.08%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Bloomberg US Aggregate Bond Index	7.30%	-0.36%	2.01%

(1)	Institutional Class shares first became available for sale on March 29, 2019. For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, and higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but Institutional Class shares would have had lower expenses.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Managers

Bradley P. Hinton, CFA, and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Hinton has been a portfolio manager of the Fund since its inception. He currently manages the equity securities portion of the Fund’s portfolio, and co-manages the debt securities portion of the Fund’s portfolio with Mr. Anderson. Mr. Anderson became a portfolio manager of the Fund in 2021, and currently co-manages the debt securities portion of the Fund’s portfolio with Mr. Hinton.

Purchase and Sale of Fund Shares

For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, ℅ Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBAIX, WBALX Sum Pro

5402026

CORE PLUS INCOME FUND SUMMARY

Investment Objective

The primary investment objectives of the Fund are current income and capital preservation. A secondary investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	0.40%	0.40%
Distribution (12b-1) fees	None	None
Other expenses	0.09%	0.39%
Total annual fund operating expenses	0.49%	0.79%
Fee waiver and/or expense reimbursement(1)	(0.04)%	(0.14)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.65%

(1)	The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.45% and 0.65%, respectively, of each Class’s average daily net assets through July 31, 2027. This agreement may only be terminated by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$46	$149	$266	$608
Investor Class	$66	$224	$410	$951

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of the portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities and related derivative instruments. These debt securities may include: (1) U.S. Government securities (including securities issued by government-sponsored enterprises); (2) structured products, such as agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), and collateralized obligations (such as collateralized debt obligations, collateralized loan obligations and collateralized mortgage obligations) (collectively, “Structured Products”); (3) corporate debt securities; (4) loans and participation interests in loans or loan pools, such as bank loans, commercial loans, mortgage loans and consumer loans (collectively, “Loans”); and (5) securities issued by foreign governments, which may include sovereign debt.

The Fund may invest up to 25% of its total assets in debt securities which are unrated or which are non-investment grade (commonly referred to as “high yield” or “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 25% limit. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firm.

The Fund may, but is not required to, use derivatives, such as options, futures and forward contracts, including bond and interest rate futures and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. These derivative instruments will count toward the Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.

The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. We select debt securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

The Fund may invest in debt securities of all maturities, but expects to maintain a dollar-weighted average maturity of less than ten years. The dollar-weighted average maturity of the Fund’s portfolio as of June 30, 2026 was 8.1 years.

The Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.

If we determine that circumstances warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities. In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Interest Rate Risk Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, disinflation or deflation, general economic conditions, etc.). When interest rates rise, debt securities prices fall. When interest rates fall, debt securities prices rise. Changing interest rates (or the expectation of such changes) can be difficult to forecast and may have sudden and unpredictable effects in the markets and on the Fund’s investments. In general, debt securities with longer maturities are more sensitive to changes in interest rates.
•	Credit Risk The risk that the issuer or guarantor of a debt security is unable or unwilling, or perceived to be unable or unwilling, to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall. In general, lower-rated debt securities may have greater credit risk than investment grade securities.
•	Non-Investment Grade Debt (Junk Bond) Securities Risk Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are more speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes, issuer developments or rising interest rates. The Fund may also hold securities of distressed companies. Distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties, which may cause the value of their securities to fluctuate rapidly or unpredictably.
•	Call Risk Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.
•	Debt Securities Liquidity Risk Debt securities purchased by the Fund may be illiquid at the time of purchase or may be liquid at the time of purchase but subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.

•	Structured Products Risk The term Structured Products includes a wide variety of investment products, such as mortgage-backed securities and other types of asset-backed securities as well as various types of collateralized obligations. Risks from Structured Products include (i) underlying collateral may not be adequate to make payments to investors, (ii) underlying collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors and (iv) the Structured Product’s manager may perform poorly. Non-payment on a Structured Product would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value per share. In most cases, structured products are issued in several classes (sometimes called tranches), with different payment priorities. Generally, the lower classes are subordinated in priority of payments, and will be impacted first in case of an issuer’s non-payment of scheduled interest or principal. In some cases, the securities holders of one class must receive payment in full before the securities holders of a lower class receive any payments. The Fund may invest in any class of a Structured Product offering. Some Structured Products have credit ratings (or in some cases only certain classes of a Structured Product have credit ratings), but in many cases Structured Products do not have credit ratings. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws), which means (A) the security will not be traded on an exchange, (B) less information about the security may be available as compared to publicly offered securities, (C) only certain institutions may buy and sell the security, and (D) the security may have greater liquidity risk. There can be no assurance that a market will exist or will be active enough for the Fund to sell any Structured Product.
•	Loan Investment Risk Investments in Loans and participation interests in Loans are subject to credit risk, including the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value per share. Also, increases in interest rates may lead to an increase in loan defaults. In the event of a loan borrower’s non-payment of scheduled interest or principal, there can be no assurance that any collateral securing a Loan could be readily liquidated, or that liquidation proceeds would satisfy the Loan borrower’s obligations. In the event of bankruptcy of a Loan borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Loan. Loans in which the Fund may invest may not be rated by a rating agency, may not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Loans will generally be less extensive than that available for registered or exchange-listed securities.
•	Government-Sponsored Enterprises Risk Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. The Fund may purchase residential mortgage-backed securities and other asset-backed securities that are sponsored by U.S. Government agencies and authorities, and may purchase debt securities directly issued by U.S. Government agencies and authorities. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.
•	Municipal Securities Risk Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes which could affect the market for and value of municipal securities.
•	Non-U.S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls (including tariffs), excessive taxation, sanctions, expropriation, limited disclosure and illiquid markets. Non-U.S. securities may also be subject to risks from differing financial reporting, accounting, corporate governance and auditing standards, and increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.
•	Derivatives Risk Derivatives are instruments, such as options, futures and forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including leverage, counterparty, liquidity, interest rate, market, credit, operational, management and legal risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested. Derivative strategies may also involve leverage, which may further exaggerate a loss.
•	Large Investor Risk Ownership of shares of the Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a relevant broad-based securities market index. The Bloomberg U.S. Aggregate Bond Index, the Fund’s primary comparative index, is generally representative of the market for investment grade, U.S. dollar-denominated, fixed-rate taxable bonds. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

Calendar Year Total Returns—Investor Class

Calendar Year Returns

The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2026 was 1.23%.

BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2020	8.57%
Worst quarter	2nd quarter 2022	-4.79%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2025)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	7.14%	1.63%	3.67%
Return after taxes on distributions	5.30%	-0.03%	2.13%
Return after taxes on distributions and sale of fund shares	4.35%	0.52%	2.17%
Institutional Class return before taxes	7.52%	1.76%	3.83%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Managers

Thomas D. Carney, CFA, and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Fund. Both Mr. Carney and Mr. Anderson have been portfolio managers of the Fund since its inception.

Purchase and Sale of Fund Shares

For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, ℅ Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WCPBX ,WCPNX Sum Pro
5732026

LARGE CAP EQUITY FUND SUMMARY

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	0.75%	0.75%
Distribution (12b-1) fees	None	None
Other expenses	0.11%	0.28%
Total annual fund operating expenses(1)	0.86%	1.03%

(1)	The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.89% and 1.09%, respectively, of each Class’s average daily net assets through July 31, 2027. This agreement may only be terminated by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$88	$274	$477	$1,061
Investor Class	$105	$328	$569	$1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of the portfolio.

Principal Investment Strategies

The Fund’s investment strategy (which we call “Quality at a Discount”) is to buy above-average to highest-quality businesses, at prices that we believe are less than what the companies are worth. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies and related derivative instruments. The Fund considers large-cap companies to be those with market capitalizations that would be included in the Bloomberg 1000 Index. As of May 29, 2026, the market capitalization range for the Bloomberg 1000 Index was approximately $222 million to $5,109 billion. The Fund may invest in securities issued by non-U.S. companies, which may be denominated in U.S. dollars or foreign currencies. As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.

We assess a company’s quality based on its competitive position, return on invested capital, ability to redeploy capital, cash flow consistency, financial leverage and management team. We compare the company’s stock price to our estimate of business value, i.e., all the cash that the company will generate for its owners in the future. For each company, we look at a range of business value estimates. We then seek to buy stocks of companies that meet our quality criteria when they are priced at a discount to our estimates of business value.

We invest with a multiple-year time horizon. We believe that purchasing stocks at prices less than our business value estimates provides opportunities for stock price appreciation, both as business values grow and as the market recognizes companies’ values. Typically, we consider selling stocks as they approach or exceed our business value estimates. We may also sell stocks for other reasons, including for the purchase of stocks that we believe offer better investment opportunities.

We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. government securities or government money market fund shares. If the Fund takes such a defensive position, it may be temporarily unable to achieve its investment objective.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Large Company Risk Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies. In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.
•	Concentration Risk The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its largest holdings.

•	Non-U.S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls (including tariffs), excessive taxation, sanctions, expropriation, limited disclosure and illiquid markets. Non-U.S. securities may also be subject to risks from differing financial reporting, accounting, corporate governance and auditing standards, and increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.
•	Large Investor Risk Ownership of shares of the Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a relevant broad-based securities market index. The Bloomberg 1000 Index, the Fund’s primary comparative index, reflects the performance of the 1,000 largest publicly traded companies in the U.S. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

Calendar Year Total Returns – Investor Class

Calendar Year Returns

The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2026 was -5.93%.

BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2020	19.11%
Worst quarter	1st quarter 2020	-18.98%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2025)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	-0.41%	7.33%	9.85%
Return after taxes on distributions	-4.66%	4.85%	7.78%
Return after taxes on distributions and sale of fund shares	2.79%	5.59%	7.73%
Institutional Class return before taxes	-0.23%	7.50%	10.06%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Bloomberg 1000 Index	17.51%	13.47%	14.55%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Manager

Bradley P. Hinton, CFA, and Nathan Ritz, CFA, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Hinton became a portfolio manager of the Fund in 2006. Mr. Ritz became a portfolio manager of the Fund in 2024.

Purchase and Sale of Fund Shares

For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, ℅ Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WVAIX, WVALX Sum Pro
5412026

MULTI CAP EQUITY FUND SUMMARY

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	0.75%	0.75%
Distribution (12b-1) fees	None	None
Other expenses	0.11%	0.31%
Total annual fund operating expenses(1)	0.86%	1.06%

(1)	The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.89% and 1.09%, respectively, of each Class’s average daily net assets through July 31, 2027. This agreement may only be terminated by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$88	$274	$477	$1,061
Investor Class	$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of the portfolio.

Principal Investment Strategies

The Fund’s investment strategy (which we call “Quality at a Discount”) is to buy above-average to highest-quality businesses, at prices that we believe are less than what the companies are worth. The Fund is a “multi-cap” fund and may invest in securities of any market capitalization. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations that would be included in the Bloomberg 3000 Index and related derivative instruments. As of May 29, 2026, the market capitalization range for the Bloomberg 3000 Index was approximately $8 million to $5,109 billion. The Fund may invest in securities issued by non-U.S. companies, which may be denominated in U.S. dollars or foreign currencies. As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers.

We assess a company’s quality based on its competitive position, return on invested capital, ability to redeploy capital, cash flow consistency, financial leverage and management team. We compare the company’s stock price to our estimate of business value, i.e., all the cash that the company will generate for its owners in the future. For each company, we look at a range of business value estimates. We then seek to buy stocks of companies that meet our quality criteria when they are priced at a discount to our estimates of business value.

We invest with a multiple-year time horizon. We believe that purchasing stocks at prices less than our business value estimates provides opportunities for stock price appreciation, both as business values grow and as the market recognizes companies’ values. Typically, we consider selling stocks as they approach or exceed our business value estimates. We may also sell stocks for other reasons, including for the purchase of stocks that we believe offer better investment opportunities.

We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. government securities or government money market fund shares. If the Fund takes such a defensive position, it may be temporarily unable to achieve its investment objective.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Concentration Risk The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its largest holdings.
•	Large Company Risk Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies. In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.
•	Mid-Size Company Risk Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth. Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

•	Small Company Risk Securities of small companies may be more volatile and less liquid, compared to those of large and mid-size companies, due to the small companies’ size, limited product lines, markets, financing sources and management depth. Also, securities of small companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.
•	Non-U.S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls (including tariffs), excessive taxation, sanctions, expropriation, limited disclosure and illiquid markets. Non-U.S. securities may also be subject to risks from differing financial reporting, accounting, corporate governance and auditing standards, and increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.
•	Large Investor Risk Ownership of shares of the Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a relevant broad-based securities market index. The Bloomberg 3000 Index, the Fund’s primary comparative index, reflects the performance of the broad U.S. stock market and consists of companies of all market capitalizations. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

Calendar Year Total Returns – Investor Class

Calendar Year Returns

The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2026 was -1.12%.

BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2020	18.23%
Worst quarter	1st quarter 2020	-26.32%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2025)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	3.03%	6.43%	7.45%
Return after taxes on distributions	1.00%	4.91%	5.95%
Return after taxes on distributions and sale of fund shares	3.24%	4.93%	5.77%
Institutional Class return before taxes	3.22%	6.63%	7.68%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Bloomberg 3000 Index	17.21%	13.09%	14.27%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Managers

Wallace R. Weitz, CFA, and Andrew S. Weitz are jointly and primarily responsible for the day-to-day management of the Fund. Wallace R. Weitz has been a portfolio manager of the Fund since its inception. Andrew S. Weitz became a portfolio manager of the Fund in 2020.

Purchase and Sale of Fund Shares

For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, ℅ Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WPVIX, WPVLX Sum Pro
5622026

PARTNERS III OPPORTUNITY FUND SUMMARY

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	1.00%	1.00%
Distribution (12b-1) fees	None	None
Other expenses	0.12%	0.84%
Total annual fund operating expenses	1.12%	1.84%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$114	$356	$617	$1,363
Investor Class	$187	$579	$995	$2,159

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of the portfolio.

Principal Investment Strategies

The Fund’s investment strategy (which we call “Quality at a Discount”) is to buy above-average to highest-quality businesses, at prices that we believe are less than what the companies are worth. The Fund is a “multi-cap” fund and may invest in securities of any market capitalization. The Fund may invest in securities issued by non-U.S. companies, which may be denominated in U.S. dollars or foreign currencies. As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers and is considered to be a “non-diversified” fund. The Fund invests in long positions in stocks and other securities, when we anticipate that the value of such securities will increase. The Fund also invests in short positions in stocks and other securities, including short sales of exchange traded funds (“ETFs”), when we anticipate a decline in the value of such securities. The Fund has the ability to borrow money to invest in its long positions, and may buy and sell futures contracts, such as stock index futures contracts. The Fund’s mix of long positions and short positions will change over time based on the investment adviser’s assessment of market conditions.

We assess a company’s quality based on its competitive position, return on invested capital, ability to redeploy capital, cash flow consistency, financial leverage and management team. We compare the company’s stock price to our estimate of business value, i.e., all the cash that the company will generate for its owners in the future. For each company, we look at a range of business value estimates. We then seek to buy stocks of companies that meet our quality criteria when they are priced at a discount to our estimates of business value.

We invest with a multiple-year time horizon. We believe that purchasing stocks at prices less than our business value estimates provides opportunities for stock price appreciation, both as business values grow and as the market recognizes companies’ values. Typically, we consider selling stocks as they approach or exceed our business value estimates. We may also sell stocks for other reasons, including for the purchase of stocks that we believe offer better investment opportunities.

We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. government securities or government money market fund shares. If the Fund takes such a defensive position, it may be temporarily unable to achieve its investment objective.

The Fund’s investment strategies for short positions can include (1) selling short an ETF or other security that tracks a broad or narrow market index, in hopes of buying the security at a future date at a lower price, (2) simultaneously buying a put option and selling a call option on an ETF or other security that tracks a broad or narrow market index, (3) buying an ETF or other security that is designed to appreciate in value when the value of a broad or narrow market index declines, (4) simultaneously holding a short position in one security and a long position in another security, with the objective of earning positive returns on the combined set of positions, (5) selling a covered call option on a security that the Fund owns for the duration of the option period and (6) holding a short position in an ETF or other security that tracks a broad or narrow market index and adding to the Fund’s long positions in particular stocks by a corresponding amount.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Concentration Risk The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its largest holdings.
•	Non-diversified Risk Because the Fund is non-diversified, the Fund may have larger positions in fewer companies or industries than a diversified fund. A non-diversified portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

•	Large Company Risk Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies. In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.
•	Mid-Size Company Risk Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth. Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.
•	Small Company Risk Securities of small companies may be more volatile and less liquid, compared to those of large and mid-size companies, due to the small companies’ size, limited product lines, markets, financing sources and management depth. Also, securities of small companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.
•	Non-U.S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls (including tariffs), excessive taxation, sanctions, expropriation, limited disclosure and illiquid markets. Non-U.S. securities may also be subject to risks from differing financial reporting, accounting, corporate governance and auditing standards, and increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.
•	Investments in Exchange Traded Funds ETFs that are based on an index incur certain expenses not incurred by their applicable index and, as such, the Fund will incur additional expenses as a result of investing in an ETF. ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.
•	Short Sales Risk The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it has sold short increases; the loss of value on a short position is theoretically unlimited. Also there may be times when the Fund’s lender demands, or market conditions dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to borrow the securities from another lender or purchase the securities at an unfavorable price. In addition, there is a risk that the third party to a short sale will not fulfill its contractual obligations, which could cause a loss to the Fund. The use of short sales will increase the Fund’s expenses. And because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in the value of securities, which could exceed the value of the Fund’s assets. This may magnify gains and losses and increase the volatility of the Fund’s returns.
•	Leverage Risk The Fund may borrow from banks or brokers and pledge its assets in connection with any such borrowing. If the interest and other expenses on borrowings is greater than the Fund’s returns on the proceeds of the borrowings, then the use of leverage will decrease the overall return to the Fund’s shareholders. The use of leverage will also tend to magnify the volatility of the Fund’s returns and may increase the Fund's sensitivity to interest rate changes and other market risks.
•	Derivatives Risk Derivatives are instruments, such as options, futures and forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including leverage, counterparty, liquidity, interest rate, market, credit, operational, management and legal risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested. Derivative strategies may also involve leverage, which may further exaggerate a loss.
•	Large Investor Risk Ownership of shares of the Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a relevant broad-based securities market index. The Bloomberg 3000 Index, the Fund’s primary comparative index, reflects the performance of the broad U.S. stock market and consists of companies of all market capitalizations. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

Calendar Year Total Returns—Investor Class

Calendar Year Returns

The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2026 was -0.95%.

BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	1st quarter 2019	19.37%
Worst quarter	1st quarter 2020	-16.30%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2025)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	2.41%	3.50%	6.07%
Return after taxes on distributions	1.08%	1.57%	4.26%
Return after taxes on distributions and sale of fund shares	2.37%	2.56%	4.62%
Institutional Class return before taxes	3.17%	4.18%	6.71%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Bloomberg 3000 Index	17.21%	13.09%	14.27%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Managers

Wallace R. Weitz, CFA, and Andrew S. Weitz are jointly and primarily responsible for the day-to-day management of the Fund. Wallace R. Weitz has been a portfolio manager of the Fund since its inception. Andrew S. Weitz became a portfolio manager of the Fund in 2020.

Purchase and Sale of Fund Shares

For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, ℅ Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WPOPX, WPOIX Sum Pro
3102026

SHORT DURATION INCOME FUND SUMMARY

Investment Objective

The investment objective of the Fund is current income consistent with the preservation of capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	0.40%	0.40%
Distribution (12b-1) fees	None	None
Other expenses	0.10%	0.48%
Total annual fund operating expenses	0.50%	0.88%
Fee waiver and/or expense reimbursement(1)	(0.05)%	(0.23)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.65%

(1)	The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.45% and 0.65%, respectively, of each Class’s average daily net assets through July 31, 2027. This agreement may only be terminated by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$46	$150	$269	$618
Investor Class	$66	$234	$441	$1,041

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of the portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities and related derivative instruments.

These debt securities may include: (1) U.S. Government securities (including securities issued by government-sponsored enterprises); (2) structured products, such as agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), and collateralized obligations (such as collateralized debt obligations, collateralized loan obligations and collateralized mortgage obligations) (collectively, “Structured Products”); (3) corporate debt securities; (4) loans and participation interests in loans or loan pools, such as bank loans, commercial loans, mortgage loans and consumer loans (collectively, “Loans”); and (5) securities issued by foreign governments, which may include sovereign debt. The Fund may invest up to 15% of its total assets in debt securities which are unrated or non-investment grade (commonly referred to as “high yield” or “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.

The Fund may, but is not required to, use derivatives, such as options, futures contracts, including bond and interest rate futures, and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique. These derivative instruments will count toward the Fund's 80% policy only if they have economic characteristics similar to the securities included within that policy.

The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. We select debt securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

The Fund may invest in debt securities of all maturities, but expects to maintain an average effective duration between one to three and a half years. The average effective duration of the Fund’s portfolio as of June 30, 2026 was 2.01 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if interest rates increase by 1%, the market price of a debt security with a duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.

If we determine that circumstances warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities. In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Interest Rate Risk Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, disinflation or deflation, general economic conditions, etc.). When interest rates rise, debt securities prices fall. When interest rates fall, debt securities prices rise. Changing interest rates (or the expectation of such changes) can be difficult to forecast and may have sudden and unpredictable effects in the markets and on the Fund’s investments. In general, debt securities with longer maturities are more sensitive to changes in interest rates.
•	Credit Risk The risk that the issuer or guarantor of a debt security is unable or unwilling, or perceived to be unable or unwilling, to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall. In general, lower-rated debt securities may have greater credit risk than investment grade securities.
•	Non-Investment Grade Debt (Junk Bond) Securities Risk Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are more speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes, issuer developments or rising interest rates. The Fund may also hold securities of distressed companies. Distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties, which may cause the value of their securities to fluctuate rapidly or unpredictably.
•	Call Risk Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.
•	Debt Securities Liquidity Risk Debt securities purchased by the Fund may be illiquid at the time of purchase or may be liquid at the time of purchase but subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market's perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.
•	Structured Products Risk The term Structured Products includes a wide variety of investment products, such as mortgage-backed securities and other types of asset-backed securities as well as various types of collateralized obligations. Risks from Structured Products include (i) underlying collateral may not be adequate to make payments to investors, (ii) underlying collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors and (iv) the Structured Product’s manager may perform poorly. Non-payment on a Structured Product would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value per share. In most cases, structured products are issued in several classes (sometimes called tranches), with different payment priorities. Generally, the lower classes are subordinated in priority of payments, and will be impacted first in case of an issuer’s non-payment of scheduled interest or principal. In some cases, the securities holders of one class must receive payment in full before the securities holders of a lower class receive any payments. The Fund may invest in any class of a Structured Product offering. Some Structured Products have credit ratings (or in some cases only certain classes of a Structured Product have credit ratings), but in many cases Structured Products do not have credit ratings. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws), which means (A) the security will not be traded on an exchange, (B) less information about the security may be available as compared to publicly offered securities, (C) only certain institutions may buy and sell the security, and (D) the security may have greater liquidity risk. There can be no assurance that a market will exist or will be active enough for the Fund to sell any Structured Product.

•	Loan Investment Risk Investments in Loans and participation interests in Loans are subject to credit risk, including the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value per share. Also, increases in interest rates may lead to an increase in loan defaults. In the event of a loan borrower’s non-payment of scheduled interest or principal, there can be no assurance that any collateral securing a Loan could be readily liquidated, or that liquidation proceeds would satisfy the Loan borrower’s obligations. In the event of bankruptcy of a Loan borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Loan. Loans in which the Fund may invest may not be rated by a rating agency, may not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Loans will generally be less extensive than that available for registered or exchange-listed securities.
•	Government-Sponsored Enterprises Risk Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. The Fund may purchase residential mortgage-backed securities or other asset-backed securities that are sponsored by U.S. Government agencies and authorities, and may purchase debt securities directly issued by U.S. Government agencies and authorities. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.
•	Non-U.S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls (including tariffs), excessive taxation, sanctions, expropriation, limited disclosure and illiquid markets. Non-U.S. securities may also be subject to risks from differing financial reporting, accounting, corporate governance and auditing standards, and increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.
•	Derivatives Risk Derivatives are instruments, such as options, futures and forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including leverage, counterparty, liquidity, interest rate, market, credit, operational, management and legal risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested. Derivative strategies may also involve leverage, which may further exaggerate a loss.
•	Large Investor Risk Ownership of shares of the Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of two relevant securities market indexes. The Bloomberg US Aggregate Bond Index, the Fund’s primary comparative index, is a broad-based securities market index generally representative of the market for investment grade, U.S. dollar-denominated, fixed-rate taxable bonds. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Effective December 16, 2016, the Fund revised its principal investment strategies. The Fund’s past performance in the bar chart and table for periods prior to December 16, 2016 reflect the Fund’s prior principal investment strategies and may not be indicative of future performance results. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

Calendar Year Total Returns—Investor Class

Calendar Year Returns

The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2026 was 1.41%.

BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2020	3.79%
Worst quarter	1st quarter 2020	-2.19%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2025)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	5.50%	3.02%	2.78%
Return after taxes on distributions	3.64%	1.59%	1.60%
Return after taxes on distributions and sale of fund shares	3.23%	1.69%	1.61%
Institutional Class return before taxes	5.62%	3.13%	2.92%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Bloomberg US Aggregate Bond Index	7.30%	-0.36%	2.01%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Manager

Thomas D. Carney, CFA, and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Carney became a portfolio manager of the Fund in 1996. Mr. Anderson became a portfolio manager of the Fund in 2017.

Purchase and Sale of Fund Shares

For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, ℅ Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WEFIX, WSHNX SumPro
3292026

ULTRA SHORT GOVERNMENT FUND SUMMARY

Investment Objective

The investment objective of the Fund is current income consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
Institutional Class
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management fees	0.30%
Distribution (12b-1) fees	None
Other expenses	0.21%
Acquired Fund Fees	0.01%
Total annual fund operating expenses	0.52%
Fee waiver and/or expense reimbursement(1)	(0.19)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.33%

(1)	The investment adviser has agreed in writing to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.32% of the Institutional Class shares’ average daily net assets through July 31, 2027. This agreement may only be terminated by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$34	$127	$252	$615

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of the portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities, and related derivative instruments. The balance of the Fund’s assets may be invested in U.S. dollar-denominated investment grade debt securities, including corporate debt securities, mortgage-backed securities and asset backed securities. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms. The Fund may invest in securities that are unrated if we determine that such securities are of investment grade quality. The Fund may also invest in government money market funds or exchange traded funds which invest substantially all of their assets in U.S. government securities.

The Fund may invest in debt securities of all maturities, but expects to limit its average effective duration to one year or less. The average effective duration of the Fund’s portfolio as of June 30, 2026 was 0.25 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if interest rates increase by 1%, the market price of a debt security with a duration of 1 year will generally decrease by approximately 1%. Conversely, a 1% decline in interest rates will generally result in an increase of approximately 1% of that security’s market price.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Interest Rate Risk Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, disinflation or deflation, general economic conditions, etc.). When interest rates rise, debt securities prices fall. When interest rates fall, debt securities prices rise. Changing interest rates (or the expectation of such changes) can be difficult to forecast and may have sudden and unpredictable effects in the markets and on the Fund’s investments. In general, debt securities with longer maturities are more sensitive to changes in interest rates.
•	Credit Risk The risk that the issuer or guarantor of a debt security is unable or unwilling, or perceived to be unable or unwilling, to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall. In general, lower-rated debt securities may have greater credit risk than investment grade securities.
•	Call Risk Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.

•	Debt Securities Liquidity Risk Debt securities purchased by the Fund may be illiquid at the time of purchase or may be liquid at the time of purchase but subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market's perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.
•	Mortgage-Backed (and Other Asset-Backed) Securities Risk Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool. Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments. Credit support may be provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders. Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities and (iii) the credit support may be insufficient to make payment on the securities.
•	Government-Sponsored Enterprises Risk Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. The Fund may purchase residential mortgage-backed securities and other asset-backed securities that are sponsored by U.S. Government agencies and authorities, and may purchase debt securities directly issued by U.S. Government agencies and authorities. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.
•	Large Investor Risk Ownership of shares of the Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•	Portfolio Turnover Risk The Fund maintains a very short average effective duration of one year or less. Given this mandate, the Fund routinely purchases and sells short-duration debt securities, resulting in a portfolio turnover rate that may be well in excess of 100%. Unlike equity funds or longer-duration bond funds, a high turnover rate for the Fund is expected and is a direct consequence of the Fund’s investment strategy rather than a sign of speculative trading. A high portfolio turnover rate does, however, increase the Fund’s transaction costs, including brokerage commissions, dealer mark-ups and other trading expenses, which are borne by the Fund and may reduce investment performance.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of the relevant securities market index. The Bloomberg US Aggregate Bond Index, the Fund’s primary comparative index, is a broad-based securities market index generally representative of the market for investment grade, U.S. dollar-denominated, fixed-rate taxable bonds. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Effective December 16, 2016, the Fund revised its principal investment strategies and policies to permit the Fund to invest in a diversified portfolio of short-term debt securities and to have a fluctuating net asset value. Prior to December 16, 2016, the Fund operated as a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), and maintained a stable net asset value of $1.00 per share. The Fund’s past performance in the bar chart and table for periods prior to December 16, 2016 reflect the Fund’s prior principal investment strategies and policies and may not be indicative of future performance results. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

Calendar Year Total Returns—Institutional Class

Calendar Year Returns

The year-to-date return for the Fund’s Institutional Class for the six months ended June 30, 2026 was 1.56%.

BEST AND WORST PERFORMING QUARTERS (during the period shown above)
	Quarter/Year	Total Return
Best quarter	4th quarter 2023	1.46%
Worst quarter	4th quarter 2021	-0.07%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2025)
	1 Year	5 Year	10 Year
Institutional Class(1)
Return before taxes	4.02%	3.01%	2.11%
Return after taxes on distributions	2.36%	1.76%	1.24%
Return after taxes on distributions and sale of fund shares	2.36%	1.77%	1.24%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Bloomberg US Aggregate Bond Index	7.30%	-0.36%	2.01%

(1)	Returns prior to December 16, 2016 were achieved while the Fund was operated as a government money market fund.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Managers

Thomas D. Carney, CFA, and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Carney became a portfolio manager of the Fund on January 1, 1996. Mr. Anderson became a portfolio manager of the Fund in 2016.

Purchase and Sale of Fund Shares

For Institutional Class shares, the minimum investment required to open an account in the Fund is $25,000. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, ℅ Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements. As a result of the investment strategies of the Fund, it is not anticipated that a significant amount of the Fund’s distributions will be taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SAFEX SumPro
3302026

Additional Information About Investment Strategies and Related Risks

Each Fund seeks to achieve its investment objective(s) through its principal investment strategies. Summaries of each Fund’s principal investment strategies and principal risks are provided at the beginning of this Prospectus. This section of the Prospectus provides additional information about the investment strategies used by the Funds and the risks associated with the Funds. None of the Funds engage in active and frequent trading of portfolio securities as a part of its principal investment strategies. The Statement of Additional Information contains more detailed information about the Funds’ investment policies and risks. The name, investment objective and policies of a Fund may be similar to other funds advised by the investment adviser or its affiliates. However, the investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds.

Investment Objectives

The Weitz Equity Funds are the Large Cap Equity Fund (“Large Cap Fund”), Multi Cap Equity Fund (“Multi Cap Fund”), and Partners III Opportunity Fund (“Partners III Fund”). The investment objective of each of the Weitz Equity Funds is capital appreciation.

The investment objectives of the Conservative Allocation Fund (“Conservative Allocation Fund”) are long-term capital appreciation, capital preservation and current income.

The primary investment objectives of the Core Plus Income Fund (“Core Plus Fund”) are current income and capital preservation. A secondary investment objective is long-term capital appreciation.

The investment objective of the Short Duration Income Fund (“Short Duration Fund”) is current income consistent with preservation of capital.

The investment objective of the Ultra Short Government Fund (“Ultra Short Fund”) is current income consistent with the preservation of capital and maintenance of liquidity.

The investment objective of each Fund can be changed without a shareholder vote.

Additional Information About Investment Strategies

Weitz Equity Funds: Large Cap, Multi Cap Fund and Partners III Fund

Each of the Weitz Equity Funds seek to achieve its objective by investing primarily in common stocks, including securities issued by non-U.S. companies and denominated in U.S. dollars. Each of the Weitz Equity Funds may also make investments or engage in investment techniques, to a limited extent, that are not part of their principal investment strategies. For example, each of the Weitz Equity Funds may invest in a variety of (a) securities of a company convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds, (b) securities of a company not convertible into common stock, such as bonds and preferred stock, and (c) securities issued by non-U.S. companies and denominated in foreign currencies, in each case which we determine may offer the opportunity for capital appreciation. The Weitz Equity Funds may invest in put and call options. Each Weitz Equity Fund may also invest in the securities of other investment companies, which may include exchange-traded funds. The portfolios of each of the Weitz Equity Funds are generally more concentrated in investments of relatively few issuers than many mutual funds, and further, the Partners III Fund is considered to be a “non-diversified” Fund.

Under normal circumstances, the Large Cap Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of large-cap companies and related derivative instruments. The Fund considers large-cap companies to be those with market capitalizations that would be included in the Bloomberg 1000 Index. As of May 29, 2026, the market capitalization range for the Bloomberg 1000 Index was approximately $222 million to $5,109 billion. This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.

The Multi Cap and Partners III Funds are “multi-cap” funds and may invest in the securities of any market capitalization.

Under normal circumstances, the Multi Cap Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations that would be included in the Bloomberg 3000 Index and related derivative instruments. As of May 29, 2026, the market capitalization range for the Bloomberg 3000 Index was approximately $8 million to $5,109 billion. This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.

Tax considerations are secondary to the primary goal of capital appreciation, but all things being equal, we manage the portfolios to maximize after-tax returns for tax-paying shareholders. For example, we prefer long-term capital gains to short-term gains and we optimize the recognition of capital losses when possible.

In making investment decisions, we distinguish between security price volatility and the risk of permanent loss of capital. Some of the securities the Funds own may be volatile. Since the Weitz Equity Funds focus on long-term total return (income plus capital gains), we are not as concerned with short-term volatility.

We are concerned with the risk of permanent loss of capital. The risks described in this Prospectus set forth some of the ways in which a permanent loss of capital may occur. We believe that our Quality at a Discount investment strategy may help to limit, but will not eliminate, this downside risk.

Conservative Allocation Fund

The Conservative Allocation Fund seeks to achieve its objective by investing primarily in a portfolio of equity and debt securities. Under normal circumstances, the Conservative Allocation Fund will invest at least 25% of its total assets in equity securities, such as common stocks and a variety of securities convertible into common stocks such as rights, warrants and convertible preferred stock. Also, under normal circumstances, the Fund will invest at least 25% of its total assets in investment-grade debt securities, which may include: (1) U.S. Government securities (including securities issued by government-sponsored enterprises); (2) corporate debt securities; (3) structured products, such as agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), and collateralized obligations (such as collateralized debt obligations, collateralized loan obligations and collateralized mortgage obligations) (collectively, “Structured Products”); (4) loans and participation interests in loans or loan pools, such as bank loans, commercial loans, mortgage loans and consumer loans (collectively, “Loans”); and (5) securities issued by foreign governments, which may include sovereign debt. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms. The Fund may also invest up to 20% of its total assets in debt securities which are unrated or non-investment grade (commonly referred to as “high yield" or “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 20% limit.

The Conservative Allocation Fund may invest in the equity securities of issuers of all sizes. The Fund may invest in debt securities of all maturities. The Fund may, but is not required to, use derivatives, such as options, futures and forward contracts, including interest rate futures, and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. These derivative instruments will count toward the Fund's 25% policy for investment grade debt securities only if they have economic characteristics similar to the securities included within that policy. The Fund may invest in equity or debt securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.

In making investment decisions, we distinguish between security price volatility and the risk of permanent loss of capital. Some of the securities the Conservative Allocation Fund owns may be volatile. Since the Conservative Allocation Fund has a long-term focus on capital appreciation, we are not as concerned with short-term volatility.

We are concerned with the risk of permanent loss of capital. The risks described in this Prospectus set forth some of the ways in which a permanent loss of capital may occur. We believe that our Quality at a Discount investment strategy may help to limit, but will not eliminate, this downside risk.

Investors in the Conservative Allocation Fund should also be aware that the Fund’s balance between stock and debt securities could limit the Conservative Allocation Fund’s potential for capital appreciation relative to a fund that invests primarily in stocks.

Core Plus Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities and related derivative instruments. This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.

These debt securities may include: (1) U.S. Government securities (including securities issued by government-sponsored enterprises); (2) structured products, such as agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), and collateralized obligations (such as collateralized debt obligations, collateralized loan obligations and collateralized mortgage obligations) (collectively, “Structured Products”); (3) corporate debt securities; (4) loans and participation interests in loans or loan pools, such as bank loans, commercial loans, mortgage loans and consumer loans (collectively, “Loans”); and (5) securities issued by foreign governments, which may include sovereign debt. The Fund may invest up to 25% of its total assets in debt securities which are unrated or non-investment grade (commonly referred to as “high yield” or “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 25% limit. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.

The Fund may, but is not required to, use derivatives, such as options, futures contracts, including bond and interest rate futures, and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. These derivative instruments will count toward the Fund's 80% policy only if they have economic characteristics similar to the securities included within that policy.

The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. We select debt securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions. The Fund may invest in debt securities of all maturities, but expects to maintain a dollar-weighted average maturity of less than ten years.

The Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.

Partners III Fund

In addition to the strategies of the Weitz Equity Funds mentioned above, the Partners III Fund may also engage in short selling of securities (including short sales of exchange-traded funds), invest in commodities contracts and futures transactions such as stock index futures, borrow money and purchase securities on margin.

Short Duration Fund

Under normal circumstances, the Short Duration Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities and related derivative instruments. This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.

These debt securities may include: (1) U.S. Government securities (including securities issued by government-sponsored enterprises); (2) structured products, such as agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), and collateralized obligations (such as collateralized debt obligations, collateralized loan obligations and collateralized mortgage obligations) (collectively, “Structured Products”); (3) corporate debt securities; (4) loans and participation interests in loans or loan pools, such as bank loans, commercial loans, mortgage loans and consumer loans (collectively, “Loans”); and (5) securities issued by foreign governments, which may include sovereign debt.

The Fund may also invest up to 15% of its total assets in debt securities which are unrated or non-investment grade (commonly referred to as “high yield” or “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.

The Fund may, but is not required to, use derivatives instruments, such as options, futures contracts, including bond and interest rate futures, and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique. These derivative instruments will count toward the Fund's 80% policy only if they have economic characteristics similar to the securities included within that policy.

The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. We select debt securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Short Duration Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

The Short Duration Fund may invest in debt securities of all maturities, but expects to maintain an average effective duration of between one to three and a half years.

The Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.

Ultra Short Fund

Under normal circumstances, the Ultra Short Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities, and related derivative instruments. This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy. The balance of the Fund’s assets may be invested in U.S. dollar-denominated investment grade debt securities, including corporate debt securities, mortgage-backed securities and asset backed securities. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms. The Fund may invest in securities that are unrated if we determine that such securities are of investment grade quality. The Fund may also invest in government money market funds or exchange traded funds which invest substantially all of their assets in U.S. government securities.

The Fund may invest in debt securities of all maturities, but expects to limit its average effective duration to one year or less.

The Fund is not a money market fund that operates in compliance with Rule 2a-7 under the 1940 Act and the Fund does not seek to maintain a stable net asset value. Accordingly, the Fund is not subject to the credit quality, liquidity, maturity, diversification and other limitations imposed on money market funds by Rule 2a-7.

Risks of Investing in the Funds

You should be aware that an investment in the Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective(s) or that a Fund will perform as it has in the past. You may lose money if you invest in the Funds. The following table identifies the primary risk factors of each Fund in light of their respective principal investment strategies, as well as certain other risks that may apply to a Fund when it makes investments or engages in investment techniques that are not part of its principal investment strategies. These risk factors are explained following the table below. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times. For more information about the risks associated with the Funds, see the Statement of Additional Information.

Risk	Conservative Allocation	Core Plus	Large Cap Equity	Multi Cap Equity	Partners III	Short Duration	Ultra Short
Market Risk	XX	XX	XX	XX	XX	XX	XX
Active Management Risk	XX	XX	XX	XX	XX	XX	XX
Concentration Risk	XX		XX	XX	XX
Non-diversified Risk					XX
Large Company Risk	XX		XX	XX	XX
Mid-Size Company Risk	XX			XX	XX
Small Company Risk	XX			XX	XX
Interest Rate Risk	XX	XX				XX	XX
Credit Risk	XX	XX				XX	XX
Preferred Securities Risk	x	x	x	x	x	x
Non-Investment Grade Debt (Junk Bond) Securities Risk	XX	XX				XX
Call Risk	XX	XX				XX	XX
Prepayment and Extension Risk	x	x				x	x
Debt Securities Liquidity Risk	XX	XX				XX	XX
Structured Products Risk	XX	XX				XX
Loan Investment Risk	XX	XX				XX
Investments in Other Investment Companies	x	x	x	x	x	x	x
Investments in Exchange Traded Funds	x	x	x	x	XX	XX	x
Restricted or Illiquid Securities Risk	x	x	x	x	x	x	x
Government-Sponsored Enterprises Risk	XX	XX	x	x	x	XX	XX
Non-U.S. Securities Risk	XX	XX	XX	XX	XX	XX	x
Derivatives Risk	XX	XX	x	x	XX	XX
Municipal Securities Risk	x	XX				XX	x
Securities Lending Risk	x	x	x	x	x	x
Information Risk	x	x	x	x	x	x	x
Inflation Risk	x	x	x	x	x	x	x
Large Investor Risk	XX	XX	XX	XX	XX	XX	XX
Failure to Meet Investment Objective Risk	XX	XX	XX	XX	XX	XX	XX
Short Sales Risk					XX
Leverage Risk					XX
Portfolio Turnover Risk							XX

The risks marked XX are considered to be the principal investment risks of each respective Fund based upon the Fund’s principal investment strategies. The risks marked x are considered to be additional non-principal investment risks.

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to general market conditions which are not specifically related to a particular industry, company or government, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, sustained periods of inflation, deflation or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry such as labor shortages, unfavorable credit conditions, increased production costs or a diminished competitive position. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. Financial markets have become increasingly interconnected on a global basis and as a result the occurrence of negative events in any global region, or responses to government actions or interventions, cybersecurity events, or technological advances (such as artificial intelligence and machine learning) can lead to volatility and/or price declines in the value of assets held by the Funds. Changes in the value of portfolio assets could be short-term or long-term, depending on applicable circumstances. The frequency and magnitude of the resulting changes in the value of the Fund’s investments cannot be predicted.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of a Fund’s investments may prove to be incorrect. A Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Concentration Risk The risk that a Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. Even for the Weitz Funds that are diversified under the 1940 Act, some of these Funds may invest in relatively few holdings, so a higher percentage of their assets may be invested in a particular issuer or in fewer companies, as compared to what is typical for other mutual funds. This may increase volatility. These Funds will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.
•	Non-diversified Risk The Partners III Fund is considered to be a “non-diversified” fund, as the term is defined under the 1940 Act. Non-diversified funds may have larger positions in fewer companies or industries than a diversified fund. A non-diversified portfolio is more likely to experience significant fluctuations in value, exposing the Fund to greater risk of loss in any given period than a diversified fund.
•	Large Company Risk Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies. In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.

•	Mid-Size Company Risk Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth. Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.
•	Small Company Risk Securities of small companies may be more volatile and less liquid, compared to those of large and mid-size companies, due to the small companies’ size, limited product lines, markets, financing sources and management depth. Also, securities of small companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.
•	Interest Rate Risk Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, disinflation or deflation, general economic conditions, etc.). When interest rates rise, debt securities prices fall. When interest rates fall, debt securities prices rise. Changing interest rates (or the expectation of such changes) can be difficult to forecast and may have sudden and unpredictable effects in the markets and on a Fund’s investments. In general, debt securities with longer maturities are more sensitive to changes in interest rates.
•	Credit Risk The risk that the Fund could experience losses if the issuer or guarantor of a debt security, the counterparty to a derivative contract or a repurchase agreement, a borrower of portfolio securities, or the issuer or guarantor of collateral is unable or unwilling, or perceived to be unable or unwilling, to pay interest or principal or to otherwise meet its financial obligations in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall. In general, lower-rated debt securities may have greater credit risk than investment grade securities.
•	Preferred Securities Risk In addition to credit risk, investment in preferred securities carries certain risks including:
•	Deferral Risk - Traditional preferred securities contain provisions that allow an issuer, under certain conditions, to skip (in the case of "noncumulative" preferred securities) or defer (in the case of "cumulative" preferred securities) dividend payments. Fully taxable or hybrid preferred securities may contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.
•	Redemption Risk - Preferred securities may contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return.
•	Limited Voting Rights - Preferred securities may not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.
•	Subordination - Preferred securities are subordinated to debt securities in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities.
•	Non-Investment Grade Debt (Junk Bond) Securities Risk Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are more speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes, issuer developments or rising interest rates. In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than the market for investment grade securities, and there may be more price volatility for non-investment grade securities. High yield securities are particularly sensitive to adverse economic, market, industry or issuer-specific developments, which may result in an increased incidence of default. These securities may be subject to higher transaction costs than higher rated securities. In times of economic or market developments and interest rate changes, these securities may experience higher than normal default rates. In addition, the high yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. The Fund may also hold securities of distressed companies. Distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties, which may cause the value of their securities to fluctuate rapidly or unpredictably.

•	Call Risk Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.
•	Prepayment and Extension Risk When interest rates fall, repayments of debt securities, including Structured Products, and repayments of Loans, may occur more quickly than anticipated, lowering the expected duration of these investments. In such circumstances, portfolio investments may be repaid earlier than expected, likely causing a Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income. When interest rates rise, repayments of debt securities, including Structured Products, and repayments of Loans, may occur more slowly than anticipated, extending the effective duration of these investments at below market interest rates and causing their market prices to decline more than they would have declined, due to the rise in interest rates alone. These risks may cause a Fund’s share price to be more volatile.
•	Debt Securities Liquidity Risk Debt securities purchased by a Fund may be illiquid at the time of purchase or may be liquid at the time of purchase but subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market's perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value. And, if sudden or large-scale increases in interest rates were to occur, a Fund that invests in debt securities could also face above-average redemption requests, which could cause the Fund to lose value due to downward pricing forces and reduced market liquidity.
•	Structured Products Risk The term structured products include a wide variety of investment products, including agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), and collateralized obligations (such as collateralized debt obligations, collateralized loan obligations and collateralized mortgage obligations). Risks from structured products include (i) underlying collateral may not be adequate to make payments to investors, (ii) underlying collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors and (iv) the structured product’s manager may perform poorly. Non-payment on a structured product would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in a Fund’s net asset value per share. In most cases, structured products are issued in several classes (sometimes called tranches), with different payment priorities. Generally, the lower classes are subordinated in priority of payments, and will be impacted first in case of an issuer’s non-payment of scheduled interest or principal. In some cases, the securities holders of one class must receive payment in full before the securities holders of a lower class receive any payments. A Fund may invest in any class of a structured product offering. Some structured products have credit ratings (or in some cases only certain classes of a structured product have credit ratings), but in many cases structured products do not have credit ratings. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws), which means (A) the security will not be traded on an exchange, (B) less information about the security may be available as compared to publicly offered securities, (C) only certain institutions may buy and sell the security, and (D) the security may have greater liquidity risk. There can be no assurance that a market will exist or will be active enough for a Fund to sell any Structured Product.
•	Loan Investment Risk Investments in Loans and participation interests in Loans are subject to credit risk, including the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in a Fund’s net asset value per share. Also, increases in interest rates may lead to an increase in loan defaults. In the event of a loan borrower’s non-payment of scheduled interest or principal, there can be no assurance that any collateral securing a Loan could be readily liquidated, or that liquidation proceeds would satisfy the Loan borrower’s obligations. In the event of bankruptcy of a Loan borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Loan. Loans in which a Fund may invest may not be rated by a rating agency, may not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Loans will generally be less extensive than that available for registered or exchange-listed securities.

Loan interests may not be considered “securities,” and purchasers, such as a Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, a Fund may be unable to sell its Loans at an advantageous time or price. Also, Loans typically have extended settlement periods (generally greater than 7 days). As a result, a Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. A Fund may acquire a participation interest in a Loan that is held by another party. When a Fund’s Loan interest is a participation, the Fund may have less control over the exercise of remedies, and it normally would not have any direct rights against the borrower. The risks associated with unsecured Loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable Loans that are secured by specific collateral. In addition, in the event a borrower becomes insolvent, a Loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment.

•	Investments in Other Investment Companies The Funds may invest in the shares of other investment companies, including non-affiliated money market funds. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the respective Fund. To the extent that a Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.
•	Investments in Exchange Traded Funds ETFs that are based on an index incur certain expenses not incurred by their applicable index and, as such, a Fund will incur additional expenses as a result of investing in an ETF. ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.
•	Restricted or Illiquid Securities Risk Investments, such as structured products or Loans, that are not publicly traded, such as those acquired in a privately negotiated transaction and other restricted securities may be difficult to sell or may be subject to agreements that prohibit or limit their sale or other disposition. Securities that are thinly traded, especially those where a Fund holds a significant percentage of the issuer’s outstanding shares may also be considered illiquid and a Fund may be unable to sell them on short notice or only at a price below current value. No Fund will invest in any restricted or illiquid securities which would cause the aggregate value of all such securities to exceed 15% of the Fund’s net assets.
•	Government-Sponsored Enterprises Risk Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. A Fund may purchase residential mortgage-backed securities or other asset-backed securities that are sponsored by U.S. Government agencies and authorities, and may purchase debt securities directly issued by U.S. Government agencies and authorities. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.
•	Non-U.S. Securities Risk The Funds may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls (including tariffs), excessive taxation, sanctions, expropriation, limited disclosure and illiquid markets. Non-U.S. securities may also be subject to risks from differing financial reporting, accounting, corporate governance and auditing standards, and increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities. In addition, certain non-U.S. security markets, securities registration, custody and settlement may be subject to delays and legal and administrative uncertainty.
•	Derivatives Risk Derivatives are instruments, such as futures and forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including leverage, counterparty, liquidity, interest rate, market, credit, management and legal risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases a Fund could lose more than the principal amount invested. Derivative strategies may also involve leverage, which may further exaggerate a loss.
•	Municipal Securities Risk Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes which could affect the market for and value of municipal securities. Various municipalities have experienced economic and financial difficulties over recent periods and preventive or protective actions that municipalities may take in response could result in business disruption and reduced or disrupted operations, which could have negative effects on municipal budgets. Such events could negatively impact a Fund’s net asset value and/or the distributions paid by a Fund that invests in municipal securities.

•	Securities Lending Risk The Funds (other than the Ultra Short Government Fund) may engage in securities lending. A Fund may loan up to one-third of the value of the Fund’s total assets (including the value of any collateral received) to approved borrowers. Each loan may be secured by collateral in the form of cash or U.S. Government securities. Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all, or the Fund loses its rights in the collateral should the borrower fail financially. A Fund could also lose money in the event of a decline in the value of any collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (the risk of a mismatch between the return on cash collateral investments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk.
•	Information Risk The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public or private offerings often involve greater information risk than other equity securities due to a lack of historical public information.
•	Inflation Risk Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors. Additionally, actions by government and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments.
•	Large Investor Risk Ownership of shares of a Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact a Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase a Fund’s brokerage and other expenses.
•	Failure to Meet Investment Objective Risk There can be no assurance that a Fund will meet its investment objective.

Additional Risks—Partners III Fund

•	Short Sales Risk The Partners III Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it has sold short increases; the loss of value on a short position is theoretically unlimited. Also there may be times when the Fund’s lender demands, or market conditions dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to borrow the securities from another lender or purchase the securities at an unfavorable price. In addition, there is a risk that the third party to a short sale will not fulfill its contractual obligations, which could cause a loss to the Fund. The use of short sales will increase the Fund’s expenses. And because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in the value of securities, which could exceed the value of the Fund’s assets. This may magnify gains and losses and increase the volatility of the Fund’s returns.
•	Leverage Risk The Partners III Fund may borrow from banks or brokers and pledge its assets in connection with any such borrowing. If the interest and other expenses on borrowings is greater than the Fund’s returns on the proceeds of the borrowings, then the use of leverage will decrease the overall return to the Fund’s shareholders. The use of leverage will also tend to magnify the volatility of the Fund’s returns and may increase the Fund's sensitivity to interest rate changes and other market risks.

Additional Risks— Ultra Short Fund

•	Portfolio Turnover Risk The Ultra Short Fund maintains a very short average effective duration of one year or less. Given this mandate, the Fund routinely purchases and sells short-duration debt securities, resulting in a portfolio turnover rate that may be well in excess of 100%. Unlike equity funds or longer-duration bond funds, a high turnover rate for the Ultra Short Fund is expected and is a direct consequence of the Fund's investment strategy rather than a sign of speculative trading. A high portfolio turnover rate does, however, increase the Fund's transaction costs, including brokerage commissions, dealer mark-ups and other trading expenses, which are borne by the Fund and may reduce investment performance.

Management

Investment Adviser

Weitz Inc. is the investment adviser for the Weitz Funds (the “Trust”). Weitz Inc. is located at Blackstone Plaza, 3555 Farnam Street, Suite 800, Omaha, Nebraska 68131. Weitz Inc. provides investment advice to each Fund and is responsible for the overall management of Weitz Funds’ business affairs, subject to the supervision of the Board of Trustees of the Weitz Funds. Weitz Inc. is a Nebraska corporation and also serves as investment adviser to certain other entities.

Weitz Inc. is entitled to a monthly advisory fee from the Conservative Allocation Fund equal on an annual basis to 0.60% of the Conservative Allocation Fund’s average daily net assets.

Weitz Inc. is entitled to a monthly advisory fee from the Core Plus Fund equal on an annual basis to 0.40% of the Core Plus Fund’s average daily net assets.

Weitz Inc. is entitled to a monthly advisory fee from the Large Cap Fund equal on an annual basis with the following schedule:

AVERAGE DAILY NET ASSET BREAK POINTS
Greater than	Less than or equal to	Rate
$0	$5,000,000,000	0.75%
$5,000,000,000		0.70%

Weitz Inc. is entitled to a monthly advisory fee from the Multi Cap Fund equal on an annual basis with the following schedule:

AVERAGE DAILY NET ASSET BREAK POINTS
Greater than	Less than or equal to	Rate
$0	$5,000,000,000	0.75%
$5,000,000,000		0.70%

Weitz Inc. is entitled to a monthly advisory fee from the Partners III Fund equal on an annual basis with the following schedule:

AVERAGE DAILY NET ASSET BREAK POINTS
Greater than	Less than or equal to	Rate
$0	$1,000,000,000	1.00%
$1,000,000,000	$2,000,000,000	0.95%
$2,000,000,000	$3,000,000,000	0.90%
$3,000,000,000	$5,000,000,000	0.85%
$5,000,000,000		0.80%

Weitz Inc. is entitled to a monthly advisory fee from the Short Duration Fund equal on an annual basis to 0.40% of the Short Duration Fund’s average daily net assets.

Weitz Inc. is entitled to a monthly advisory fee from the Ultra Short Fund equal on an annual basis to 0.30% of the Ultra Short Fund’s average daily net assets.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Conservative Allocation Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.70% and 0.85% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Core Plus Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.45% and 0.65% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Large Cap Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.89% and 1.09% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Multi Cap Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.89% and 1.09% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Short Duration Fund or to pay directly a portion of the Fund’s expenses to the extent that the Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.45% and 0.65% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Ultra Short Fund or to pay directly a portion of the Fund’s Institutional Class’s expenses to the extent that the Fund’s Institutional Class’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses) exceed 0.32% of the Institutional Class shares’ annual average daily net assets.

For the fiscal year ended March 31, 2026, each Fund paid Weitz Inc. an advisory fee (net of any reimbursements or expense payments made by Weitz Inc. to the Fund) at an annualized rate of its average daily net assets as follows:

Fund	Percentage of Average Net Assets
Conservative Allocation Fund	0.60%
Core Plus Fund	0.40%
Large Cap Fund	0.75%
Multi Cap Fund	0.75%
Partners III Fund	1.00%
Short Duration Fund	0.40%
Ultra Short Government Fund	0.30%

Weitz Inc. also serves as the Trust’s administrator. In that role, Weitz Inc. oversees and coordinates the activities of other service providers, and provides business administrative services to each Fund pursuant to a Business Administration Agreement under which the Funds pay Weitz Inc. a monthly fee based on the average daily net assets of each Fund. Weitz Inc. has contracted with Ultimus Fund Solutions, LLC to serve as sub-administrator to the Funds and to perform certain services, including accounting services for the Funds.

Information regarding the factors considered by the Board of Trustees in connection with the renewal of the Investment Advisory Agreement with each of the Funds is included in the Funds’ September 30, 2025 semi-annual Report on Form N-CSR, which is available at weitzinvestments.com, and will also be available in the Funds’ September 30, 2026 semi-annual report on Form N-CSR.

For shares of the Funds held in accounts registered with the Funds’ transfer agent, the Adviser may provide certain administrative services to shareholders (such as assisting shareholders with their fund accounts and records, and/or with their fund purchases and redemption orders, and other non-distribution related services involving the administrative servicing of shareholder accounts). For shares of the Funds held through financial institutions (which may include banks, broker-dealers, trust companies and other similar types of financial intermediaries), the institutions may provide these administrative services to shareholders directly. For Investor Class shares, the Trust has adopted an Administrative Services Plan for these administrative services, under which (i) for accounts registered with the Funds’ transfer agent, the Funds pay the Adviser certain amounts for these services and (ii) for Fund shareholders who hold through institutions, the Funds reimburse the Adviser for certain amounts paid to these institutions for these services. For Institutional Class shares, the Funds do not pay or reimburse the Adviser, but rather the Adviser pays for these services from its own resources. A discussion of amounts paid under the Administrative Services Plan is set forth in the Statement of Additional Information.

Weitz Inc. may voluntarily waive all or a portion of its fees for any Fund from time to time. Weitz Inc. may discontinue or modify any such voluntary waivers at any time without notice. Performance for the Funds reflects any such voluntary waivers; and without these voluntary waivers, performance would have been less favorable.

Board of Trustees

The Board of Trustees of Weitz Funds is responsible for managing the business and affairs of the Funds, including overseeing the Funds’ officers, who actively supervise the day-to-day operations of the Funds. Each Trustee serves until a successor is elected and qualified or until resignation.

A majority of the Trustees of Weitz Funds are independent Trustees within the meaning of the 1940 Act. In addition, the Board has elected an independent Trustee to serve as Chair of the Board.

Portfolio Managers

Fund	Portfolio Manager(s)	Start Date	Experience
Conservative Allocation Fund	Bradley P. Hinton, CFA	October 1, 2003 (inception)	Mr. Hinton joined Weitz Inc. in 2001 and became a portfolio manager in 2003. He is Co-Chief Investment Officer of Weitz Inc.
	Nolan P. Anderson	July 31, 2021	Mr. Anderson joined Weitz in 2011 and became a portfolio manager in 2014.

Core Plus Fund	Thomas D. Carney, CFA	July 31, 2014 (inception)	Mr. Carney joined Weitz Inc. in 1995 and became a portfolio manager in 1996.
	Nolan P. Anderson	July 31, 2014 (inception)	Mr. Anderson joined Weitz in 2011 and became a portfolio manager in 2014.

Large Cap Fund	Bradley P. Hinton, CFA	August 1, 2006	Mr. Hinton joined Weitz Inc. in 2001 and became a portfolio manager in 2003. He is Co-Chief Investment Officer of Weitz Inc.
	Nathan F. Ritz, CFA	December 31, 2024	Mr. Ritz joined Weitz in 2011 and began his current portfolio manager duties in 2025.

Multi Cap Fund	Wallace R. Weitz, CFA	June 1, 1983 (inception)(1)	Mr. Weitz founded Weitz Inc. in 1983. He is Co-Chief Investment Officer of Weitz Inc.
	Andrew S. Weitz	July 31, 2020	Mr. Weitz joined Weitz Inc. in 2008 and began his current portfolio manager duties in 2020. He is Co-Chief Investment Officer of Weitz Inc.

Partners III Fund	Wallace R. Weitz, CFA	June 1, 1983 (inception)(1)	Mr. Weitz founded Weitz Inc. in 1983. He is Co-Chief Investment Officer of Weitz Inc.
	Andrew S. Weitz	July 31, 2020	Mr. Weitz joined Weitz Inc. in 2008 and began his current portfolio manager duties in 2020. He is Co-Chief Investment Officer of Weitz Inc.

Short Duration Fund	Thomas D. Carney, CFA	January 1, 1996	Mr. Carney joined Weitz Inc. in 1995 and became a portfolio manager in 1996.
	Nolan P. Anderson	July 31, 2017	Mr. Anderson joined Weitz in 2011 and became a portfolio manager in 2014.

Ultra Short Fund	Thomas D. Carney, CFA	January 1, 1996	Mr. Carney joined Weitz Inc. in 1995 and became a portfolio manager in 1996.
	Nolan P. Anderson	December 16, 2016	Mr. Anderson joined Weitz in 2011 and became a portfolio manager in 2014.
(1)This start date also includes time when the portfolio manager was responsible for management of the Fund’s predecessor partnership.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund(s) each manages is provided in the Statement of Additional Information.

Portfolio Managers at Weitz, Inc. may serve on the board(s) of public companies where they, from time to time, will have access to material, non-public information (“MNPI”). Weitz Inc. has instituted policies and procedures to ensure that these Portfolio Managers will not be able to utilize MNPI for their own benefit or for any of the accounts they manage.

Fund Distributor

The Weitz Funds are distributed by Weitz Securities, Inc., a Nebraska corporation (the “Distributor”), which is affiliated with Weitz Inc. The Distributor provides distribution services without compensation from the Weitz Funds.

Fund History

The Trust is a Delaware statutory trust organized on August 4, 2003, and is registered under the 1940 Act as an open-end management investment company. The Conservative Allocation Fund was the Trust’s initial series and it commenced operations October 1, 2003. The Partners III Fund was originally organized as a limited partnership (“Partners III Partnership”). On December 30, 2005, the Partners III Partnership converted to the Partners III Fund, as a series of Weitz Funds. The Core Plus Fund commenced operations as a series of the Trust on July 31, 2014. Each of the other Funds is a successor in interest to certain funds with the same name, investment objective and investment policies as series of two other investment companies previously managed by Weitz Inc.: Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Predecessor Funds”). Effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust. Effective December 16, 2016, the Short Duration Fund changed its name from the Short-Intermediate Income Fund and revised its principal investment strategies as part of a repositioning. Effective December 16, 2016, the Ultra Short Government Fund changed its name from the Government Money Market Fund and revised its principal investment strategies and policies as part of a repositioning. Effective July 31, 2023, the Conservative Allocation Fund changed its name from the Balanced Fund, the Large Cap Equity Fund changed its name from the Value Fund, and the Multi Cap Equity Fund changed its name from the Partners Value Fund.

For each of the Partners III Fund and the Short Duration Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2011 and the Investor Class shares became available for sale on August 1, 2011. For the Core Plus Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2014 and both classes of shares became available for sale on July 31, 2014. For each of the Large Cap Fund and the Multi Cap Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2014 and the Institutional Class shares became available for sale on July 31, 2014. For the Ultra Short Fund, one class of shares (Institutional Class) was authorized in 2016. For the Conservative Allocation Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2019 and the Institutional Class shares became available for sale on March 29, 2019. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund.

Disclosure of Portfolio Holdings

A complete listing of each Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-PORT made with the SEC. This information is also available at weitzinvestments.com within 30 days after the end of each fiscal quarter, and will remain on this website until the next quarter’s information is available. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is provided in the Statement of Additional Information.

How to Choose a Share Class

For the Conservative Allocation, Core Plus, Large Cap, Multi Cap, Partners III, and Short Duration Funds (each, a “Dual Class Fund”), investors can choose among two classes of shares: Investor Class and Institutional Class. As described below, the classes differ to the extent they bear certain class-specific minimums and expenses. When choosing a share class, it is important to consider your method of investing, directly with a Fund or through certain broker-dealers or other financial intermediaries, the amount you plan to invest and the expenses of each class.

Investor Class

The minimum initial investment for Investor Class shares is $2,500. The Investor Class has no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Investor Class shares at the net asset value (“NAV”) per share of the Investor Class.

Institutional Class

The minimum initial investment for Institutional Class shares in any Dual Class Fund is $1,000,000. The minimum initial investment for Institutional Class shares in the Ultra Short Fund is $25,000. The Institutional Class has no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Institutional Class shares at the NAV per share of the Institutional Class.

For the Dual Class Funds: The following are limited exceptions to this minimum initial investment requirement: (1) persons who hold shares across all the Funds, in one or more accounts registered with the Funds’ Transfer Agent, with a total dollar value of more than $1,000,000; (2) for each Fund, persons (or family members living at the same address) who hold shares of the Fund, in one or more accounts registered with the Funds’ Transfer Agent, with a total dollar value of more than $1,000,000; (3) for the Partners III and Short Duration Funds only, persons who held Institutional Class shares of such a Fund prior to July 31, 2011 and who continue to hold Institutional Class shares of the Fund; (4) employees of Weitz Inc. and their families and (5) any other investor at the discretion of Fund management. Institutional Class shares of the Dual Class Funds may also be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts, fee-based programs or other accounts held by financial intermediaries which have entered into arrangements with the Funds’ Distributor to offer Institutional Class shares. The Funds reserve the right to further modify this minimum initial investment requirement and/or its exceptions from time to time, including the right to make additional exceptions on a case-by-case basis.

For the Ultra Short Fund: The following are limited exceptions to this minimum initial investment requirement: (1) persons who hold shares across all the Funds, in one or more accounts registered with the Funds’ Transfer Agent, with a total dollar value of more than $1,000,000; (2) persons who held a total dollar value of at least $2,500 in the Fund on December 16, 2016 and who continue to hold a total dollar value of at least $2,500 in the Fund, (3) employees of Weitz Inc., Trustees of the Weitz Funds, and the immediate families of any of them, and (4) any other investor at the discretion of Fund management. Shares of the Ultra Short Fund may also be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts, fee-based programs or other accounts held by financial intermediaries which have entered into arrangements with the Ultra Short Fund’s Distributor to offer Institutional Class shares. The Ultra Short Fund reserves the right to further modify this minimum initial investment requirement and/or its exceptions from time to time, including the right to make additional exceptions on a case-by-case basis.

Converting from Investor Class to Institutional Class

For any Dual Class Fund, if the current market value of your account in the Investor Class is at least $1,000,000 (or you otherwise qualify for Institutional Class shares), then you may elect to convert that account from Investor Class to Institutional Class shares on the basis of relative NAVs. Converting from Investor Class to Institutional Class may not be available at certain financial intermediaries, or there may be additional costs associated with this exchange as charged by your financial intermediary. Because the NAV per share of the Institutional Class may be higher or lower than that of the Investor Class at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or less Institutional Class shares than the number of Investor Class shares converted. You may convert from Investor Class to Institutional Class shares by calling us at 888-859-0698 or by contacting your financial intermediary if you hold your investment in the Fund through a financial intermediary.

If the current market value of your Institutional Class shares account declines to less than $1,000,000 due to a redemption or exchange (or you are not otherwise qualified for Institutional Class shares), then we reserve the right to convert your Institutional Class shares into Investor Class shares on the basis of relative NAVs. Although the total dollar value will be the same, a shareholder may receive more or less Investor Class shares than the number of Institutional Class shares converted.

A conversion from Investor Class shares to Institutional Class shares, or from Institutional Class shares to Investor Class shares, pursuant to the preceding paragraphs, should generally not be a taxable exchange for federal income tax purposes.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with a Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus, including possible fees for purchasing shares. A Fund may also participate in programs with national brokerage firms that limit or eliminate a shareholder’s transaction fees, and a Fund (and/or its Investor Class or Institutional Class, as applicable) may pay administrative fees to these firms in return for services provided by these programs to the Funds.

Weitz Inc. and/or the Distributor may pay compensation (out of their own resources and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

Purchasing Shares

The minimum investment required to open an Institutional Class account in any Dual Class Fund is $1,000,000. The minimum investment required to open an Institutional Class account in the Ultra Short Fund is $25,000. For limited exceptions, see “Institutional Class” above. The minimum investment required to open an Investor Class account in any Dual Class Fund is $2,500. The minimum investment required to open an account in any other Fund is $2,500. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

We reserve the right, at our sole discretion, to reject any order or subsequent purchase, to waive initial investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of Weitz Funds and are not binding until so accepted. Ultimus Fund Solutions, LLC (“Ultimus”) is the transfer agent for Weitz Funds. Any checks received directly by Weitz Funds at its business address will be forwarded promptly to Ultimus and processed when received by Ultimus. Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Funds.

Opening a Regular New Account

To open an account, you must submit a completed New Account Application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (“ACH”), or check drawn on a U.S. financial institution. The Funds offers its shares at the NAV next determined after an order is received in good order on a Business Day. The Funds reserve the right to reject any purchase order or payment method at its sole discretion.

A purchase request will be considered to be in “good order” only if it includes all of the following:

•	A completed and signed account application (for new accounts).
•	The exact dollar amount of the investment.
•	For existing accounts, the account number and the name(s) exactly as registered on the account.
•	Payment in U.S. dollars, payable to the Fund.
•	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

•	By Mail You can open a new account by:
•	Completing and signing a Weitz Funds purchase application;
•	Enclosing a check made payable to Weitz Funds. The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier's checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions;

•	Mailing the application and the check to:

By Regular/ Express Mail:

Weitz Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

By Overnight Mail:

Weitz Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr., Suite 450

Cincinnati, OH 45246

•	Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.
•	By Internet

You can open a new account at weitzinvestments.com. In order to complete an online purchase, you will need to provide electronic bank transfer instructions and certain identification information. There is a limit of $100,000 per day for online purchase transactions through our website. Certain account types are not available for online account access.

•	Eligibility for Online Account Establishment: Certain eligible investors may open new accounts online. To qualify, you must:
•	Be a U.S. person of legal age with a valid U.S. mailing address;
•	Provide a permanent U.S. street address (P.O. boxes are generally not accepted for identity verification purposes, although they may be used for mailing); and
•	Provide a valid Social Security Number or Taxpayer Identification Number

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be required to provide your name, address, date of birth, and other identifying information. You may also be asked to provide a copy of your driver’s license or other identifying documents. If your identity cannot be verified as required by law, the Funds reserve the right to reject your application, restrict transactions, or close your account.

All online transaction requests are subject to the terms of this Prospectus. To receive the net asset value (“NAV”) determined for the current business day, transaction requests must be received in good order by the Fund (or its authorized agent) prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time). Requests received after this time will receive the next business day’s NAV.

Initial and subsequent purchases may be made online via the Automated Clearing House (“ACH”) network. Please note that proceeds from the redemption of shares recently purchased by ACH may be delayed for up to 10 business days to ensure that the purchase has cleared.

Opening a Retirement Account

Certain individuals may be eligible to open a traditional IRA, Roth IRA or SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of one or more of the Funds. You can request information about establishing an IRA by calling us at 888-859-0698.

•	By Mail You can open a new IRA account by:
•	Completing the IRA application and the transfer form, if applicable; and
•	Mailing the forms to the address shown above under “Opening a Regular New Account.”
•	By Internet

Traditional IRA accounts and Roth IRA accounts can be opened online at weitzinvestments.com. IRA accounts may be charged an annual maintenance fee.

Shares of the Funds may also be purchased as an investment in other types of pension or profit sharing plans. Although Weitz Funds will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of a Fund.

Purchasing Shares of a Fund

You pay no sales charge when you purchase shares of a Fund. The price you pay for a Fund’s shares is the respective Fund’s net asset value (“NAV”) per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (“NYSE”) (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business. The Funds are open for business on each day that the New York Stock Exchange (“NYSE”) is open for trading. The Funds are closed on weekends and on any day the NYSE is closed for trading, including as a result of a holiday or an unscheduled market closure. The Funds may also close early on days when the NYSE closes early. Any order received when a Fund is closed will be treated as received on, and processed on, the next day the NYSE is open for trading. If your purchase request is received in good order on any day prior to such time, your purchase price will be the NAV calculated on that day. If your purchase request is received in good order on any day after such time, your purchase price will be the NAV calculated on the next business day. We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. You should purchase shares of the Funds only if you intend to be a patient, long-term investor. Excessive trading into or out of a Fund may harm the Fund’s performance by disrupting the portfolio management process. Such trading may also increase expenses for other shareholders. If you engage in this type of activity, your trading privileges may be suspended or terminated. All purchases are subject to acceptance by the Funds and the Funds reserve the right to reject any purchase in order to prevent transactions considered to be harmful to existing shareholders. See “Frequent Trading Policy” for additional information about the Funds’ policy with respect to frequent or excessive trading.

You can purchase Fund shares in the following ways:

•	By Mail You can purchase additional shares in an existing account by:
•	Sending a check made payable to Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, starter checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;
•	Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement; and

•	Mailing the check and remittance stub to:

By Regular/Express Mail:

Weitz Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

By Overnight Mail:

Weitz Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr., Suite 450

Cincinnati, OH 45246

If the remittance stub is not available, indicate on your check or on a separate piece of paper your account name, address and account number.

•	By Wire
You can purchase shares with payment by bank wire by calling us at 888-859-0698 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank. Additional instructions may be provided to you.

The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

The Funds and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

If you are purchasing shares by wire for a new account, you must send a completed purchase application to Weitz Funds at the address set forth above prior to wiring your payment.

Weitz Funds will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Banks may impose a charge for the wire transfer of funds.

•	By Internet

If you have an existing account directly with Weitz Funds and you have established a User ID for your account, you can purchase additional Fund shares at weitzinvestments.com. You also need to have established electronic bank transfer instructions to purchase shares online. There is a limit of $100,000 per day for online purchase transactions through our website. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the NAV as computed on the next business day. Payment for Internet share purchases can only be made through your electronic bank transfer instructions. If you have not previously established electronic bank transfer instructions for your account, you can do so at weitzinvestments.com, or by calling us at 888-859-0698.

•	By Telephone

If you have an existing account directly with Weitz Funds and you have established electronic bank transfer instructions, you can purchase additional shares of a Fund over the telephone. If your order is received after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the NAV as computed on the next business day. Payment for telephone share purchases can only be made through your electronic bank transfer instructions or by wire. If you have not previously established banking instructions for your account, you can do so at weitzinvestments.com, or by calling us at 888-859-0698. If an account has multiple owners, we may rely on the instructions of any one account owner. A telephone purchase request in good order should include the following:

•	Your account name, account number and Fund name;
•	The amount of the purchase being requested (specified in dollars); and
•	Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone purchase as proof of your trade. We reserve the right to (i) refuse a telephone purchase if we believe it is advisable to do so; and (ii) to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Funds or its Transfer Agent. Please allow additional time to place your transaction. The Funds or their Transfer Agent will not be held liable for any loss if you are unable to reach them to place a telephone transaction.

The Funds and their Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Funds nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Funds may also require a signature guarantee or other documentation for certain transactions.

•	By Automatic Investment

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the Transfer Agent’s procedures. With the shareholder’s authorization, the Transfer Agent will process AIP purchases in the amount and frequency selected by the shareholder at each Fund’s net asset value (“NAV”) next determined after receipt of the applicable purchase instructions in good order. There is no minimum investment amount required to participate in the AIP.

Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Funds and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Funding Your Account

The Funds accept payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Funds and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order.

Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in “good funds.” The Funds and their Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear.

During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt. If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its Transfer Agent, as well as any applicable fees.

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Funds or its Transfer Agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Funds reserve the right to redeem shares from your account to cover any unpaid amounts.

Purchasing Through Others

Shares of the Funds may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz Inc. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Please note that such financial intermediaries may charge you fees in connection with purchases of Fund shares and may require a minimum investment amount different from that required by the Funds. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients. Weitz Inc. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

Redeeming Shares

A redemption request will be considered to be in “good order” only if it includes all of the following:

•	The name of the Fund and the account number
•	The exact dollar amount or number of shares to be redeemed
•	The name(s) of the registered account owner(s), exactly as they appear on the account
•	Signature(s) of all registered owner(s)
•	Any required signature guarantee or medallion signature guarantee, if applicable
•	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Redemption Procedures

Shares will be redeemed at the NAV next determined after receipt of a redemption request in good order. If your redemption request is received in good order on any day prior to the close of the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the NAV calculated on that day. If your redemption request is received in good order after such time, shares will be redeemed at the NAV calculated on the next business day. Weitz Funds must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. You can call us at 888-859-0698 if you have questions about the requirements for redemption requests.

You can redeem Fund shares in the following ways:

•	By Written Request

You can redeem Fund shares by sending a redemption request in writing to Weitz Funds. A written redemption request in good order should include the following:

•	Your account name, account number and Fund name;
•	The amount of the redemption being requested (specified in dollars or shares);
•	The signature of all account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be of an authorized person with an indication of the capacity in which such person is signing; The Weitz Funds may (at its discretion) also accept a digital signature
•	A medallion signature guarantee, if required; and
•	Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

You can call us at 888-859-0698 for information on which documents may be required.

Written redemption requests can be sent by mail or facsimile transmission to:

By Regular/Express Mail:

Weitz Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

By Overnight Mail:

Weitz Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr., Suite 450

Cincinnati, OH 45246

By Facsimile:

402-963-9094

•	By Telephone Request

If you have an account directly with Weitz Funds, you can redeem Fund shares over the telephone up to $100,000 per day. The ability to redeem shares by telephone is automatically established on your account unless you request otherwise. A telephone redemption request can be made by calling 888-859-0698. If an account has multiple owners, Weitz Funds may rely on the instructions of any one account owner. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax, and the redemption will be subject to withholding unless you affirmatively elect otherwise. A telephone redemption request in good order should include the following:

•	Your account name, account number and Fund name;
•	The amount of the redemption being requested (specified in dollars or shares); and
•	Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. Weitz Funds reserve the right to (i) refuse a telephone redemption if we believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time.

•	By Internet

If you have an account directly with Weitz Funds and you have established a User ID, you can redeem Fund shares at weitzinvestments.com, up to $100,000 per day. Redemptions cannot be made via the website from corporate accounts or certain other accounts. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price will be the NAV as computed on the next business day.

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder at the Funds’ net asset value (“NAV”) next determined after receipt of the applicable redemption instructions in good order.

Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Funds and/or the Transfer Agent may modify, suspend, or terminate the SWP at any time.

Redemption Payments

Redemption proceeds are typically sent on the next business day after a request is received in good order. As permitted by federal law, the Funds may delay payment for up to 7 calendar days. The Funds also reserve the right to delay payment for shares recently purchased by check or via Automated Clearing House (“ACH”) until the payment has cleared, which may take up to 10 business days (or longer, if necessary). Proceeds are generally paid by check, wire transfer, or ACH, as elected by the shareholder. Weitz Funds reserve the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer. We can send a redemption check by overnight delivery. A fee of $35 will be assessed to pay for the cost of shipping.

To protect shareholders and the Funds from potential fraud, the Fund and/or its Transfer Agent may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing. An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG. Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Funds and/or the Transfer Agent reserve the right, in their discretion, to waive or require an MSG and to reject any signature guarantee that they deem unacceptable. A redemption of shares is treated as a sale for tax purposes and will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

If you elect to receive your dividend and capital gain distributions via check, ACH, or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day's NAV. When reinvested, those amounts are subject to market risk like any other investment.

Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1. Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as "lost";

2. Dividends and capital gain distributions checks are not cashed within 180 days; or

3. Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day's NAV. When reinvested, redemption proceeds are subject to market risk like any other investment .

•	Methods to Meet Redemptions

Under normal market conditions, the Funds expect to meet redemption requests through the use of holdings of cash or cash equivalents or by the sale of portfolio securities. In unusual or stressed market conditions, or as Weitz Funds deems appropriate, each Fund may also utilize a credit facility to meet redemptions, if necessary. As further discussed below, each Fund also reserves the right to meet redemption requests through an in-kind distribution of portfolio securities instead of cash under certain circumstances as further described below.

•	Other Redemption Information

Redemption payments normally will be made wholly in cash. A Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the respective Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges, as well as taxable gains, upon the resale of the distributed securities. In addition, a redemption in portfolio securities would be treated as taxable event and may result in the recognition of gain or loss for federal income tax purposes.

Weitz Funds may suspend redemptions or postpone payment: (i) at times when the NYSE is closed for other than weekends or holidays; (ii) under emergency circumstances as permitted by the SEC or (iii) to the extent otherwise permitted by applicable laws or regulations.

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and Internal Revenue Service (“IRS”) rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Exchanging Shares

You can exchange shares of one Fund for shares of another Weitz Fund. Exchanges will only be made between accounts with identical registrations. All exchange transactions are subject to the minimum investment requirements for the applicable Fund and/or share class. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. If you have established a User ID, you can submit an order to exchange shares at weitzinvestments.com. You can also request the exchange of shares by telephone or in writing in the following manner:

•	Provide the name of the Funds, the account name, account number and the dollar amount of shares to be exchanged; and
•	Other identifying information which is requested.

If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price of the redeemed Fund and purchase price of the purchased Fund will be their respective NAV as computed on the next business day.

You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange is treated as a sale of shares from a Fund and the purchase of shares of the other Fund and any gain or loss on the transaction will be reportable on your tax return unless the shares were held in a tax-deferred account. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received.

Weitz Funds reserve the right to (i) refuse a telephone exchange if they believe it is advisable to do so; and (ii) revise or terminate the telephone exchange privilege at any time.

You should purchase shares of Weitz Funds only if you intend to be a patient, long-term investor. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. Weitz Funds reserve the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders. See “Frequent Trading Policy” for additional information about Weitz Funds’ policy with respect to frequent or excessive trading.

For transfers from Investor Class to Institutional Class (or vice versa), see “How to Choose a Share Class—Converting from Investor Class to Institutional Class.”

Shareholder Account Policies and Maintenance

Changing Your Address

You can change the address on your account by sending a request to Weitz Funds. Written requests must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. Weitz Funds may (at its discretion) also accept a digital signature. Requests may also be made by telephone or online at weitzinvestments.com. To protect you and Weitz Funds, we may require a medallion signature guarantee for any redemption request received within 15 days of an address change.

Confirmations

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from Weitz Funds. At the end of each calendar quarter you will receive a statement which will include information on activity in your account. You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.

Shareholder Reports and Form N-CSR

Weitz Funds will make available periodic reports from the portfolio managers. The Weitz Funds Form N-CSR will include the Funds’ annual and semi-annual financial statements.

Electronic Delivery of Reports and Prospectuses

The Funds’ annual reports and semi-annual reports will be made available on weitzinvestments.com, and paper copies will be mailed to shareholders unless specifically requested. You may elect to receive these reports online instead of in the mail. You may also elect to receive prospectuses online instead of in the mail. By electing to receive documents electronically, you will save trees and get the documents faster, and also help us reduce Fund expenses, which could lower your investment costs. You can make these elections at weitzinvestments.com.

Quarterly Statements

In order to reduce the number of mailings we send, we package account statements into a single envelope based on an account’s primary Tax ID and mailing address.

Account Statements and Transaction Confirmations

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Funds or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Important Information About Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including Weitz Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you is that we must obtain the following information for each customer who opens an account:

•	Name;
•	Date of birth (for individuals);
•	Physical residential address (not post office boxes); and
•	Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, Weitz Funds will follow our Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity. If you are opening an account for a legal entity (e.g., partnership, limited liability company, business trust, corporation or other non-natural persons) you must supply the identity or identities of the ultimate beneficial owner(s) of the legal entity. We will also follow our Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.

Federal law prohibits Weitz Funds and other financial institutions from opening accounts unless the minimum identifying information is received. We are also required to verify the identity of the new customer under our Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if they are unable to verify your identity. If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

Telephone and Internet Account Access Information

Telephone conversations with Weitz Funds may be recorded or monitored for verification, recordkeeping and quality assurance purposes. You may obtain personal account information:

•	On Weitz Funds’ website, weitzinvestments.com; or
•	By calling us at 888-859-0698.

Your account information should be kept private and you should immediately review any confirmations or account statements that you receive from Weitz Funds. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions.

After establishing an account, shareholders may access their account information online.  Through the Weitz Funds’ secure website, shareholders can view account balances, review recent transactions, and, if authorized, submit requests to purchase or redeem shares.  Online access is available for most account types, subject to any restrictions or eligibility requirements determined by Weitz Funds.  To activate online access, shareholders may be required to complete an enrollment process and accept applicable terms and conditions.  Certain transactions may be subject to daily limits or additional security verification.  The Weitz Funds and its service providers have implemented security measures to safeguard shareholder information; however, shareholders are responsible for protecting their login credentials and for reviewing all confirmations promptly.  The Weitz Funds are not liable for losses resulting from delays, interruptions, or unauthorized access associated with internet-based activity.

Accounts with Small Balances

We reserve the right to redeem any account balance in cases where the account balance in a Fund falls below $2,500. Shareholders will be notified in writing at least 60 days prior to the redemption of their account due to an account balance falling below $2,500. Such redemptions will reduce unnecessary administrative expenses and therefore, benefit the majority of shareholders.

Frequent Trading Policy

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. We believe that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Funds therefore discourage frequent purchase and redemptions by shareholders and do not make any effort to accommodate this practice. To protect against frequent or excessive short-term trading, the Board of Trustees of Weitz Funds has adopted policies and procedures that are intended to permit the Funds to curtail such activity by shareholders. At the present time we do not impose limits on the frequency of purchases and redemptions, nor do we limit the number of exchanges into any of the Funds based upon the determination by the Board of Trustees that due to the nature of the Funds’ investment objectives, they are generally subject to minimal risks of frequent trading. We reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Funds. It may not be feasible for us to prevent or detect every potential instance of abusive or excessive short-term trading.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Funds or their Transfer Agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Funds or their Transfer Agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Pricing of Shares

Each Fund’s net asset value per share is determined once each day generally as of the close of trading on the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the NYSE is open for business. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. The Funds are open for business on each day that the New York Stock Exchange (“NYSE”) is open for trading. The Funds are closed on weekends and on any day the NYSE is closed for trading, including as a result of a holiday or an unscheduled market closure. A Fund may also close early on days when the NYSE closes early. Any order received when a Fund is closed will be treated as received on, and processed on, the next day the NYSE is open for trading.

The net asset value of each Fund is generally based on the market value of the securities in the Fund. The Funds’ Board of Trustees has adopted a Valuation Policy for portfolio securities, and, pursuant to Rule 2a-5 of the 1940 Act, has designated Weitz Inc. as the valuation designee to perform fair value determinations in situations where market quotations are not readily available or are deemed unreliable. Such circumstances may arise when a security has been de-listed or its trading has been halted or suspended, when a security's primary pricing source is unable or unwilling to provide a price, or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. In such situations, the Valuation Policy and Weitz Inc.’s valuation procedures permit Weitz Inc. to establish securities valuations based on good faith estimations of market values, which valuations may differ from the value actually realized upon the eventual sale of the securities.

Distributions and Taxes

Shareholder Distributions

You will receive distributions (if any) from the Funds which are your share of a Fund’s net income and gain on its investments. Each Fund passes substantially all of its earnings along to its shareholders in the form of distributions. Distributions (if any) are paid to the shareholders invested in a Fund on the record date. For the Large Cap, Multi Cap and Partners III Funds, distributions are generally paid annually in December of each year. For the Conservative Allocation Fund, distributions are generally paid semi-annually in June and December of each year. For the Core Plus, Short Duration and Ultra Short Funds, dividends are accrued each business day, and distributions are generally paid within five days of the last business day of each month.

You will receive your distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you may notify us in writing, at weitzinvestments.com, or by calling us at 888-859-0698. If an account has multiple owners, we may rely on the instructions of any one account owner. Cash payment of distributions, if requested, will generally be mailed within five business days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your distribution proceeds in your account at the then current net asset value.

Taxation of Distributions

A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by a Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account or the distribution is derived from tax-exempt income and is reported as an “exempt-interest dividend”). Distributions are taxable regardless of how long you have owned shares of a Fund and whether your distributions are reinvested (net of applicable withholding tax) in shares of a Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities a Fund owned for more than one year generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income, except for qualifying dividends, as described below.

Each calendar year we will send you the information you will need to report on your tax return regarding the amount and type of distributions you may have received in the previous year.

Current tax law generally provides for a maximum tax rate for individual and other noncorporate taxpayers of 15% or 20% (depending on whether an individual’s income exceeds certain threshold amounts) on long-term capital gains and on income from certain qualifying dividends on certain corporate stock. A noncorporate shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. These rate reductions do not apply to corporate taxpayers.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust), exceeds certain threshold amounts.

Distributions from a Fund that include income from certain U.S. Treasury or certain other federal obligations may be exempt from state income taxes. State law varies as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax.

Taxation of Sales and Exchanges; Cost Basis Reporting

If you sell shares of a Fund or exchange shares of a Fund for shares of another Weitz Fund, you will generally recognize a gain or loss, unless your investment is held in a tax-deferred account. The gain or loss will generally be determined by subtracting your cost basis in the shares from the redemption proceeds or the value of shares received. Generally, cost basis is the original purchase price plus the price at which any distributions may have been reinvested. The gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if you hold your shares for more than one year. If you sell shares held for less than six months with respect to which you have received a capital gains distribution, any loss on the sale of such shares will be a long-term capital loss to the extent of such capital gains distribution. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

If you acquire shares in the Funds on or after January 1, 2012 (such shares are generally referred to as “covered shares”), and sell or exchange them after that date, the Funds are generally required to report cost basis information to you and the IRS annually. The Funds will compute the cost basis of your covered shares using the “average cost method,” which is the Funds’ “default method,” unless you have selected a different method, or you choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. If you have any questions, you may call us at 888-859-0698.

Backup Withholding

Federal law requires the Funds to withhold a portion of distributions and/or proceeds from redemptions (currently at a rate of 24%) if you fail to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling us at 888-859-0698.

Other Taxation

The Funds will generally withhold 30% (or lower applicable treaty rate) on distributions made to shareholders that are not citizens or residents of the United States.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. See the Statement of Additional Information for additional information regarding the tax aspects of investing in Weitz Funds.

Buying Shares Prior to a Distribution

When you purchase shares of a Fund, you will pay the full price for the shares which includes any undistributed income or undistributed capital gains. Then, when the Fund declares a taxable distribution, you may receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and realizes and distributes the gain, even though you may not have participated in the increase in the NAV of the Fund. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation. Contact your investment professional or the Fund for information concerning when distributions will be paid.

Additional Information

Code of Ethics

Weitz Funds, Weitz Inc. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:

•	Requires all employees to obtain preclearance before executing personal securities transactions;
•	Requires all employees to report personal securities transactions at the end of each quarter;
•	Requires all employees to report personal securities holdings annually;
•	Restricts certain personnel from trading in a security if trades in that security are made for client accounts;
•	Prohibits certain personnel from profiting from the purchase and sale (or sale and purchase) of the same security within a period of 60 days from the original sale or purchase, as the case may be, of such security; and
•	Prohibits market-timing the Funds and/or front-running client transactions or trading in the Funds on the basis of material non-public information.

Weitz Funds’ Board of Trustees reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code. Weitz Funds’ Code of Ethics is on public file with and available from the Securities and Exchange Commission.

Fund Custodian

Brown Brothers Harriman & Co., located at 140 Broadway, New York, New York 10005, is the custodian for Weitz Funds.

Fund Sub-Administrator

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the sub-administrator for Weitz Funds.

Fund Transfer Agent

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the transfer agent for Weitz Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606 is the independent registered public accounting firm for Weitz Funds.

Fund Legal Counsel

Dechert LLP, 1900 K Street N.W., Washington, DC 20006 serves as legal counsel to Weitz Funds.

FINANCIAL HIGHLIGHTS

The Financial Highlights are intended to help you understand the financial performance of each Fund for the past five years or for a shorter period if a Fund has a shorter operating history. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming the reinvestment of all dividends and distributions). The information presented in the financial highlights tables, for the fiscal year ended March 31, 2026 was audited by Deloitte & Touche LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ report filed on Form N-CSR which are available upon request. The Funds’ financial statements and financial highlights for the years ended March 31, 2024, and prior, were audited by Ernst & Young LLP.

Conservative Allocation Fund

Income (loss) from Investment Operations	Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Conservative Allocation–Investor Class
2026	16.80	0.32(a)	(0.15)	0.17	(0.35)	(0.47)	(0.82)
2025	17.23	0.34(a)	0.07	0.41	(0.35)	(0.49)	(0.84)
2024	15.69	0.29(a)	1.59	1.88	(0.27)	(0.07)	(0.34)
2023	16.68	0.17(a)	(0.86)	(0.69)	(0.15)	(0.15)	(0.30)
2022	16.30	0.05(a)	0.78	0.83	(0.04)	(0.41)	(0.45)
(a) Per share net investment income (loss) has been calculated using the average daily shares method

Ratios/Supplemental Data
Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Conservative Allocation–Investor Class
2026	16.15	0.93	29,870	1.03	0.85	1.92	18
2025	16.80	2.32	49,221	1.00	0.85	1.99	25
2024	17.23	12.09	52,884	1.00	0.85	1.76	27
2023	15.69	(4.12)	53,269	0.99	0.85	1.12	20
2022	16.68	4.98	64,732	1.01	0.85	0.31	26

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Conservative Allocation Fund
(continued)

	Income (loss) from Investment Operations				Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Conservative Allocation–Institutional Class
2026	16.84	0.35(a)	(0.15)	0.20	(0.37)	(0.47)	(0.84)
2025	17.27	0.37(a)	0.06	0.43	(0.37)	(0.49)	(0.86)
2024	15.71	0.31(a)	1.60	1.91	(0.28)	(0.07)	(0.35)
2023	16.70	0.20(a)	(0.88)	(0.68)	(0.16)	(0.15)	(0.31)
2022	16.31	0.08(a)	0.77	0.85	(0.05)	(0.41)	(0.46)
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Conservative Allocation–Institutional Class
2026	16.20	1.10	140,197	0.76	0.70	2.07	18
2025	16.84	2.42	187,742	0.76	0.70	2.14	25
2024	17.27	12.32	182,360	0.79	0.70	1.91	27
2023	15.71	(4.01)	152,221	0.79	0.70	1.29	20
2022	16.70	5.15	145,835	0.82	0.70	0.46	26

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Core Plus Income Fund

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Core Plus–Investor Class
2026	9.68	0.48(a)	(0.06)	0.42	(0.47)	—	(0.47)
2025	9.63	0.49(a)	0.05	0.54	(0.49)	—	(0.49)
2024	9.76	0.49(a)	(0.13)	0.36	(0.49)	—	(0.49)
2023	10.45	0.37(a)	(0.70)	(0.33)	(0.35)	(0.01)	(0.36)
2022	10.86	0.23(a)	(0.40)	(0.17)	(0.21)	(0.03)	(0.24)
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Core Plus–Investor Class
2026	9.63	4.46	445,143	0.79	0.65	4.96	16
2025	9.68	5.75	444,553	0.78	0.62	5.11	11
2024	9.63	3.88	271,029	0.77	0.54	5.16	12
2023	9.76	(3.06)	124,729	0.82	0.50	3.72	24
2022	10.45	(1.67)	54,279	0.89	0.50	2.07	46

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Core Plus Income Fund
(continued)

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Core Plus–Institutional Class
2026	9.68	0.50(a)	(0.05)	0.45	(0.49)	—	(0.49)
2025	9.63	0.51(a)	0.05	0.56	(0.51)	—	(0.51)
2024	9.76	0.51(a)	(0.14)	0.37	(0.50)	—	(0.50)
2023	10.45	0.37(a)	(0.69)	(0.32)	(0.36)	(0.01)	(0.37)
2022	10.87	0.24(a)	(0.41)	(0.17)	(0.22)	(0.03)	(0.25)
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Core Plus–Institutional Class
2026	9.64	4.77	3,804,625	0.49	0.45	5.17	16
2025	9.68	5.93	2,770,915	0.52	0.45	5.28	11
2024	9.63	3.97	1,439,564	0.57	0.44	5.28	12
2023	9.76	(2.98)	473,847	0.59	0.40	3.76	24
2022	10.45	(1.67)	293,326	0.62	0.40	2.16	46

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Large Cap Equity Fund

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Large Cap Equity–Investor Class
2026	50.56	(0.15) (a)	(3.25)	(3.40)	—	(9.38)	(9.38)
2025	55.57	(0.20)(a)	0.99	0.79	—	(5.80)	(5.80)
2024	44.48	(0.14)(a)	14.00	13.86	—	(2.77)	(2.77)
2023	56.83	(0.18)(a)	(6.23)	(6.41)	—	(5.94)	(5.94)
2022	54.30	(0.32)(a)	5.18	4.86	—	(2.33)	(2.33)
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Large Cap Equity–Investor Class
2026	37.78	(8.94)	367,383	1.03	1.03	(0.31)	10
2025	50.56	0.55	502,017	1.03	1.03	(0.37)	31
2024	55.57	31.74	562,750	1.01	1.01	(0.28)	20
2023	44.48	(11.01)	499,565	1.04	1.04	(0.37)	9
2022	56.83	8.63	633,358	1.04	1.04	(0.53)	15

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Large Cap Equity Fund
(continued)

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Large Cap Equity–Institutional Class
2026	52.24	(0.07) (a)	(3.40)	(3.47)	—	(9.38)	(9.38)
2025	57.14	(0.11)(a)	1.02	0.91	—	(5.80)	(5.80)
2024	45.61	(0.07)(a)	14.37	14.30	—	(2.77)	(2.77)
2023	58.02	(0.11)(a)	(6.36)	(6.47)	—	(5.94)	(5.94)
2022	55.31	(0.23)(a)	5.27	5.04	—	(2.33)	(2.33)
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Large Cap Equity–Institutional Class
2026	39.39	(8.78)	256,944	0.86	0.86	(0.14)	10
2025	52.24	0.72	354,950	0.86	0.86	(0.20)	31
2024	57.14	31.94	376,660	0.87	0.87	(0.14)	20
2023	45.61	(10.88)	274,095	0.89	0.89	(0.23)	9
2022	58.02	8.80	315,413	0.90	0.89	(0.37)	15

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Multi Cap Equity Fund

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Multi Cap Equity–Investor Class
2026	32.51	(0.04) (a)	(1.76)	(1.80)	—	(2.75)	(2.75)
2025	32.66	(0.09)(a)	2.44	2.35	—	(2.50)	(2.50)
2024	26.44	(0.12)(a)	6.88	6.76	—	(0.54)	(0.54)
2023	32.18	(0.16)(a)	(3.68)	(3.84)	—	(1.90)	(1.90)
2022	33.01	(0.27)(a)	1.81	1.54	—	(2.37)	(2.37)
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Multi Cap Equity–Investor Class
2026	27.96	(6.22)	181,786	1.06	1.06	(0.12)	11
2025	32.51	6.86	222,333	1.06	1.06	(0.28)	16
2024	32.66	25.84	238,197	1.05	1.05	(0.43)	10
2023	26.44	(11.97)	228,650	1.07	1.07	(0.56)	6
2022	32.18	4.13	214,991	1.09	1.09	(0.78)	8

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Multi Cap Equity Fund
(continued)

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Multi Cap Equity–Institutional Class
2026	33.62	0.03(a)	(1.84)	(1.81)	(0.07)	(2.75)	(2.82)
2025	33.63	(0.03)(a)	2.52	2.49	—	(2.50)	(2.50)
2024	27.16	(0.07)(a)	7.08	7.01	—	(0.54)	(0.54)
2023	32.94	(0.11)(a)	(3.77)	(3.88)	—	(1.90)	(1.90)
2022	33.67	(0.21)(a)	1.85	1.64	—	(2.37)	(2.37)
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Multi Cap Equity–Institutional Class
2026	28.99	(6.07)	294,378	0.86	0.86	0.08	11
2025	33.62	7.12	343,093	0.87	0.87	(0.08)	16
2024	33.63	26.04	336,486	0.87	0.87	(0.24)	10
2023	27.16	(11.81)	293,201	0.89	0.89	(0.38)	6
2022	32.94	4.35	279,181	0.91	0.89	(0.59)	8

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Partners III Opportunity Fund

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Partners III Opportunity–Investor Class
2026	11.84	(0.10)(a)	(0.47)	(0.57)	—	(0.67)	(0.67)
2025	11.98	(0.10)(a)	0.89	0.79	—	(0.93)	(0.93)
2024	10.55	(0.06)(a)	2.32	2.26	—	(0.83)	(0.83)
2023	13.74	(0.11)(a)	(2.14)	(2.25)	—	(0.94)	(0.94)
2022	15.67	(0.20)(a)	0.11	(0.09)	—	(1.84)	(1.84)
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Partners III Opportunity–Investor Class
2026	10.60	(5.29)	7,235	1.84	1.84	(0.87)	18
2025	11.84	6.27	6,623	1.93	1.93	(0.81)	25
2024	11.98	22.29	5,710	1.90	1.90	(0.57)	19
2023	10.55	(16.31)	6,732	1.75	1.75	(0.92)	33
2022	13.74	(1.02)	14,147	1.86	1.86	(1.25)	26
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Partners III Opportunity Fund
(continued)

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Partners III Opportunity–Institutional Class
2026	13.20	(0.02)(a)	(0.53)	(0.55)	(0.06)	(0.67)	(0.73)
2025	13.18	(0.01)(a)	0.96	0.95	— #	(0.93)	(0.93)
2024	11.46	0.02(a)	2.54	2.56	(0.01)	(0.83)	(0.84)
2023	14.74	(0.04)(a)	(2.30)	(2.34)	—	(0.94)	(0.94)
2022	16.60	(0.13)(a)	0.11	(0.02)	—	(1.84)	(1.84)
# Amount less than $0.01.
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Partners III Opportunity–Institutional Class
2026	11.92	(4.60)	306,507	1.12	1.12	(0.12)	18
2025	13.20	6.95	409,329	1.18	1.18	(0.05)	25
2024	13.18	23.19	418,087	1.19	1.19	0.13	19
2023	11.46	(15.80)	406,046	1.19	1.19	(0.30)	33
2022	14.74	(0.53)	559,234	1.43	1.43	(0.81)	26
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Short Duration Income Fund

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Short Duration–Investor Class
2026	12.00	0.53(a)	(0.01)	0.52	(0.53)	—	(0.53)
2025	11.84	0.54(a)	0.16	0.70	(0.54)	—	(0.54)
2024	11.73	0.50(a)	0.12	0.62	(0.51)	—	(0.51)
2023	11.98	0.32(a)	(0.22)	0.10	(0.34)	(0.01)	(0.35)
2022	12.37	0.19(a)	(0.37)	(0.18)	(0.19)	(0.02)	(0.21)
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Short Duration–Investor Class
2026	11.99	4.39	30,777	0.88	0.65	4.42	41
2025	12.00	6.02	29,800	0.87	0.62	4.54	39
2024	11.84	5.40	29,104	0.93	0.55	4.25	37
2023	11.73	0.83	41,089	0.86	0.55	2.69	43
2022	11.98	(1.46)	60,017	0.90	0.55	1.55	51

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Short Duration Income Fund
(continued)

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Short Duration–Institutional Class
2026	12.03	0.56(a)	(0.02)	0.54	(0.55)	—	(0.55)
2025	11.87	0.56(a)	0.16	0.72	(0.56)	—	(0.56)
2024	11.76	0.52(a)	0.11	0.63	(0.52)	—	(0.52)
2023	12.00	0.33(a)	(0.22)	0.11	(0.34)	(0.01)	(0.35)
2022	12.39	0.20(a)	(0.37)	(0.17)	(0.20)	(0.02)	(0.22)
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)(b)
Short Duration–Institutional Class
2026	12.02	4.60	1,479,025	0.50	0.45	4.62	41
2025	12.03	6.19	1,121,478	0.54	0.45	4.70	39
2024	11.87	5.46	827,923	0.60	0.46	4.39	37
2023	11.76	0.98	729,895	0.60	0.48	2.82	43
2022	12.00	(1.41)	722,024	0.62	0.48	1.65	51

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares

Ultra Short Government Fund

		Income (loss) from Investment Operations			Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Ultra Short Government–Institutional Class
2026	9.99	0.38(a)	(0.02)	0.36	(0.37)	—	(0.37)
2025	9.99	0.47(a)	— #	0.47	(0.47)	—	(0.47)
2024	9.99	0.49(a)	(0.01)	0.48	(0.48)	—	(0.48)
2023	9.99	0.25(a)	(0.01)	0.24	(0.24)	—	(0.24)
2022	10.00	0.01(a)	(0.01)	— #	(0.01)	—	(0.01)
# Amount less than $0.01.
(a) Per share net investment income (loss) has been calculated using the average daily shares method
		Ratios/Supplemental Data
				Ratio of expenses to average net assets
Years ended March 31, unless otherwise noted	Net asset value, end of period	Total return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)	Net of fee waivers (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Ultra Short Government–Institutional Class
2026	9.98	3.71	116,732	0.51	0.32	3.76	111
2025	9.99	4.78	141,745	0.51	0.32	4.70	3
2024	9.99	4.94	182,947	0.53	0.29	4.87	55
2023	9.99	2.41	86,665	0.63	0.18	2.47	206
2022	9.99	0.01	62,574	0.68	0.09	0.08	84

Additional Information Is Available

The Statement of Additional Information provides more detailed information about the Funds and their policies. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, is incorporated by reference. Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports and in Form N-CSR. In the Funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Statement of Additional Information and reports are available without charge, upon request, and are also available at weitzinvestments.com.

You may request information, make inquiries, or find additional information about the Funds as follows:

By telephone: 888-859-0698

Regular/Express Mail:

        Weitz Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

‑or‑

Overnight Mail

Weitz Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

On the Internet: Weitz Funds http://www.weitzinvestments.com SEC http://www.sec.gov

NASDAQ Symbols:

Conservative Allocation
Institutional Class	WBAIX
Investor Class	WBALX
Core Plus Income
Institutional Class	WCPBX
Investor Class	WCPNX
Large Cap Equity
Institutional Class	WVAIX
Investor Class	WVALX
Multi Cap Equity
Institutional Class	WPVIX
Investor Class	WPVLX
Partners III Opportunity
Institutional Class	WPOPX
Investor Class	WPOIX
Short Duration Income
Institutional Class	WEFIX
Investor Class	WSHNX
Ultra Short Government
Institutional Class	SAFEX

Reports and other information about the Funds are available from the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov.

SEC File Number: 811-21410

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2026

Conservative Allocation Fund

Institutional Class (WBAIX)

Investor Class (WBALX)

Core Plus Income Fund

Institutional Class (WCPBX)

Investor Class (WCPNX)

Large Cap Equity Fund

Institutional Class (WVAIX)

Investor Class (WVALX)

Multi Cap Equity Fund

Institutional Class (WPVIX)

Investor Class (WPVLX)

Partners III Opportunity Fund

Institutional Class (WPOPX)

Investor Class (WPOIX)

Short Duration Income Fund

Institutional Class (WEFIX)

Investor Class (WSHNX)

Ultra Short Government Fund (SAFEX)

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus dated July 31, 2026; and this Statement of Additional Information is incorporated in its entirety into that Prospectus. The audited financial statements of each of the Funds for the fiscal year ended March 31, 2026 are incorporated into this Statement of Additional Information from the Funds’ report on Form N-CSR. Copies of the Prospectus, the Funds’ annual and semi-annual reports and other information such as the Funds’ financial statements may be obtained from the Trust without charge by calling 888-859-0698 or by contacting the Trust at Blackstone Plaza, 3555 Farnam Street, Suite 800, Omaha, Nebraska 68131.

TABLE OF CONTENTS

      Page

Fund History	3
Investment Objective, Policies and Restrictions-
Large Cap, Multi Cap, and Partners III Opportunity Funds	3
Classification	3
Investment Objective and Strategy	3
Securities and Other Investment Practices	5
Fundamental Investment Restrictions	10
Investment Objectives, Policies and Restrictions-
Conservative Allocation Fund	11
Classification	11
Investment Objectives and Strategy	11
Securities and Other Investment Practices	12
Fundamental Investment Restrictions	19
Investment Objective, Policies and Restrictions-
Core Plus Income Fund	19
Classification	19
Investment Objective and Strategy	19
Securities and Other Investment Practices	20
Fundamental Investment Restrictions	27
Investment Objective, Policies and Restrictions-
Short Duration Income Fund	27
Classification	27
Investment Objective and Strategy	28
Securities and Other Investment Practices	28
Fundamental Investment Restrictions	34
Investment Objective, Policies and Restrictions-
Ultra Short Government Fund	35
Classification	35
Investment Objective and Strategy	35
Securities and Other Investment Practices	36
Fundamental Investment Restrictions	38
Cybersecurity Risk	38
Risk Related to Management of Certain Similar Funds	39
Portfolio Turnover	39
Management of the Funds	39
Board of Trustees	39
Compensation Table	41
Ownership of Fund Shares by Trustees	41
Other Information Concerning the Board of Trustees	42
Proxy Voting Policy	44
Portfolio Management	44
Disclosure of Fund Portfolio Holdings	46
Principal Holders of Securities	47
Investment Advisory and Other Services	50

1

Investment Adviser	50
Administrator	52
Distributor, Distribution and Administrative Servicing Fees	52
Securities Lending Agent	54
Transfer Agent	56
Custodian	56
Sub-Administrator	56
Independent Registered Public Accounting Firm	56
Legal Counsel	56
Portfolio Transactions and Brokerage Allocation	56
Organization and Capital Structure	57
General	57
Shareholder Meetings	57
Purchasing Shares	58
Important Information about Procedures for Opening an Account	58
Pricing of Shares	59
Redemption of Shares	59
Taxation	60
Tax Status of the Funds	60
Distributions in General	61
Dispositions	62
Taxation	62
Fund Investments	63
Calculation of Performance Data	64
Financial Statements	66

2

FUND HISTORY

Weitz Funds (the “Trust”) is a Delaware statutory trust established on August 4, 2003, whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions. The Trust currently has seven investment series, the Conservative Allocation Fund (“Conservative Allocation Fund”), Core Plus Income Fund (“Core Plus Fund”), Large Cap Equity Fund, (“Large Cap Fund”), Multi Cap Equity Fund (“Multi Cap Fund”), Partners III Opportunity Fund (“Partners III Fund”), Short Duration Income Fund (“Short Duration Fund”) and Ultra Short Government Fund (each, a “Fund”). The Conservative Allocation Fund was the Trust’s initial series and it commenced operations on October 1, 2003. As of December 30, 2005, Partners III Fund succeeded to substantially all the assets of Weitz Partners III Limited Partnership, an investment limited partnership which was managed at all times with full investment authority by Weitz Investment Management, Inc. (“Weitz Inc.” or the “Adviser”), the Trust’s investment adviser. The Core Plus Fund commenced operations as a series of the Trust on July 31, 2014. Each other Fund is a successor in interest to certain funds having the same investment objectives that were included as series of two other investment companies previously managed by Weitz Inc.: Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Predecessor Funds”). Effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of certain Funds. For each of the Partners III Fund and the Short Duration Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2011 and Investor Class shares became available for sale on August 1, 2011. For the Core Plus Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2014 and both classes of shares became available for sale on July 31, 2014. For each of the Multi Cap Fund and the Large Cap Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2014 and Institutional Class shares became available for sale on July 31, 2014. Effective December 16, 2016, the Short Duration Fund changed its name from the Short-Intermediate Income Fund and revised its principal investment strategies. Effective December 16, 2016, the Ultra Short Government Fund changed its name from the Government Money Market and revised its principal investment strategies and policies. For the Conservative Allocation Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2019 and Institutional Class shares became available for sale on March 29, 2019. Effective July 31, 2023, the Conservative Allocation Fund changed its name from the Balanced Fund, the Large Cap Equity Fund changed its name from the Value Fund, and the Multi Cap Equity Fund changed its name from the Partners Value Fund.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
LARGE CAP, MULTI CAP AND PARTNERS III OPPORTUNITY FUNDS

Classification

The Large Cap, Multi Cap and Partners III Funds (the “Weitz Equity Funds”) are each open-end investment management companies under the federal securities laws. The Large Cap and Multi Cap Funds are each diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Partners III Fund is non-diversified under the 1940 Act. Because the Partners III Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund. A non-diversified portfolio is more likely to experience significant fluctuations in value, exposing a non-diversified fund to a greater risk of loss in any given period than a diversified fund.

Investment Objective and Strategy

The investment objective of each Weitz Equity Fund is capital appreciation. The investment objective of each Weitz Equity Fund may be changed without a shareholder vote. Each of the Weitz Equity Funds seeks to achieve its objective by investing primarily in common stocks, including securities issued by non-U.S. companies and denominated in U.S. dollars. Each of the Weitz Equity Funds may also make investments or engage in investment techniques, to a limited extent, that are not part of their principal investment strategies. For example, each of the Weitz Funds may invest in a variety of (a) securities of a company convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds, (b) securities of a company not convertible into common stock, such as bonds and preferred stock, and (c) securities issued by non-U.S. companies and denominated in foreign currencies, in each case which we determine may offer the opportunity for capital appreciation. The Weitz Equity Funds may invest in put and call options. Each Weitz Equity Fund may also invest in the securities of other investment companies, which may include exchange-traded funds (“ETFs”). In addition, the Partners III Fund may also engage in short selling of securities, including short selling of ETFs, invest in commodities contracts and futures transactions such as stock index futures, borrow money and purchase securities on margin. Each Weitz Equity Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all gains and income are acceptable.

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies and related derivative instruments. The Fund considers large-cap companies to be those with market capitalizations that would be included in the Bloomberg 1000 Index. This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.

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The Multi Cap and Partners III Funds are “multi-cap” funds and may invest in the securities and related derivative instruments of any market capitalization.

Under normal circumstances, the Multi Cap Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations that would be included in the Bloomberg 3000 Index and related derivative instruments. This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.

The Large Cap and Multi Cap Funds may, but are not required to, use derivatives, such as options, futures and forward contracts, including interest rate futures, and options on futures. The Large Cap and Multi Cap Funds may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique. The Funds may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. These derivative instruments will count toward the Large Cap and Multi Cap Funds’ 80% policies only if they have economic characteristics similar to the securities included within each respective policy.

The portfolios of each of the Weitz Equity Funds are generally more concentrated than many mutual funds.

Tax considerations are secondary to the primary goal of capital appreciation, but all things being equal, the portfolios are managed to maximize after-tax returns for tax-paying shareholders. For example, we prefer long-term capital gains to short-term gains and we optimize the realization of capital losses when possible.

The investment strategy of Large Cap, Multi Cap and Partners III (with respect to its long positions) Funds (which we call “Quality at a Discount”) is to buy above-average to highest-quality businesses, at prices that we believe are less than what the companies are worth. We assess a company’s quality based on its competitive position, return on invested capital, ability to redeploy capital, cash flow consistency, financial leverage and management team. We compare the company’s stock price to our estimate of business value, i.e., all the cash that the company will generate for its owners in the future. For each company, we look at a range of business value estimates. We then seek to buy stocks of companies that meet our quality criteria when they are priced at a discount to our estimates of business value. We invest with a multiple-year time horizon. We believe that purchasing stocks at prices less than our business value estimates provides opportunities for stock price appreciation, both as business values grow and as the market recognizes companies’ values. Typically, we consider selling stocks as they approach or exceed our business value estimates. We may also sell stocks for other reasons, including for the purchase of stocks that we believe offer better investment opportunities. We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. government securities or government money market fund shares.

The Partners III Fund invests in long positions in stocks and other securities, when we anticipate that the value of such securities will increase. The Partners III Fund also invests in short positions in stocks and other securities, including short sales of ETFs, when we anticipate a decline in the value of such securities. The Partners III Fund’s mix of long positions and short positions will change from time to time based on Weitz Inc.’s assessment of market conditions.

Each of the Weitz Equity Funds has adopted a policy which allows the Fund to invest for temporary defensive purposes a portion or all of its assets in high-quality nonconvertible preferred stock, high-quality nonconvertible debt securities and high-quality U.S. Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market fund shares, when Weitz Inc. believes that circumstances warrant such a temporary defensive investment position.

Some of the obligations purchased by the Weitz Equity Funds are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.

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While the obligations of many U.S. Government agencies are not direct obligations of the U.S. Treasury, they may be backed indirectly by the U.S. Government, in some cases by a right to borrow from the U.S. Government. Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, or may be given additional support from U.S. Treasury authority to purchase outstanding debt obligations. GSEs include, among others, Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac; and debt and mortgage-backed securities of these four entities are neither guaranteed nor insured by the U.S. Government.

Furthermore, with respect to U.S. Government securities purchased by the Weitz Equity Funds, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of a Fund’s shares.

State and municipal obligations, which can be taxable or tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Weitz Equity Funds may invest. The Weitz Equity Funds may invest in these instruments to the extent permitted by their investment objective and policies and by applicable law. The Weitz Equity Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

Industry Concentration

Although each Weitz Equity Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, each Weitz Equity Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

Convertible Securities

In addition to common stocks, each Weitz Equity Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

Warrants and Rights

Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

Investment Company Shares

The Weitz Equity Funds may purchase securities of other investment companies, subject to the restrictions of the 1940 Act. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the respective Fund. To the extent that the Weitz Equity Funds are invested in shares of other investment companies, the Weitz Equity Funds will incur additional expenses as a result of investing in investment company shares.

Investments in Exchange Traded Funds (“ETFs”)

The Weitz Equity Funds may invest in, or sell short, ETFs including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines. ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs that are based on an index also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index. As a holder of interests in an ETF, a Weitz Equity Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees. At the same time, a Weitz Equity Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Weitz Equity Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.

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Borrowing

The Weitz Equity Funds are each authorized to borrow money. Borrowing may be considered to be a form of leverage. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Securities Lending

The Weitz Equity Funds are permitted to engage in securities lending to the extent permitted by Securities and Exchange Commission (“SEC”) policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the respective Fund must terminate the loan and vote the securities. Alternatively, the respective Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

Under the Agency Securities Lending Agreement (the “Lending Agreement”) between the Weitz Investment Management, Inc., on behalf of the Funds, and Mitsubishi UFJ Trust and Banking Corporation (“Mitsubishi”), the Weitz Equity Funds may lend securities to approved borrowers in exchange for collateral in the amount of at least 100% of the market value of U.S. Government securities loaned, 102% of the market value of domestic securities and foreign securities denominated in the same currency as the collateral loaned, and 105% of the market value of foreign securities not denominated in the same currency as the collateral loaned. Each loan will be secured continuously by collateral in the form of cash or U.S. Government securities. During the term of the loan, the Weitz Equity Funds will receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Lending Agreement. Realized income from the program is apportioned between the Weitz Equity Funds and Mitsubishi in accordance with the Lending Agreement.

The Weitz Equity Funds are subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Weitz Equity Funds’ loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the Weitz Equity Funds could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Weitz Equity Funds.

Foreign Securities

The Weitz Equity Funds may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. The Weitz Equity Funds may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Weitz Equity Funds will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.

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Investments in foreign securities may involve additional risks that may not be associated with investing in U.S. securities. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions (including tariffs); and diplomatic developments. Any of these could impact the value or liquidity of the Funds’ investments, and could impair the Funds’ ability to meet their investment objectives. Foreign securities issuers may not be subject to uniform accounting, auditing, corporate governance, legal and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be relatively less liquid than securities of comparable domestic issuers. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Illiquid Investments

A Weitz Equity Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An “illiquid investment” is any investment that a Weitz Equity Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments. Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser. The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.

Each business day, the Adviser determines the liquidity classifications for the portfolio holdings of each Weitz Equity Fund pursuant to procedures set forth in the LRMP. The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments. In making these determinations, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment. Moreover, in making these determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Weitz Equity Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take that determination into account. In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.

Preferred Stock and Debt Securities

Each Weitz Equity Fund may invest in other securities, including preferred stock and debt securities, which Weitz Inc. determines may offer the opportunity for capital appreciation. Each Weitz Equity Fund will not invest more than 15% of its assets in debt securities which are unrated or which are non-investment grade (commonly referred to as “high yield” or “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms. Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities. In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities. Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities. Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations. Price changes for debt securities held by a Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of the Fund’s shares. Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market. Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.

Bank Obligations

The Weitz Equity Funds may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances, which evidence the banking institution’s obligation to repay funds deposited with it for a specified period of time at a stated interest rate. The Weitz Equity Funds will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.

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Repurchase Agreements

The Weitz Equity Funds may invest in repurchase agreements on U.S. Government securities. Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the respective Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the respective Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. A Weitz Equity Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Weitz Equity Funds will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

Commercial Paper

The Weitz Equity Funds may purchase commercial paper which consists of short-term unsecured promissory notes. The Weitz Equity Funds will purchase only commercial paper either (a) rated Prime 1 by Moody’s (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued by or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).

When Issued or Forward Commitment Transactions

The Weitz Equity Funds may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by a Weitz Equity Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the respective Fund at the time of entering into the transaction. When a Weitz Equity Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade. This subjects the Weitz Equity Fund to counterparty credit risk.

Short Sales, Put and Call Options

The Weitz Equity Funds may engage in short sales and buy and sell put and call options on equity securities, including ETFs, or futures contracts. Short sales involve the sale of a security that the respective Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. The Fund must then purchase the security by a future date, as specified in the short sale contract. Under current regulatory requirements, to the extent that a Weitz Equity Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the respective Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. For any short sale, the amount of any gain will be decreased (and the amount of any loss will be increased) by any premium or interest a Fund may be required to pay in connection with the short sale. Short selling may also produce higher portfolio turnover and result in increased transaction costs to a Fund. The Weitz Equity Funds may also engage in short sales “against the box,” where the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that any Weitz Equity Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, such Fund would forego the potential realization of the increased value of the shares held long.

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The SEC has adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”). Short sales and other derivatives instruments are considered derivatives under the Derivatives Rule. The Derivatives Rule regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Rule 18f-4 requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user.” Under the Derivatives Rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for a Fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The Securities and Exchange Commission (“SEC”) also issued guidance in connection with the Derivatives Rule regarding use of securities lending collateral that may limit a Fund’s securities lending activities. In addition, under the Derivatives Rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the Derivatives Rule. Furthermore, under the Derivatives Rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These and other proposed and adopted regulatory requirements may limit the ability of a Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the respective Weitz Equity Fund could lose the entire cost of those puts and calls which expire worthless.

Covered Call Options

The Weitz Equity Funds may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the income of a Weitz Equity Fund since it receives a premium for writing the option. If a Weitz Equity Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the respective Fund will forego any opportunity for appreciation in such securities during the term of the option. The respective Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

Partners III Fund: Other Derivatives Instruments

The Partners III Fund may, but is not required to, use derivatives, such as options, futures and forward contracts, including stock index futures contracts, interest rate futures, and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique.

While a stock index fluctuates generally with changes in the market values of the stocks included in the index, a stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

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The Partners III Fund’s primary purpose in entering into stock index futures contracts is to protect it from fluctuations in the value of securities without actually buying or selling the underlying security. For example, if the Partners III Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Partners III Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Partners III Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. However, because the Partners III Fund’s cash that may otherwise be invested would be held un-invested or invested in other liquid assets so long as the futures position remains open, the Partners III Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments. Conversely, if the Partners III Fund holds stocks and seeks to protect itself from an expected decrease in stock prices, the Partners III Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of securities by a corresponding increase in the value of the futures contract position. The Partners III Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

The Partners III Fund may also buy and sell futures contracts on commodities, interest rates, currencies or other indices and options thereon. Futures contracts are traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”). Such transactions are centrally cleared, which is designed to ensure the performance of each party to the contract. All terms of futures contracts are set forth in the rules of the relevant exchange. Interest rate, commodity or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates, commodity prices or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. Interest rate, commodity or currency futures can be sold as an offset against the effect of expected increases in interest rates, declines in commodity prices or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates, increases in commodity prices or currency exchange rates.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contract, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Partners III Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result the Partners III Fund’s access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match the Partners III Fund’s current or anticipated investments exactly. The Partners III Fund may invest in futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which the Partners III Fund typically invests, which involves a risk that the futures positions will not track the performance of the Partners III Fund’s other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Partners III Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. The Partners III Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for the difference in volatility between the contract and the securities although this may not be successful in all cases. If price changes in the Partners III Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Partners III Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Futures transactions involve brokerage costs and require posting margin to the broker. The Partners III Fund’s overall performance could be adversely affected by entering into such contracts if the Adviser’s judgment with respect to the investment proves incorrect.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the respective Weitz Equity Fund’s outstanding shares. “Majority” means, the lesser of (a) 67% or more of a Weitz Equity Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of a Weitz Equity Fund’s outstanding shares.

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None of the Weitz Equity Funds may:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.	Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.	Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

In addition, neither of the Large Cap nor Multi Cap Fund may:

8.	As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS-
CONSERVATIVE ALLOCATION FUND

Classification

The Conservative Allocation Fund is a diversified, open-end investment management company as defined in the 1940 Act.

Investment Objectives and Strategy

The investment objectives of the Conservative Allocation Fund are long-term capital appreciation, capital preservation and current income. The Conservative Allocation Fund invests primarily in a portfolio of equity and debt securities. Under normal circumstances, the Conservative Allocation Fund will invest at least 25% of its total assets in equity securities, such as common stocks and a variety of securities convertible into common stock such as rights, warrants and convertible preferred stock. Also, under normal circumstances, the Conservative Allocation Fund will invest at least 25% of its total assets in investment-grade debt securities (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms). The debt securities in which the Conservative Allocation Fund may invest include: (1) U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities); (2) corporate debt securities; (3) other mortgage-backed securities; (4) asset-backed securities and other structured products; (5) loans and participation interests in loans and loan pools; (6) bank obligations (certificates of deposit and bankers’ acceptances); (7) commercial paper; (8) repurchase agreements on U.S. Government securities; (9) securities of registered investment companies which invest in debt securities; and (10) securities issued by foreign governments, which may include sovereign debt.

The Conservative Allocation Fund may, but is not required to, use derivatives, such as options, futures and forward contracts, including interest rate futures, and options on futures. The Conservative Allocation Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique. These derivative instruments will count toward the Conservative Allocation Fund's 25% policy for investment grade debt securities only if they have economic characteristics similar to the securities included within that policy.

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The Conservative Allocation Fund’s investment strategy with respect to equity securities (which we call “Quality at a Discount”) is to buy above-average to highest-quality businesses, at prices that we believe are less than what the companies are worth. We assess a company’s quality based on its competitive position, return on invested capital, ability to redeploy capital, cash flow consistency, financial leverage and management team. We compare the company’s stock price to our estimate of business value, i.e., all the cash that the company will generate for its owners in the future. For each company, we look at a range of business value estimates. We then seek to buy stocks of companies that meet our quality criteria when they are priced at a discount to our estimates of business value. We invest with a multiple-year time horizon. We believe that purchasing stocks at prices less than our business value estimates provides opportunities for stock price appreciation, both as business values grow and as the market recognizes companies’ values. Typically, we consider selling stocks as they approach or exceed our business value estimates. We may also sell stocks for other reasons, including for the purchase of stocks that we believe offer better investment opportunities. We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. government securities or government money market fund shares.

The Conservative Allocation Fund’s investment strategy with respect to debt securities is to select securities whose yield is sufficiently attractive taking into consideration the risk of ownership. In deciding whether the Conservative Allocation Fund should invest in a particular debt security, Weitz Inc. considers a number of factors such as the security’s price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

The Conservative Allocation Fund may invest up to 20% of its total assets in debt securities which are unrated or which are non-investment grade (commonly referred to as “high yield” or “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 20% limit. Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities. In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities. Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities. Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations. Price changes for debt securities held by the Conservative Allocation Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Conservative Allocation Fund shares. Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market. Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.

When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all of the Conservative Allocation Fund’s portfolio may be retained in cash or cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Conservative Allocation Fund may invest. The Conservative Allocation Fund may invest in these instruments to the extent permitted by its investment objectives and policies and by applicable law. The Conservative Allocation Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

Industry Concentration

Although the Conservative Allocation Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Conservative Allocation Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

Convertible Securities

In addition to common stocks, the Conservative Allocation Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

Warrants and Rights

Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

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Investment Company Shares

The Conservative Allocation Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Conservative Allocation Fund. To the extent that the Conservative Allocation Fund is invested in shares of other investment companies, the Conservative Allocation Fund will incur additional expenses as a result of investing in investment company shares.

Investments in Exchange Traded Funds

The Conservative Allocation Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines. ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs that are based on an index also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index. As a holder of interests in an ETF, the Conservative Allocation Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees. At the same time, the Conservative Allocation Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Conservative Allocation Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.

Borrowing

The Conservative Allocation Fund is authorized to borrow money. Borrowing may be considered to be a form of leverage. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Conservative Allocation Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Conservative Allocation Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Securities Lending

The Conservative Allocation Fund is permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Conservative Allocation Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

Under the Lending Agreement between the Funds and Mitsubishi, the Conservative Allocation Fund may lend securities to approved borrowers in exchange for collateral in the amount of at least 100% of the market value of U.S. Government securities loaned, 102% of the market value of domestic securities and foreign securities denominated in the same currency as the collateral loaned, and 105% of the market value of foreign securities not denominated in the same currency as the collateral loaned. Each loan will be secured continuously by collateral in the form of cash or U.S. Government securities. During the term of the loan, the Conservative Allocation Fund will receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Lending Agreement. Realized income from the program is apportioned between the Conservative Allocation Fund and Mitsubishi in accordance with the Lending Agreement.

The Conservative Allocation Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Conservative Allocation Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the Conservative Allocation Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Conservative Allocation Fund.

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Foreign Securities

The Conservative Allocation Fund may invest in equity or debt securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. The Conservative Allocation Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment. The Conservative Allocation Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.

Investments in foreign securities may involve additional risks that may not be associated with investing in U.S. securities. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions (including tariffs); and diplomatic developments. Any of these could impact the value or liquidity of the Conservative Allocation Fund’s investments and could impair the Conservative Allocation Fund’s ability to meet their investment objective. Foreign securities issuers may not be subject to uniform accounting, auditing, corporate governance, legal and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be relatively less liquid than securities of comparable domestic issuers. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Illiquid Investments

The Conservative Allocation Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An “illiquid investment” is any investment that the Conservative Allocation Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments. Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser. The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.

Each business day, the Adviser determines the liquidity classifications for the portfolio holdings of the Conservative Allocation Fund pursuant to procedures set forth in the LRMP. The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments. In making these determinations, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment. Moreover, in making these determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Conservative Allocation Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take that determination into account. In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.

Bank Obligations

The Conservative Allocation Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances, which evidence the banking institution’s obligation to repay funds deposited with it for a specified period of time at a stated interest rate. The Conservative Allocation Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.

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U.S. Government Obligations

A portion of the Conservative Allocation Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”). Some of the obligations purchased by the Conservative Allocation Fund may be backed by the full faith and credit of the U.S. Government, which means that the obligations are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.

While the obligations of many U.S. Government agencies are not direct obligations of the U.S. Treasury, they may be backed indirectly by the U.S. Government, in some cases by a right to borrow from the U.S. Government. Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, or may be given additional support from U.S. Treasury authority to purchase outstanding debt obligations. GSEs include, among others, Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac; and debt and mortgage-backed securities of these four entities are neither guaranteed nor insured by the U.S. Government. Circumstances could arise in which U.S. government obligations, including U.S. treasury obligations that are backed by the full faith and credit of the U.S. government, experience increased credit risk (including the risk of default) and reduced market liquidity (which may result in such securities becoming less liquid or illiquid). The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers, which would adversely affect investments in U.S. government securities.

Furthermore, with respect to any U.S. Government securities purchased by the Conservative Allocation Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Conservative Allocation Fund’s shares.

Repurchase Agreements

The Conservative Allocation Fund may invest in repurchase agreements on U.S. Government securities. Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Conservative Allocation Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Conservative Allocation Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Conservative Allocation Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Conservative Allocation Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

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Structured Products

Structured products include a wide variety of investment products, including agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), collateralized obligations (such as collateralized loan obligations (“CLOs”) and collateralized mortgage obligations (“CMOs”). Risks from structured products include (i) underlying collateral may not be adequate to make payments to investors, (ii) underlying collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors and (iv) the structured product’s manager may perform poorly. Non-payment on a structured product would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value per share. In most cases, structured products are issued in several classes (sometimes called tranches), with different payment priorities. Generally, the lower classes are subordinated in priority of payments, and will be impacted first in case of an issuer’s non-payment of scheduled interest or principal. In some cases, the securities holders of one class must receive payment in full before the securities holders of a lower class receive any payments. The Fund may invest in any class of a structured product offering. Some structured products have credit ratings (or in some cases only certain classes of a structured product have credit ratings), but in many cases structured products do not have credit ratings. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws), which means (A) the security will not be traded on an exchange, (B) less information about the security may be available as compared to publicly offered securities, (C) only certain institutions may buy and sell the security, and (D) the security may have greater liquidity risk. There can be no assurance that a market will exist or will be active enough for the Fund to sell any structured product.

Mortgage-Backed and Asset-Backed Securities

The Fund may invest in residential and commercial mortgage-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent ownership in pools of mortgage loans on single-family, multi-family properties, as well as commercial properties assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as corporate loans, student loans, automobile loans, as well as receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, because they are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments on the mortgages (or loans) in an underlying asset pool, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments. Mortgage-backed and other asset-backed securities are also susceptible to changes in lending standards and lending rates. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans may be subject to a higher degree of credit risk and valuation risk. Additionally, such securities may be subject to a higher degree of liquidity risk, because the liquidity of such investments may vary dramatically over time.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes or tranches with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government-Sponsored Enterprises (“GSEs”) and their income streams. CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and the Fund may not receive all or part of its principal.

Collateralized Debt Obligations (“CDOs”)

A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche.

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Collateralized Loan Obligations (“CLOs”)

CLOs are debt instruments typically backed by a pool of loans. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Loans and Participation Interests in Loans

The types of debt instruments in which the Conservative Allocation Fund may invest also includes loans, including bank loans, corporate loans, commercial loans, mortgage loans and consumer loans (“Loans”). Loans are subject to credit risk, including the risk of nonpayment of principal or interest. Also, periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

The Conservative Allocation Fund may invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Since they do not afford the lender recourse to collateral, unsecured loans are also subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment.

The Fund may also invest in floating rate loans. Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans.

The Conservative Allocation Fund may invest in loan participation interests, which are fractional interests in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. Loan participation interests are subject to credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Commercial Paper

The Conservative Allocation Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued by or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).

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When Issued or Forward Commitment Transactions

The Conservative Allocation Fund may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by the Conservative Allocation Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Conservative Allocation Fund at the time of entering into the transaction. When the Conservative Allocation Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade. This subjects the Conservative Allocation Fund to counterparty credit risk.

Short Sales, Put and Call Options

The Conservative Allocation Fund may engage in short sales and buy and sell put and call options. Short sales involve the sale of a security that the Conservative Allocation Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. The Conservative Allocation Fund must then purchase the security by a future date, as specified in the short sale contract. Under current regulatory requirements, to the extent that the Conservative Allocation Fund engages in short sales, the Conservative Allocation Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Conservative Allocation Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. For any short sale, the amount of any gain will be decreased (and the amount of any loss will be increased) by any premium or interest the Conservative Allocation Fund may be required to pay in connection with the short sale. Short selling may also produce higher portfolio turnover and result in increased transaction costs to the Conservative Allocation Fund. The Conservative Allocation Fund may also engage in short sales “against the box,” where the Conservative Allocation Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Conservative Allocation Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Conservative Allocation Fund would forego the potential realization of the increased value of the shares held long.

The SEC has adopted the Derivatives Rule. The Derivatives Rule regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. These requirements may limit the ability of the Conservative Allocation Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. The Derivatives Rule requires the Conservative Allocation Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user.” Under the Derivatives Rule, when the Conservative Allocation Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Conservative Allocation Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Conservative Allocation Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also issued guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under the Derivatives Rule, the Conservative Allocation Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Conservative Allocation Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Conservative Allocation Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the Derivatives Rule. Furthermore, under the Derivatives Rule, the Conservative Allocation Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These and other proposed and adopted regulatory requirements may limit the ability of the Conservative Allocation Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Conservative Allocation Fund could lose the entire cost of those puts and calls which expire worthless.

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Covered Call Options

The Conservative Allocation Fund may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date. “Covered” options are those in which the option seller (the “writer”) owns the underlying securities. Writing covered call options may increase the income of the Conservative Allocation Fund since it receives a premium for writing the option. If the Conservative Allocation Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the Conservative Allocation Fund will forego any opportunity for appreciation in such securities during the term of the option. The Conservative Allocation Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

Interest Rate Futures, Bond Index Futures and Related Options Thereon

The Conservative Allocation Fund may utilize interest rate futures and bond index futures and related options. A futures contract provides for the future sale by one party and the purchase by the other party of specified property at a specified price, date, time and place. An option on a futures contract gives the purchaser the right, in return for a premium paid, to assume a position in the futures contract at a specified exercise price.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Conservative Allocation Fund’s outstanding shares. “Majority” means, the lesser of (a) 67% or more of the Conservative Allocation Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Conservative Allocation Fund’s outstanding shares.

The Conservative Allocation Fund may not:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.	Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.	Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.
8.	As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U. S. Government or its agencies, bank money instruments or bank repurchase agreements.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
CORE PLUS FUND

Classification

The Core Plus Fund is a diversified, open-end investment management company as defined in the 1940 Act.

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Investment Objective and Strategy

The primary investment objectives of the Core Plus Fund are current income and capital preservation. A secondary investment objective is long-term capital appreciation. Under normal circumstances, the Core Plus Fund will invest at least 80% of the value of its assets, plus the amount of any borrowings for investment purposes, in debt securities and related derivative instruments. This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy. The debt securities in which the Core Plus Fund may invest include: (1) U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities); (2) corporate debt securities; (3) other mortgage-backed securities; (4) asset-backed securities and other structured products: (5) loans and participation interests in loans and loan pools; (6) bank obligations (certificates of deposit and bankers’ acceptances); (7) commercial paper; (8) repurchase agreements on U.S. Government securities; (9) securities of registered investment companies which invest in debt securities; and (10) securities issued by foreign governments, which may include sovereign debt.

The Core Plus Fund may, but is not required to, use derivatives, such as options, futures and forward contracts, including interest rate futures, and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. These derivative instruments will count toward the Core Plus Fund's 80% policy only if they have economic characteristics similar to the securities included within that policy. The Core Plus Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Although the Core Plus Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Core Plus Fund’s portfolio is generally expected to be less than ten years.

Weitz Inc. selects debt securities whose yield is sufficiently attractive taking into consideration the risk of ownership. In deciding whether the Core Plus Fund should invest in particular debt securities, Weitz Inc. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

The Core Plus Fund will invest primarily in investment-grade securities. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms. The Core Plus Fund may invest up to 25% of its total assets in debt securities which are unrated or which are non-investment grade (commonly referred to as “high yield” or “junk bonds”; however, U.S. Government securities, as described above, even if unrated, do not count toward this 25% limit. Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities. In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities. Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities. Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations. Price changes for debt securities held by the Core Plus Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Core Plus Fund shares. Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market. Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.

The Core Plus Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.

When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all the Core Plus Fund’s portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Core Plus Fund may invest. The Core Plus Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law. The Core Plus Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

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Industry Concentration

Although the Core Plus Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Core Plus Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

Common Stock and Securities Convertible into Common Stock

The Core Plus Fund may invest in common stock, preferred stock and in other securities convertible into common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.

U.S. Government Obligations

A portion of the Core Plus Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”). Some of the obligations purchased by the Core Plus Fund may be backed by the full faith and credit of the U.S. Government, which means that the obligations are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.

While the obligations of many U.S. Government agencies are not direct obligations of the U.S. Treasury, they may be backed indirectly by the U.S. Government, in some cases by a right to borrow from the U.S. Government. Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, or may be given additional support from U.S. Treasury authority to purchase outstanding debt obligations. GSEs include, among others, Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac; and debt and mortgage-backed securities of these four entities are neither guaranteed nor insured by the U.S. Government. Circumstances could arise in which U.S. government obligations, including U.S. treasury obligations that are backed by the full faith and credit of the U.S. government, experience increased credit risk (including the risk of default) and reduced market liquidity (which may result in such securities becoming less liquid or illiquid). The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers, which would adversely affect investments in U.S. government securities.

Furthermore, with respect to any U.S. Government securities purchased by the Core Plus Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Core Plus Fund’s shares.

Repurchase Agreements

The Core Plus Fund may invest in repurchase agreements on U.S. Government securities. Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Core Plus Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Core Plus Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Core Plus Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Core Plus Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

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Structured Products

Structured products include a wide variety of investment products, including agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), collateralized obligations (such as collateralized loan obligations (“CLOs”) and collateralized mortgage obligations (“CMOs”). Risks from structured products include (i) underlying collateral may not be adequate to make payments to investors, (ii) underlying collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors and (iv) the structured product’s manager may perform poorly. Non-payment on a structured product would result in a reduction of income to the Core Plus Fund, a reduction in the value of the investment and a potential decrease in the Core Plus Fund’s net asset value per share. In most cases, structured products are issued in several classes (sometimes called tranches), with different payment priorities. Generally, the lower classes are subordinated in priority of payments, and will be impacted first in case of an issuer’s non-payment of scheduled interest or principal. In some cases, the securities holders of one class must receive payment in full before the securities holders of a lower class receive any payments. The Core Plus Fund may invest in any class of a structured product offering. Some structured products have credit ratings (or in some cases only certain classes of a structured product have credit ratings), but in many cases structured products do not have credit ratings. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws), which means (A) the security will not be traded on an exchange, (B) less information about the security may be available as compared to publicly offered securities, (C) only certain institutions may buy and sell the security, and (D) the security may have greater liquidity risk. There can be no assurance that a market will exist or will be active enough for the Fund to sell any structured product.

Mortgage-Backed and Asset-Backed Securities

The Core Plus Fund may invest in residential and commercial mortgage-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent ownership in pools of mortgage loans on single-family, multi-family properties, as well as commercial properties assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Core Plus Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as corporate loans, student loans, automobile loans, as well as receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, because they are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments on the mortgages (or loans) in an underlying asset pool, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments. Mortgage-backed and other asset-backed securities are also susceptible to changes in lending standards and lending rates. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans may be subject to a higher degree of credit risk and valuation risk. Additionally, such securities may be subject to a higher degree of liquidity risk, because the liquidity of such investments may vary dramatically over time.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes or tranches with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government-Sponsored Enterprises (“GSEs”) and their income streams. CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and the Fund may not receive all or part of its principal.

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Collateralized Loan Obligations (“CLOs”)

CLOs are debt instruments typically backed by a pool of loans. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Loans and Participation Interests in Loans

The types of debt instruments in which the Core Plus Fund may invest also includes loans, including bank loans, corporate loans, commercial loans, mortgage loans and consumer loans (“Loans”). Loans are subject to credit risk, including the risk of nonpayment of principal or interest. Also, periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Core Plus Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Core Plus Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

The Core Plus Fund may invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Since they do not afford the lender recourse to collateral, unsecured loans are also subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment.

The Core Plus Fund may also invest in floating rate loans. Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans.

The Core Plus Fund may invest in loan participation interests, which are fractional interests in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. Loan participation interests are subject to credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Commercial Paper

The Core Plus Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Core Plus Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s or A-1 (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).

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Borrowing

The Core Plus Fund is authorized to borrow money. Borrowing may be considered to be a form of leverage. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Core Plus Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Core Plus Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Securities Lending

The Core Plus Fund is permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Core Plus Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

Under the Lending Agreement between the Funds and Mitsubishi, the Core Plus Fund may lend securities to approved borrowers in exchange for collateral in the amount of at least 100% of the market value of U.S. Government securities loaned, 102% of the market value of domestic securities and foreign securities denominated in the same currency as the collateral loaned, and 105% of the market value of foreign securities not denominated in the same currency as the collateral loaned. Each loan will be secured continuously by collateral in the form of cash or U.S. Government securities. During the term of the loan, the Core Plus Fund will receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Lending Agreement. Realized income from the program is apportioned between the Core Plus Fund and Mitsubishi in accordance with the Lending Agreement.

The Core Plus Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Core Plus Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the Core Plus Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Core Plus Fund.

Foreign Securities

The Core Plus Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. The Core Plus Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment. The Core Plus Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.

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Investments in foreign securities may involve additional risks that may not be associated with investing in U.S. securities. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions (including tariffs); and diplomatic developments. Any of these could impact the value or liquidity of the Core Plus Fund’s investments and could impair the Core Plus Fund’s ability to meet its investment objective. Foreign securities issuers may not be subject to uniform accounting, auditing, corporate governance, legal and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be relatively less liquid than securities of comparable domestic issuers. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Investment Company Shares

The Core Plus Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Core Plus Fund. To the extent that the Core Plus Fund is invested in shares of other investment companies, the Core Plus Fund will incur additional expenses as a result of investing in investment company shares.

Investments in Exchange Traded Funds

The Core Plus Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines. ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs that are based on an index also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index. As a holder of interests in an ETF, the Core Plus Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees. At the same time, the Core Plus Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Core Plus Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.

Bank Obligations

The Core Plus Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. The Core Plus Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.

Illiquid Investments

The Core Plus Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments. Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser. The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.

Each business day, the Adviser determines the liquidity classifications for the portfolio holdings of the Core Plus Fund pursuant to procedures set forth in the LRMP. The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments. In making these determinations, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment. Moreover, in making these determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Core Plus Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take that determination into account. In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.

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When Issued or Forward Commitment Transactions

The Core Plus Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Core Plus Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Core Plus Fund at the time of entering into the transaction. When the Core Plus Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade. This subjects the Core Plus Fund to counterparty credit risk.

Short Sales

The Core Plus Fund may engage in short sales “against the box,” where the Core Plus Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Core Plus Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Core Plus Fund would forego the potential realization of the increased value of the shares held long.

Short sales and other derivatives instruments are considered derivatives under Rule 18f-4 under the 1940 Act. The Derivatives Rule regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. These requirements may limit the ability of the Core Plus Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. The Derivatives Rule requires the Core Plus Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user.” Under the Derivatives Rule, when the Core Plus Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Core Plus Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Core Plus Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also issued guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under the Derivatives Rule, the Core Plus Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Core Plus Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Core Plus Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the Derivatives Rule. Furthermore, under the Derivatives Rule, the Core Plus Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These and other proposed and adopted regulatory requirements may limit the ability of the Core Plus Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies.

Covered Call Options

The Core Plus Fund may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the income of the Core Plus Fund since it receives a premium for writing the option. If the Core Plus Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the Core Plus Fund will forego any opportunity for appreciation in such securities during the term of the option. The Core Plus Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

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Interest Rate Futures, Bond Index Futures and Related Options Thereon

The Core Plus Fund may utilize interest rate futures and bond index futures and related options. A futures contract provides for the future sale by one party and the purchase by the other party of specified property at a specified price, date, time and place. An option on a futures contract gives the purchaser the right, in return for a premium paid, to assume a position in the futures contract at a specified exercise price.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Core Plus Fund’s outstanding shares. “Majority” means, the lesser of (a) 67% or more of the Core Plus Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Core Plus Fund’s outstanding shares.

The Core Plus Fund may not:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.	Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.	Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.
8.	As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of a particular purchase in the securities of any one issuer other than U.S. Government securities, nor own more than 10% at the time of and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
SHORT DURATION INCOME FUND

Classification

The Short Duration Income Fund is a diversified, open-end investment management company as defined in the 1940 Act.

Investment Objective and Strategy

The investment objective of the Short Duration Fund is current income consistent with the preservation of capital. Under normal circumstances, the Short Duration Fund will invest at least 80% of the value of its assets, plus the amount of any borrowings for investment purposes, in debt securities and related derivative instruments. This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy. The debt securities in which the Short Duration Fund may invest include: (1) U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities); (2) corporate debt securities; (3) other mortgage-backed securities; (4) asset-backed securities and other structured products; (5) loans and participation interests in loans and loan pools; (6) bank obligations (certificates of deposit and bankers’ acceptances); (7) commercial paper; (8) repurchase agreements on U.S. Government securities; (9) securities of registered investment companies which invest in debt securities; and (10) securities issued by foreign governments, which may include sovereign debt.

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The Short Duration Fund may, but is not required to, use derivatives instruments, such as options, futures and forward contracts, including interest rate futures, and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. These derivative instruments will count toward the Short Duration Fund's 80% policy only if they have economic characteristics similar to the securities included within that policy. The Short Duration Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.

The Short Duration Fund may invest in securities of all maturities but expects to maintain an average effective duration of between one to three and a half years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if interest rates increase by 1%, the market price of a debt security with a duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in interest rates will generally result in an increase of approximately 3% of that security’s market price.

Weitz Inc. selects debt securities whose yield is sufficiently attractive taking into consideration the risk of ownership. In deciding whether the Short Duration Fund should invest in particular debt securities, Weitz Inc. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

The Short Duration Fund will invest primarily in investment-grade securities. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms. The Short Duration Fund may invest up to 15% of its total assets in debt securities which are unrated or which are non-investment grade (commonly referred to as “high yield” or “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit. Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities. In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities. Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities. Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations. Price changes for debt securities held by the Short Duration Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Short Duration Fund shares. Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market. Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.

The Short Duration Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.

When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all the Short Duration Fund’s portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Short Duration Fund may invest. The Short Duration Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law. The Short Duration Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

Industry Concentration

Although the Short Duration Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Short Duration Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

Common Stock and Securities Convertible into Common Stock

The Short Duration Fund may invest in common stock, preferred stock and in other securities convertible into common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.

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U.S. Government Obligations

A portion of the Short Duration Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”). Some of the obligations purchased by the Short Duration Fund may be backed by the full faith and credit of the U.S. Government, which means that the obligations are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.

While the obligations of many U.S. Government agencies are not direct obligations of the U.S. Treasury, they may be backed indirectly by the U.S. Government, in some cases by a right to borrow from the U.S. Government. Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, or may be given additional support from U.S. Treasury authority to purchase outstanding debt obligations. GSEs include, among others, Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac; and debt and mortgage-backed securities of these four entities are neither guaranteed nor insured by the U.S. Government. Circumstances could arise in which U.S. government obligations, including U.S. treasury obligations that are backed by the full faith and credit of the U.S. government, experience increased credit risk (including the risk of default) and reduced market liquidity (which may result in such securities becoming less liquid or illiquid). The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers, which would adversely affect investments in U.S. government securities.

Furthermore, with respect to any U.S. Government securities purchased by the Short Duration Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of a Fund’s shares.

Repurchase Agreements

The Short Duration Fund may invest in repurchase agreements on U.S. Government securities. Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Short Duration Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Short Duration Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Short Duration Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Short Duration Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

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Structured Products

Structured products include a wide variety of investment products, including agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), collateralized obligations (such as collateralized loan obligations (“CLOs”) and collateralized mortgage obligations (“CMOs”). Risks from structured products include (i) underlying collateral may not be adequate to make payments to investors, (ii) underlying collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors and (iv) the structured product’s manager may perform poorly. Non-payment on a structured product would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value per share. In most cases, structured products are issued in several classes (sometimes called tranches), with different payment priorities. Generally, the lower classes are subordinated in priority of payments, and will be impacted first in case of an issuer’s non-payment of scheduled interest or principal. In some cases, the securities holders of one class must receive payment in full before the securities holders of a lower class receive any payments. The Short Duration Fund may invest in any class of a structured product offering. Some structured products have credit ratings (or in some cases only certain classes of a structured product have credit ratings), but in many cases structured products do not have credit ratings. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws), which means (A) the security will not be traded on an exchange, (B) less information about the security may be available as compared to publicly offered securities, (C) only certain institutions may buy and sell the security, and (D) the security may have greater liquidity risk. There can be no assurance that a market will exist or will be active enough for the Fund to sell any structured product.

Mortgage-Backed and Asset-Backed Securities

The Short Duration Fund may invest in residential and commercial mortgage-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent ownership in pools of mortgage loans on single-family, multi-family properties, as well as commercial properties assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as corporate loans, student loans, automobile loans, as well as receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, because they are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments on the mortgages (or loans) in an underlying asset pool, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments. Mortgage-backed and other asset-backed securities are also susceptible to changes in lending standards and lending rates. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans may be subject to a higher degree of credit risk and valuation risk. Additionally, such securities may be subject to a higher degree of liquidity risk, because the liquidity of such investments may vary dramatically over time.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes or tranches with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government-Sponsored Enterprises (“GSEs”) and their income streams. CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and the Fund may not receive all or part of its principal.

Collateralized Loan Obligations (“CLOs”)

CLOs are debt instruments typically backed by a pool of loans. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. In addition to the normal interest rate, default and other risks of

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fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Loans and Participation Interests in Loans

The types of debt instruments in which the Short Duration Fund may invest also includes loans, including bank loans, corporate loans, commercial loans, mortgage loans and consumer loans (“Loans”). Loans are subject to credit risk, including the risk of nonpayment of principal or interest. Also, periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

The Short Duration Fund may invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Since they do not afford the lender recourse to collateral, unsecured loans are also subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment.

The Short Duration Fund may also invest in floating rate loans. Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans.

The Short Duration Fund may invest in loan participation interests, which are fractional interests in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. Loan participation interests are subject to credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Commercial Paper

The Short Duration Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Short Duration Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued by or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).

Borrowing

The Short Duration Fund is authorized to borrow money. Borrowing may be considered to be a form of leverage. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Short Duration Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Short Duration Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

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Securities Lending

The Short Duration Fund is permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Short Duration Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

Under the Lending Agreement between the Funds and Mitsubishi, the Short Duration Fund may lend securities to approved borrowers in exchange for collateral in the amount of at least 100% of the market value of U.S. Government securities loaned, 102% of the market value of domestic securities and foreign securities denominated in the same currency as the collateral loaned, and 105% of the market value of foreign securities not denominated in the same currency as the collateral loaned. Each loan will be secured continuously by collateral in the form of cash or U.S. Government securities. During the term of the loan, the Short Duration Fund will receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Lending Agreement. Realized income from the program is apportioned between the Short Duration Fund and Mitsubishi in accordance with the Lending Agreement.

The Short Duration Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Short Duration Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the Short Duration Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Short Duration Fund.

Foreign Securities

The Short Duration Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. The Short Duration Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment. The Short Duration Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.

Investments in foreign securities may involve additional risks that may not be associated with investing in U.S. securities. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions (including tariffs); and diplomatic developments. Any of these could impact the value or liquidity of the Short Duration Fund’s investments and could impair the Short Duration Fund’s ability to meet its investment objective. Foreign securities issuers may not be subject to uniform accounting, auditing, corporate governance, legal and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be relatively less liquid than securities of comparable domestic issuers. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Investment Company Shares

The Short Duration Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Short Duration Fund. To the extent that the Short Duration Fund is invested in shares of other investment companies, the Short Duration Fund will incur additional expenses as a result of investing in investment company shares.

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Investments in Exchange Traded Funds

The Short Duration Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines. ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs that are based on an index also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index. As a holder of interests in an ETF, the Short Duration Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees. At the same time, the Short Duration Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Short Duration Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.

Bank Obligations

The Short Duration Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. The Short Duration Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.

Illiquid Investments

The Short Duration Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments. Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser. The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.

Each business day, the Adviser determines the liquidity classifications for the portfolio holdings of the Short Duration Fund pursuant to procedures set forth in the LRMP. The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments. In making these determinations, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment. Moreover, in making these determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Short Duration Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take that determination into account. In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.

When Issued or Forward Commitment Transactions

The Short Duration Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Short Duration Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Short Duration Fund at the time of entering into the transaction. When the Short Duration Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade. This subjects the Short Duration Fund to counterparty credit risk.

Short Sales

The Short Duration Fund may engage in short sales “against the box,” where the Short Duration Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Short Duration Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Short Duration Fund would forego the potential realization of the increased value of the shares held long.

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The SEC has adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”). The Derivatives Rule regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. These requirements may limit the ability of the Short Duration Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. The Derivatives Rule requires the Short Duration Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user.” Under the Derivatives Rule, when the Short Duration Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Short Duration Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Short Duration Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also issued guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under the Derivatives Rule, the Short Duration Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Short Duration Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Short Duration Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the Derivatives Rule. Furthermore, under the Derivatives Rule, the Short Duration Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These and other proposed and adopted regulatory requirements may limit the ability of the Short Duration Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies.

Covered Call Options

The Short Duration Fund may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the income of the Short Duration Fund since it receives a premium for writing the option. If the Short Duration Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the Short Duration Fund will forego any opportunity for appreciation in such securities during the term of the option. The Short Duration Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

Interest Rate Futures, Bond Index Futures and Related Options Thereon

The Short Duration Fund may utilize interest rate futures and bond index futures and related options. A futures contract provides for the future sale by one party and the purchase by the other party of specified property at a specified price, date, time and place. An option on a futures contract gives the purchaser the right, in return for a premium paid, to assume a position in the futures contract at a specified exercise price.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Short Duration Fund’s outstanding shares. “Majority” means, the lesser of (a) 67% or more of the Short Duration Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Short Duration Fund’s outstanding shares.

The Short Duration Fund may not:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.	Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.	Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.
8.	As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of a particular purchase in the securities of any one issuer other than U.S. Government securities, nor own more than 10% at the time of and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
ULTRA SHORT GOVERNMENT FUND

Classification

The Ultra Short Government Fund is a diversified, open-end investment management company as defined in the 1940 Act.

Investment Objective and Strategy

The investment objective of the Ultra Short Government Fund is current income consistent with the preservation of capital and maintenance of liquidity. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities, and related derivative instruments. This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy. The balance of the Fund’s assets may be invested in U.S. dollar-denominated investment grade debt securities, including corporate debt securities, mortgage-backed securities, asset backed securities and taxable municipal bonds. We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms. The Fund may invest in securities that are unrated if we determine that such securities are of investment grade quality. The Fund may also invest in government money market funds or exchange traded funds which invest substantially all of their assets in U.S. government securities.

The Ultra Short Government Fund may, but is not required to, use derivatives instruments, such as options, futures and forward contracts, including interest rate futures, and options on futures. The Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. These derivative instruments will count toward the Ultra Short Government Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy. The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.

The Fund may invest in debt securities of all maturities, but expects to limit its average effective duration to one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if interest rates increase by 1%, the market price of a debt security with a duration of 1 year will generally decrease by approximately 1%. Conversely, a 1% decline in interest rates will generally result in an increase of approximately 1% of that security’s market price.

The Ultra Short Government Fund may invest in reverse repurchase agreements which involve the temporary transfer of a security in the portfolio of the Ultra Short Government Fund to another party, such as a bank or broker dealer, in return for cash, and an agreement to buy the security back at a future date and price. The Ultra Short Government Fund can invest the cash it receives or use it to meet redemption requests. If the Ultra Short Government Fund reinvests the cash at a rate higher than the cost of the agreement, it may earn additional income. At the same time, the Ultra Short Government Fund is exposed to greater potential fluctuations in the value of its assets when engaging in reverse repurchase agreements.

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The Ultra Short Government Fund is not a money market fund that operates in compliance with Rule 2a-7 under the 1940 Act and the Fund does not seek to maintain a stable net asset value. Accordingly, the Fund is not subject to the credit quality, liquidity, maturity, diversification and other limitations imposed on money market funds by Rule 2a-7.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Ultra Short Government Fund may invest. The Ultra Short Government Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law. The Ultra Short Government Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

U.S. Government Obligations

Under normal circumstances, most of the assets of the Ultra Short Government Fund will be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”). Some of the obligations purchased by the Ultra Short Government Fund may be backed by the full faith and credit of the U.S. Government, which means that the obligations are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.

While the obligations of many U.S. Government agencies are not direct obligations of the U.S. Treasury, they may be backed indirectly by the U.S. Government, in some cases by a right to borrow from the U.S. Government. Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, or may be given additional support from U.S. Treasury authority to purchase outstanding debt obligations. GSEs include, among others, Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac; and debt and mortgage-backed securities of these four entities are neither guaranteed nor insured by the U.S. Government. Circumstances could arise in which U.S. government obligations, including U.S. treasury obligations that are backed by the full faith and credit of the U.S. government, experience increased credit risk (including the risk of default) and reduced market liquidity (which may result in such securities becoming less liquid or illiquid). The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers, which would adversely affect investments in U.S. government securities.

Furthermore, with respect to any U.S. Government securities purchased by the Ultra Short Government Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Fund’s shares.

Repurchase Agreements

The Ultra Short Government Fund may invest in repurchase agreements on U.S. Government securities. Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Ultra Short Government Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Ultra Short Government Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Ultra Short Government Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Ultra Short Government Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

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Commercial Paper

The Ultra Short Government Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Ultra Short Government Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s or A-1 (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).

Borrowing

The Ultra Short Government Fund is authorized to borrow money. Borrowing may be considered to be a form of leverage. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Ultra Short Government Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Ultra Short Government Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Investment Company Shares

The Ultra Short Government Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act, which invest substantially all of their assets in U.S. government securities. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Ultra Short Government Fund. To the extent the Ultra Short Government Fund is invested in shares of other investment companies, the Ultra Short Government Fund will incur additional expenses as a result of investing in investment company shares.

Investments in Exchange Traded Funds

The Ultra Short Government Fund may invest in ETFs which invest substantially all of their assets in U.S. government securities. ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs that are based on an index also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index. As a holder of interests in an ETF, the Ultra Short Government Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees. At the same time, the Ultra Short Government Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Ultra Short Government Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.

Bank Obligations

The Ultra Short Government Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. The Ultra Short Government Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.

Illiquid Investments

The Ultra Short Government Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Trust has adopted a liquidity risk management program (“LRMP”) pursuant to which the Funds identify illiquid investments. Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Management Committee, which is comprised of certain operations, compliance, trading, and portfolio management representatives of the Adviser. The Adviser preliminarily identifies illiquid investments based on, among other things, the trading characteristics and market depth of a particular investment.

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Each business day, the Adviser determines the liquidity classifications for the portfolio holdings of the Ultra Short Government Fund pursuant to procedures set forth in the LRMP. The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are highly liquid, moderately liquid, less liquid, and illiquid investments. In making these determinations, the Adviser will consider the relevant market, trading, and investment-specific considerations for a particular investment. Moreover, in making these determinations, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Ultra Short Government Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Adviser must take that determination into account. In addition, the Adviser may also consider the following factors in its determination: (i) the existence of an active market; (ii) whether it is exchange-traded; (iii) frequency of trades or quotes and average daily trading volume; (iv) volatility of trading prices; (v) bid-ask spreads; (vi) whether the asset has a relatively standardized and simple structure; (vii) the maturity and date of issue (as applicable); and (viii) any restrictions on transfer.

When Issued or Forward Commitment Transactions

The Ultra Short Government Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Ultra Short Government Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Ultra Short Government Fund at the time of entering into the transaction. When the Ultra Short Government Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade. This subjects the Ultra Short Government Fund to counterparty credit risk.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Ultra Short Government Fund’s outstanding shares. “Majority” means, the lesser of (a) 67% or more of the Ultra Short Government Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Ultra Short Government Fund’s outstanding shares.

The Ultra Short Government Fund may not:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.
2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3.	Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.
4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.	Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

CYBERSECURITY RISK

For all the Funds, with the use of the Internet and other information technology, including cloud-based technology, in connection with the Funds’ operations, the Funds are subject to significant operational, information security and related risks through cyber security breaches. A breach in cyber security refers to either an intentional or unintentional event that may cause the Funds to lose proprietary information, suffer data corruption and/or lose operational capacity. These types of events may cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security threats may result from unauthorized access to the Funds’ digital information systems, but can also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cyber security threats may cause disruptions to the Funds’ business operations, potentially resulting in, among other things: interference with a Fund’s ability to calculate its NAV, impediments to trading and the inability of Fund shareholders to transact business. Because the Funds work closely with third-party service providers, cyber security breaches at such third-party service providers may subject the Funds to the same risks associated with direct cyber security breaches. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. The development and increasingly widespread adoption of new technologies, including cloud-based services, artificial intelligence and machine learning, may introduce new and evolving cyber security and operational risks that are difficult to anticipate or assess. The same holds for cyber security breaches at any of the issuers of securities in which the Funds may invest. While the Funds have established and implemented risk management and information security systems and software designed to reduce the risks associated with cyber security breaches, there can be no assurance that such measures will succeed.

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RISK RELATED TO MANAGEMENT OF CERTAIN SIMILAR FUNDS

The name, investment objective and policies of certain Funds are similar to other funds advised by the Adviser. The investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of a Fund will be comparable to, any other of the funds. Despite any similarities, these offerings can have important differences that any potential investors should consider and discuss with their investment professionals. To understand the differences and to decide which offering best suits an investor, the investor should review the prospectus, offering document or brochure for the relevant offering and consult their investment professionals. Investment professionals providing advice or recommendations of these offerings are themselves responsible for undertaking appropriate due diligence, considering factors such as cost and complexity and evaluating any offering in relation to reasonably available alternatives under applicable law - all within the broader framework of an investor’s financial circumstances, needs and objectives.

PORTFOLIO TURNOVER

The portfolio turnover rate for all Funds is the ratio of the lesser of annual purchases or sales of securities for the respective Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year. The turnover rate will not be a limiting factor when Weitz Inc. deems portfolio changes appropriate. A higher portfolio turnover rate (one in excess of 100% annually) results in correspondingly greater brokerage commissions being paid and other additional transactional expenses which are borne by the respective Fund and can affect the Fund’s investment performance. Higher portfolio turnover rates may also result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income when shares are held in a taxable account.

The portfolio turnover rates for each of the last two fiscal years for each of the Funds were as follows:

	Fiscal Year Ended March 31,
Fund	2026	2025
Conservative Allocation	18%	25%
Core Plus	16%	11%
Large Cap	10%	31%
Multi Cap	11%	16%
Partners III	18%	25%
Short Duration	41%	39%
Ultra Short Government	111%	3%

      The Ultra Short Government Fund’s portfolio turnover rate increased materially during the most recent fiscal year compared to the prior fiscal year. As market conditions and portfolio management decisions vary over time, portfolio turnover rates may fluctuate in future periods.

MANAGEMENT OF THE FUNDS

Board of Trustees

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust, including overseeing the Trust’s Officers, who actively supervise the day to day operations of the Trust. Each Trustee serves until a successor is elected and qualified or until resignation. Each Officer is elected annually by the Trustees.

A majority of the Trustees of Weitz Funds are independent Trustees within the meaning of the 1940 Act. In addition, the Board has elected an independent Trustee to serve as Chair of the Board. The Trustees exercise all of the rights and responsibilities required by the terms of the Trust’s Declaration of Trust. The address of all Officers, Trustees and Advisory Board members is Blackstone Plaza, 3555 Farnam Street, Suite 800, Omaha, Nebraska 68131.

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The following table sets forth certain information with respect to the Officers and Trustees of the Trust:

Interested Trustees

Wallace R. Weitz (Age: 77)*†

Position(s) Held with Trust: Vice President and Trustee

Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: Vice President

(beginning in 2025) and President (1986-2024),
Weitz Funds; Co-Chief Investment Officer (2017-2025) and

Portfolio Manager, Weitz, Inc.

Number of Portfolios Overseen in Fund Complex: 7

Other Directorships During Past 5 Years: Berkshire Hathaway

Inc., a holding company owning subsidiaries engaged in

numerous diverse business activities (2022 to present); Cable

One, Inc., a cable television, internet and telephone services

Company (2015-present).

Andrew S. Weitz (Age: 46)**†

Position(s) Held with Trust: President and Trustee

Length of Service (Beginning Date): 2018

Principal Occupation(s) During Past 5 Years: President (beginning in 2025) and Vice President (2018-2025), Weitz Funds; Senior Vice President (2023-present), Co-Chief Investment Officer (beginning in 2025), Vice President (2017-2023) and Portfolio Manager, Weitz, Inc.

Number of Portfolios Overseen in Fund Complex: 7

Other Directorships During Past 5 Years: None

* Mr. Wallace R. Weitz is the father of Mr. Drew Weitz, who serves as a Trustee and President of the Trust and who also serves as a Director and Senior Vice President of the Adviser.

**Mr. Drew Weitz is the son of Mr. Wallace Weitz, who serves as a Trustee and Vice President of the Trust and who also serves as Director of the

Adviser.

† Each of Mr. Drew Weitz and Mr. Wallace Weitz is a Director of the Adviser, and as such is considered an “interested person” of the

Trust, as that term is defined in the 1940 Act (an “Interested Trustee”)

Independent Trustees

Lorraine Chang (Age: 76)

Position(s) Held with Trust: Trustee; Chair, Board of
Trustees

Length of Service (Beginning Date): 1997
Principal Occupation(s) During Past 5 Years: Retired

Number of Portfolios Overseen in Fund Complex: 7

Other Directorships During Past 5 Years: None

Steven M. Hill (Age: 61)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): 2022
Principal Occupation(s) During Past 5 Years: Director,

Catholic Cemeteries of the Archdiocese of Omaha (2021

to present); Finance Director, St. Patrick Catholic Church

(2019 to 2021)

Number of Portfolios Overseen in Fund Complex: 7

Other Directorships During Past 5 Years: None

Alison L. Maloy, CPA (Age: 47)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): 2022

Principal Occupation(s) During Past 5 Years: Accounting

Instructor, Creighton University

Number of Portfolios Overseen in Fund Complex: 7

Other Directorships During Past 5 Years: None

Elizabeth L. Sylvester (Age: 42)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): 2022
Principal Occupation(s) During Past 5 Years: Director,

Castlelake, a private equity firm

Number of Portfolios Overseen in Fund Complex: 7

Other Directorships During Past 5 Years: None

Dana E. Washington (Age: 54)

Positions(s) Held with Trust: Trustee

Length of Service (Beginning Date): 2022

Principal Occupation(s) During Past 5 Years:

Executive Vice President and General Counsel, Father

Flanagan’s Boys Home, a youth care and health care

services organization

Number of Portfolios Overseen in Fund Complex: 7

Other Directorships During Past 5 Years: None

Justin B. Wender (Age: 57)

Position(s) Held with Trust: Trustee

Length of Service (Beginning Date): 2009

Principal Occupation(s) During Past 5 Years: Managing Partner, Stella Point Capital, LP, a private equity firm

Number of Portfolios Overseen in Fund Complex: 7

Other Directorships During Past 5 Years: International

Money Express, Inc., an international money transfer

Company (2017-2024)

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Officers

Shar M. Bennett (Age 52)

Position(s) Held with Trust: Vice President and Assistant

Treasurer

Length of Service (Beginning Date): 2018

Principal Occupation(s) During Past 5 Years: Vice President and

Assistant Treasurer, Weitz Funds; Chief Financial Officer and

Treasurer (2024 to present), Senior Vice President (2023 to

present), Director of Finance and Operations and Assistant

Treasurer (2021 to 2024) and Vice President, Director of Fund

Administration (2018 to 2021), Weitz, Inc.

James J. Boyne (Age: 60)

Position(s) Held with Trust: Vice President and Treasurer Length of Service (Beginning Date): 2018

Principal Occupation(s) During Past 5 Years: Vice President
and Treasurer, Weitz Funds; President, Treasurer (2018 to

2024) and Assistant Treasurer (2024 to present), Weitz,

Inc.

Thomas D. Carney (Age: 62)

Position(s) Held with Trust: Vice President

Length of Service (Beginning Date): 2015

Principal Occupation(s) During Past 5 Years: Vice
President, Weitz Funds; Co-Head of Fixed

Income (2022 to present) and Portfolio Manager,

Weitz, Inc.

John R. Detisch (Age: 61)

Position(s) Held with Trust: Vice President, General Counsel, Secretary and Chief Compliance Officer

Length of Service (Beginning Date): 2011

Principal Occupation(s) During Past 5 Years: Vice

President, General Counsel and Chief Compliance Officer,

Weitz Funds; Vice President, General

Counsel, Secretary and Chief Compliance Officer, Weitz,

Inc.

Bradley P. Hinton (Age: 58)

Position(s) Held with Trust: Vice President

Length of Service (Beginning Date): 2006

Principal Occupation(s) During Past 5 Years: Vice President,
Weitz Funds; Co-Chief Investment Officer, Executive Vice

President (2023 to present) and Portfolio Manager, Weitz, Inc.

Compensation Table

The table below includes certain information with respect to compensation of the Trustees of the Trust then in office for the fiscal year ended March 31, 2026. Compensation of the Officers of the Trust is paid by Weitz Inc.

Name of Trustee	Aggregate Compensation From Weitz Funds	Total Compensation From Fund Complex
Lorraine Chang[1]	$102,000	$102,000
Steven M. Hill	$85,000	$85,000
Alison L. Maloy[2]	$92,000	$92,000
Elizabeth L. Sylvester	$85,000	$85,000
Dana E. Washington	$85,000	$85,000
Andrew (Drew) S. Weitz[3]	N/A	N/A
Wallace R. Weitz[3]	N/A	N/A
Justin B. Wender	$85,000	$85,000

1. Ms. Chang receives additional annual compensation in connection with her service as Chair of the Board.

2. Ms. Maloy receives additional annual compensation in connection with her service as Chair of the Audit Committee.

3. As Trustees who are also Officers of the investment adviser to the Funds, Mr. Wallace Weitz and Mr. Drew Weitz receive no compensation for their services as a Trustee.

Ownership of Fund Shares by Trustees

The following table provides the range of ownership by the Trustees of shares of Weitz Funds as of December 31, 2025.

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Interested Trustees

Name of Trustee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Wallace R. Weitz

Conservative Allocation Fund: Over $100,000

Core Plus Fund: Over $100,000

Large Cap Fund: Over $100,000

Multi Cap Fund: Over $100,000

Partners III Fund:       Over $100,000

Short Duration Fund:       Over $100,000

Ultra Short Government:       Over $100,000

Over $100,000
Andrew S. Weitz

Conservative Allocation Fund: $50,001 - $100,000

Core Plus Fund: Over $100,000

Large Cap Fund: Over $100,000

Multi Cap Fund: Over $100,000

Partners III Fund:       Over $100,000

Short Duration Fund $1 - $10,000

Ultra Short Government:       Over $100,000

Over $100,000

Independent Trustees

Name of Trustee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Lorraine Chang	Conservative Allocation Fund: Over $100,000 Multi Cap Fund: Over $100,000	Over $100,000
Steven M. Hill	Conservative Allocation Fund: $10,001 - $50,000 Core Plus Fund: $10,001 - $50,000 Large Cap Fund: $10,001 - $50,000 Multi Cap Fund $10,001 - $50,000 Partners III Fund: $10,001 - $50,000	Over $100,000
Alison L. Maloy	Conservative Allocation Fund: $1 - $10,000 Core Plus Fund: $1 - $10,000 Large Cap Fund $1 - $10,000 Multi Cap Fund: $1 - $10,000 Short Duration Fund $1 - $10,000 Partners III Fund: $1 - $10,000	$10,001 - $50,000
Elizabeth L. Sylvester	Large Cap Fund $10,001 - $50,000 Multi Cap Fund: $10,001 - $50,000 Partners III Fund: $10,001 - $50,000	$50,001 - $100,000
Dana E. Washington	Large Cap Fund $1-$10,000 Multi Cap Fund $1-$10,000 Conservative Allocation Fund: $1-$10,000 Partners III Fund: $10,001- $50,000	$10,001 - $50,000
Justin B. Wender	Core Plus Fund: Over $100,000 Partners III Fund: Over $100,000	Over $100,000

Other Information Concerning the Board of Trustees

Board Leadership Structure

Lorraine Chang, who is an Independent Trustee, serves as the Chair of the Board and, in this role, oversees the functioning of the Board’s activities and acts as a liaison between the Board, management and legal counsel to the Funds. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. The Board has designated a number of standing committees, as further discussed below, each of which has a Chair. The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight. In making its determination regarding the appropriateness of its leadership structure, the Board considered the size of the Board, the number of Funds in the Trust and the level of assets in the Funds, the investment strategies utilized by the Adviser with respect to each of the Funds, the background, skills and experience of each of the Board members and the mutual fund governance standards applicable to registered investment companies such as the Trust.

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Trustee Qualifications

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table below, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Lorraine Chang – As a retired management consultant, Ms. Chang has experience with business, financial and regulatory matters. She also has had long-standing service as a Trustee of the Board and currently serves as Chair of the Board.

Steven M. Hill – As a retired executive for various investment management companies and investment advisory firms, Mr. Hill has extensive experience with the investment management industry, including experience and background in the auditing of investment management companies, and experience with business, financial and regulatory matters.

Alison L. Maloy – As a certified public accountant with extensive experience in the accounting industry, Ms. Maloy has experience and background in the auditing of operating companies and in business, financial and regulatory matters.

Elizabeth L. Sylvester – As a current executive in the private equity field and previously an executive with financial services and wealth management firms, Ms. Sylvester has extensive experience with business, financial and regulatory matters.

Dana E. Washington - As the current Executive Vice President and General Counsel for a youth care and health care services organization and previously as an Assistant General Counsel of a large insurance company, Ms. Washington has extensive experience with business and regulatory matters.

Justin B. Wender – As an executive in the private equity field, Mr. Wender has experience with business, financial and regulatory matters. Mr. Wender also has experience serving as a board member on various public and privately-held firms.

Andrew S. Weitz – As a Senior Vice President, Co-Chief Investment Officer, Portfolio Manager and Director with the Adviser, Mr. Drew Weitz has extensive experience in the management and operation of investment companies. He also has had longstanding service as an officer of the Trust.

Wallace R. Weitz – As the founder, Co-Chief Investment Officer, a Portfolio Manager and a Director with the Adviser, Mr. Wally Weitz has extensive experience in the management and operation of registered investment companies. He also has had long-standing service as a Trustee of the Trust.

      Board Oversight of Risk Management

The Funds are subject to various risks including, among others, investment, financial, compliance, valuation and operational risks. Day-to-day risk management functions are included within the responsibilities of the Adviser and other service providers who carry out the Funds’ investment management and business affairs. The Adviser and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board has not established a standing risk oversight committee. Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Adviser, the Funds’ Chief Compliance Officer (“CCO”) and from legal counsel. The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust. In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures and applicable regulatory requirements. The CCO also regularly provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.

Board Committees

The Board has established an Audit Committee, a Corporate Governance Committee and a Valuation Committee, all of which are composed solely of all of the independent Trustees of the Trust. The Audit Committee reviews the audit plan and results of audits, pre-approves certain fees and generally monitors the performance of the Funds’ independent certified public accountants. During the fiscal year ended March 31, 2026, the Audit Committee met two times.

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The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent trustee membership on the Board of Trustees and evaluating candidates’ qualifications for Board membership and their independence from Weitz Inc. The Committee will consider nominees recommended by shareholders of the Funds. Any such recommendations must be submitted in writing to Weitz Funds, Blackstone Plaza, 3555 Farnam Street, Suite 800, Omaha, Nebraska 68131, Attention: John Detisch, Secretary. During the fiscal year ended March 31, 2026, the Corporate Governance Committee met two times.

The Valuation Committee oversees Weitz Inc., as the Board’s valuation designee, as it relates to the valuation of portfolio securities. During the fiscal year ended March 31, 2026, the Valuation Committee met four times.

Proxy Voting Policy

The Trust has delegated proxy voting decisions on securities held in the Trust’s portfolios to Weitz Inc. Weitz Inc. has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of, the Trust’s shareholders, as determined by the Adviser in good faith, subject to any restrictions or directions of the Trust. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interest of its clients. The Board of Trustees of the Trust has approved the Proxy Voting Policies.

On certain routine proposals (such as those which do not change the structures, bylaws or operations of a company), Weitz Inc. will generally vote in the manner recommended by management. Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis. An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted. With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to Weitz Inc.’s Co-Chief Investment Officers, who in turn may solicit input from other Weitz Inc. investment analysts and portfolio managers, and from Weitz Inc.’s CCO, before the Co-Chief Investment Officers make the final determination as to how to vote the proxy in the best economic interests of the client.

In certain circumstances where, for example, restrictions on ownership of a particular security beyond Weitz Inc.’s control make it impossible for Weitz Inc. to acquire as large a position in that security as Weitz Inc. determines is in the best interests of its clients, Weitz Inc. may, from time to time, enter into a voting agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer’s proxies. Weitz Inc. will enter into such agreements only when it determines that it is in the best interests of the client to do so. Any such agreement will provide that any shares subject to the agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.

If Weitz Inc. determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Trust, Weitz Inc. will disclose such conflict of interest to the Corporate Governance Committee of the Board of Trustees and do one of the following (i) obtain the consent of such committee before voting the proxy; (ii) delegate the responsibility for voting the particular proxy to such committee; (iii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iv) abstain from voting the proxy. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year is available: (1) on the Funds’ website, weitzinvestments.com and (2) on the SEC’s website, sec.gov.

Portfolio Management

Portfolio Managers

For the Conservative Allocation Fund, the Co-Portfolio Managers are Bradley P. Hinton and Nolan P. Anderson. For the Core Plus Fund, the Co-Portfolio Managers are Thomas D. Carney and Nolan P. Anderson. For the Large Cap Fund, the Co-Portfolio Managers are Bradley P. Hinton and Nathan F. Ritz. For the Multi Cap Fund, the Co-Portfolio Managers are Wallace R. Weitz and Andrew S. Weitz. For the Partners III Fund, the Co-Portfolio Managers are Wallace R. Weitz and Andrew S. Weitz. For the Short Duration Fund, the Co-Portfolio Managers are Thomas D. Carney and Nolan P. Anderson. For the Ultra Short Government Fund, the Co-Portfolio Managers are Thomas D. Carney and Nolan P. Anderson.

The following table lists the number and types of other accounts managed by each individual portfolio manager and assets under management in those accounts as of March 31, 2026.

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Portfolio Manager[1]	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Wallace R. Weitz	0	N/A	0	N/A	0	N/A	N/A
Nolan P. Anderson	3†	$179.1	0	N/A	0	N/A	$179.1
Thomas D. Carney	3†	$179.1	0	N/A	0	N/A	$179.1
Bradley P. Hinton	0	N/A	0	N/A	1*	$31.3	$31.3
Andrew S. Weitz	0	N/A	0	N/A	1	$9.3	$9.3
Nathan F. Ritz	0	N/A	0	N/A	1*	$31.3	$31.3

* Mr. Hinton and Mr. Ritz co-manage the one account.

† Mr. Anderson and Mr. Carney co-manage the three accounts.

1 There are no performance-based fees.

Portfolio Manager Conflicts of Interest

As indicated in the table above, portfolio managers at Weitz Inc. may manage accounts for multiple clients. In addition, portfolio managers may manage other types of pooled accounts (such as a private investment fund) and/or separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers at Weitz Inc. make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Weitz Inc. does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Weitz Inc. seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Weitz Inc. may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

To the extent that trade orders are aggregated, conflicts may arise when aggregating and/or allocating aggregated trades. Weitz Inc. may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Weitz Inc. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. Weitz Inc. monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Weitz Inc.’s Code of Ethics.

Portfolio Managers at Weitz, Inc. may serve on the board(s) of public companies where they, from time to time, will have access to material, non-public information ("MNPI"). Weitz Inc. has instituted policies and procedures to ensure that these Portfolio Managers will not be able to utilize MNPI for their own benefit or for any of the accounts they manage.

Portfolio Manager Compensation

Portfolio manager compensation is comprised of fixed salary and bonus. Compensation is not linked to any specific factors, such as a Fund’s performance, asset level or cash flows, but is based upon evaluation of an individual’s overall contribution to the research and portfolio management processes. Although amounts available for portfolio manager bonuses may be affected by the profits of Weitz Inc., bonuses are generally based upon a subjective evaluation of the individual’s overall contribution to the success of Weitz Inc. In addition, all of the portfolio managers are shareholders of Weitz Inc. and therefore, derive a portion of their compensation from their respective share of the firm’s profits.

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Portfolio Manager Fund Ownership

The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Fund(s) they manage as of March 31, 2026 is as follows:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Nolan P. Anderson	Core Plus Fund	$100,001 - $500,000
Thomas D. Carney `	Core Plus Fund Short Duration Fund Ultra Short Government Fund	$500,001-$1,000,000 $100,001 - $500,000 $100,001 - $500,000
Bradley P. Hinton	Conservative Allocation Fund Large Cap Fund	Over $1,000,000 Over $1,000,000
Nathan F. Ritz	Large Cap Fund	$100,001 - $500,000
Andrew S. Weitz	Multi Cap Fund Partners III Fund	Over $1,000,000 Over $1,000,000
Wallace R. Weitz	Multi Cap Fund Partners III Fund	Over $1,000,000 Over $1,000,000

Disclosure of Fund Portfolio Holdings

The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Funds’ portfolio securities. In order to protect the confidentiality of the Funds’ portfolio holdings, non-public information regarding those holdings may not, as a general matter, be disclosed except: (a) to service providers that require such information in the course of performing their duties (such as the Funds’ investment adviser, etc.) and that are subject to a duty of confidentiality and (b) to entities that have a legitimate business purpose in receiving such information, such as mutual fund evaluation services as well as due diligence departments of financial services firms including broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes of such funds, provided that such entities have entered into a confidentiality agreement with the Funds. The Funds make certain portfolio holdings information publicly available on its website, weitzinvestments.com on a quarterly basis. The Funds also make certain portfolio holdings information publicly available through Form N-CSR and Form N-PORT filings made with the SEC. Note that under the relevant Fund policies and procedures, non-specific or summary information is not considered portfolio holdings whose disclosure must be restricted. As may be permitted by the Trust’s policies and procedures, the Funds’ portfolio managers may also make additional public disclosures of portfolio holdings information from time to time.

Whenever portfolio holdings disclosure made pursuant to the Funds’ procedures involves a conflict of interest between the Funds’ shareholders and the Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the Trust’s policies and procedures regarding disclosure of portfolio holdings information may only be made with the consent of the Trust’s CCO upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting. Any amendments to these policies and procedures must be approved and adopted by the Trust’s Board of Trustees.

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All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (a) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (b) the recipient of the non-public portfolio holdings information (i) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (ii) will implement appropriate monitoring procedures; and (c) upon written request from Weitz Inc. or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Funds may rely on the confidentiality provisions of existing agreements provided that the Trust’s CCO has determined that such provisions adequately protect the Funds against disclosure or misuse of non-public holdings information.

PRINCIPAL HOLDERS OF SECURITIES

As of July 7, 2026 the Officers and Trustees of the Trust collectively owned the amounts of each Fund (and Class of Fund) set forth below. Also as of that date, the following persons owned 5% or more of a Fund (and Class of Fund).

Conservative Allocation Fund—Institutional Class The Officers and Trustees of the Trust collectively owned 4,721,045.82 shares or 55.53%of the Conservative Allocation Fund’s outstanding Institutional Class shares.

Name and Address	Shares	Percent Owned
Wallace R. Weitz* Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	4,233,260.85	49.80%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	869,881.05	10.23%
Customers of LPL Financial 4707 Executive Drive San Diego, CA 92121	571,564.06	6.72%

 Conservative Allocation Fund—Investor Class The Officers and Trustees of the Trust collectively owned 2,062.17 shares or 0.12% of the Conservative Allocation Fund’s outstanding Investor Class shares.

Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	299,617.94	17.13%
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	225,098.44	12.87%

Core Plus Fund—Institutional Class The Officers and Trustees of the Trust collectively owned 937,931.33 shares or 0.23% of the Core Plus Fund’s outstanding Institutional Class shares.

Name and Address	Shares	Percent Owned
Customers of National Financial Services Corp.* 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	103,109,001.32	25.57%
Customers of Ameriprise Financial Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	88,570,000.05	21.97%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	68,989,990.79	17.11%
Customers of LPL Financial 4707 Executive Drive San Diego, CA 92121	49,382,150.92	12.25%
Customers of Raymond James and Associates 880 Carillon Parkway Saint Petersburg, FL 33716	42,297,927.52	10.49%
Customers of Pershing LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399	29,441,464.17	7.30%

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Core Plus Fund—Investor Class The Officers and Trustees of the Trust collectively owned 3,118.56 shares or 0.01% of the Core Plus Fund’s outstanding Investor Class shares.

Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc.*
211 Main Street
San Francisco, CA 94105-1905	22,611,933.95	50.17%
Customers of National Financial Services Corp.*
499 Washington Boulevard, 5th Floor
Jersey City, NJ 07310-2010	20,838,933.33	46.24%

 Large Cap Fund—Institutional Class The Officers and Trustees of the Trust collectively owned 724,670.63 shares or 12.13% of the Large Cap Fund’s outstanding Institutional Class shares.

Name and Address	Shares	Percent Owned
Wallace R. Weitz Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	567,742.64	9.50%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	363,226.52	6.08%

Large Cap Fund—Investor Class The Officers and Trustees of the Trust collectively owned 2,083.92 shares or 0.02% of the Large Cap Fund’s outstanding Investor Class shares.

Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	2,091,541.72	22.72%
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	1,288,991.27	14.00%

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Multi Cap Fund—Institutional Class The Officers and Trustees of the Trust collectively owned 3,392,094.75 shares or 34.20% of the Multi Cap Fund’s outstanding Institutional Class shares.

Name and Address	Shares	Percent Owned
Wallace R. Weitz* Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	2,528,409.65	25.49%
Andrew S. Weitz Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	778,012.34	7.84%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	528,436.46	5.32%

Multi Cap Fund—Investor Class The Officers and Trustees of the Trust collectively owned 2,973.87 shares or 0.05% of the Multi Cap Fund’s outstanding Investor Class shares.

Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	1,591,741.10	25.82%
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	1,090,324.37	17.68%

Partners III Fund—Institutional Class The Officers and Trustees of the Trust collectively owned 15,999,195.66 shares or 63.17% of the Partners III Fund’s outstanding Institutional Class shares.

Name and Address	Shares	Percent Owned
Wallace R. Weitz* Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	15,281,839.86	60.33%

Partners III Fund—Investor Class The Officers and Trustees of the Trust collectively owned 7,280.93 shares or 1.08% of the Partners III Fund’s outstanding Investor Class shares.

Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	437,324.67	64.60%
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	35,025.89	5.17%

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Short Duration Fund—Institutional Class The Officers and Trustees of the Trust collectively owned 87,310.55 shares or 0.07% of the Short Duration Fund’s outstanding Institutional Class shares.

Name and Address	Class Shares	Percent Owned
Customers of National Financial Services Corp.* 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	37,755,965.26	29.91%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	30,405,832.47	24.09%
Customers of Ameriprise Financial Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402-2405	18,684,234.37	14.80%
Customers of Pershing LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399	21,036,631.51	16.67%
Customers of LPL Financial 4707 Executive Drive San Diego, CA 92121	7,243,898.08	5.74%

Short Duration Fund—Investor Class The Officers and Trustees of the Trust did not own any shares of the Short Duration Fund’s outstanding Investor Class shares.

Name and Address	Class Shares	Percent Owned
Customers of National Financial Services Corp.* 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	1,533,378.96	59.52%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	459,356.25	17.83%
Customers of Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	174,372.75	6.77%
Customers of Pershing LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399	132,211.82	5.13%

Ultra Short Government Fund —Institutional Class The Officers and Trustees of the Trust collectively owned 3,164,530.07 shares or 27.10% of the Ultra Short Government Fund’s outstanding Institutional Class shares.

Name and Address	Shares	Percent Owned
The Sherwood Foundation 808 Conagra Drive, Suite 200 Omaha, NE 68102-5025	2,781,982.08	23.82%
Wallace R Weitz Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	2,478,605.45	21.22%
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	1,043,184.38	8.93%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	808,062.58	6.92%
Andrew S. Weitz Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	617,072.97	5.28%

* A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for their consideration and approval.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Weitz Inc., a Nebraska corporation whose stock is owned primarily by Andrew S. Weitz, is the investment adviser for each of the Funds.

Weitz Inc. is entitled to a monthly advisory fee from the Conservative Allocation Fund equal on an annual basis to 0.60% of the Conservative Allocation Fund’s average daily net assets.

Weitz Inc. is entitled to a monthly advisory fee from the Core Plus Fund equal on an annual basis to 0.40% of the Core Plus Fund’s average daily net assets.

Weitz Inc. is entitled to a monthly advisory fee from the Large Cap Fund equal on an annual basis with the following schedule:

Average Daily Net Asset Break Points

Greater Than	Less Than or Equal To	Rate
$0	$5,000,000,000	0.75%
5,000,000,000		0.70%

Weitz Inc. is entitled to a monthly advisory fee from the Multi Cap Fund equal on an annual basis with the following schedule:

Average Daily Net Asset Break Points

Greater Than	Less Than or Equal To	Rate
$0	$5,000,000,000	0.75%
5,000,000,000		0.70%

Weitz Inc. is entitled to a monthly advisory fee from the Partners III Fund equal on an annual basis with the following schedule:

Average Daily Net Asset Break Points

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

Weitz Inc. is entitled to a monthly advisory fee from the Short Duration Fund equal on an annual basis to .40% of the Short Duration Fund’s average daily net assets.

Weitz Inc. is entitled to a monthly advisory fee from the Ultra Short Fund equal on an annual basis to 0.30% of the Ultra Short Fund’s average daily net assets.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Conservative Allocation Fund or to pay directly a portion of the Conservative Allocation Fund’s expenses to the extent that the Conservative Allocation Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.70% and 0.85% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Core Plus Fund or to pay directly a portion of the Core Plus Fund’s expenses to the extent that the Core Plus Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.45% and 0.65% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Large Cap Fund or to pay directly a portion of the Large Cap Fund’s expenses to the extent that the Large Cap Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.89% and 1.09% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

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Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Multi Cap Fund or to pay directly a portion of the Multi Cap Fund’s expenses to the extent that the Multi Cap Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.89% and 1.09% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Short Duration Fund or to pay directly a portion of the Short Duration Fund’s expenses to the extent that the Short Duration Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.45% and 0.65% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.

Through July 31, 2027, Weitz Inc. has agreed in writing to reimburse the Ultra Short Government Fund or to pay directly a portion of the Ultra Short Government Fund’s Institutional Class’s expenses to the extent that the Ultra Short Government Fund’s Institutional Class’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.32% of the Ultra Short Government Fund’s Institutional Class’s annual average daily net assets.

In addition to the aforementioned expense reimbursements, Weitz Inc. may voluntarily waive all or a portion of its fees for any Fund from time to time. Weitz Inc. may discontinue or modify any such voluntary waiver at any time without notice.

The total investment advisory fees paid for each of the last three fiscal years were as follows:

	Fiscal Year Ended March 31,
Fund	2026	2025	2024
Conservative Allocation(a)	$1,320,348	$1,428,649	$1,324,449
Core Plus(b)	14,953,377	10,054,795	4,323,568
Large Cap	5,938,274	6,951,370	6,393,503
Multi Cap	4,136,855	4,311,283	4,040,277
Partners III	3,854,504	4,249,397	4,191,135
Short Duration(d)	5,129,813	3,862,762	3,216,476
Ultra Short Government(e)	364,092	470,024	427,053

(a) After the investment adviser waived fees, the Conservative Allocation Fund paid advisory fees of $1,320,348, $1,428,649 and $1,324,449 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

(b) After the investment adviser waived fees, the Core Plus Fund paid advisory fees of $14,953,377, $10,054,795 and $4,323,568 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

(d) After the investment adviser waived fees, the Short Duration Fund paid advisory fees of $5,129,813, $3,862,762 and $3,216,476 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

(e) After the investment adviser waived fees, the Ultra Short Government Fund paid advisory fees of $364,092, $470,024 and $427,053 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

Weitz Inc. is responsible for selecting the securities for each Fund. In addition, Weitz Inc. also provides certain management and other personnel to the Funds. Weitz Inc. also pays any sales or promotional costs incurred in connection with the sale of the Funds’ shares.

The Trust pays all expenses of operations not specifically assumed by Weitz Inc. Such costs include, without limitation: costs and expenses related to custodial, administrative (and sub-administrative) and transfer agent services; fees of legal counsel and independent public accountants; compensation of trustees (other than those who are also officers of Weitz Inc.); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Trust; and expenses of complying with federal, state and other laws. Such expenses will be charged to the particular Fund for which such items were incurred, but if such items are not directly related to any particular Fund, then they will be allocated among the Funds based upon the relative net assets of each Fund. In addition, each Fund pays all expenses directly attributable to it.

The investment advisory agreements provide that neither Weitz Inc. nor any of its officers or trustees, agents or employees will have any liability to the Trust or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreements. The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the investment advisory agreements waives or limits any rights under such laws. Weitz Inc. has contractually retained all rights to use the name “Weitz” by the Funds and the Trust. If the Funds were to contract with another investment adviser, the Funds could be required to change their names.

Administrator

      Weitz Inc. also serves as the Trust’s administrator. In that role, Weitz Inc. oversees and coordinates the activities of other service providers, and provides administrative services to the Funds pursuant to a Business Administration Agreement, which provides that the Funds will pay Weitz Inc. a monthly fee as set forth below. Services provided under the Business Administration Agreement include, without limitation, supervising all aspects of the management and operation of the Trust, which includes monitoring the Trust’s relationships with third-party services providers retained by the Trust, monitoring the Trust’s compliance with provisions of, and regulation under the 1940 Act, coordinating audit examinations by outside auditors, and providing officers of the Trust that are deemed necessary for carrying out the executive functions of the Trust.

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Effective July 31, 2024, the Business Administration Agreement provides that Weitz Inc., as the Trust’s administrator, is entitled to receive 0.05% of the average daily net assets of each Fund, computed daily and payable monthly. Prior to July 31, 2024, the fee under the Business Administration Agreement payable to Weitz Inc., as the Trust’s administrator, was 0.03% of the average daily net assets of each Fund.

For each of the last three years, the total administrative fees paid to Weitz Inc. under the Business Administration Agreement (which are paid at the Fund level) were as follows:

	Fiscal Year Ended March 31,
Fund	2026	2025	2024
Conservative Allocation(a)	$110,029	$103,435	$66,225
Core Plus(b)	1,869,172	1,126,564	324,276
Large Cap	395,885	403,267	255,750
Multi Cap	275,790	250,477	161,618
Partners III	192,725	185,146	125,739
Short Duration(d)	641,227	423,623	241,246
Ultra Short Government(e)	60,682	66,225	42,706

(a) After Weitz Inc. waived fees (see Investment Adviser), the Conservative Allocation Fund paid administrative fees of $0, $0 and $0 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

(b) After Weitz Inc. waived fees (see Investment Adviser), the Core Plus Fund paid administrative fees of $318,852, $0 and $0 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

(d) After Weitz Inc. waived fees (see Investment Adviser), the Short Duration Fund paid administrative fees of $7,769, $0 and $0 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

(e) After Weitz Inc. waived fees (see Investment Adviser), Ultra Short Government Fund paid administrative fees of $0, $0 and $0 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

Distributor, Distribution and Administrative Servicing Fees

Weitz Securities, Inc., a Nebraska corporation (the “Distributor”) wholly owned by Weitz Investment Management, Inc., distributes the shares of the Funds on a continuous basis for all the Funds. For all the Funds, the Distributor provides distribution services without compensation deducted from the net assets of the Funds.

None of the Funds impose sale charges nor make any 12b-1 payments to financial intermediaries. The Funds have adopted an Administrative Services Plan for Investor Class shares (the “Plan”) under which the Funds may pay administrative servicing fees to the Adviser and to financial institutions which may include banks, broker-dealers, trust companies and other similar types of financial intermediaries (collectively, “Service Organizations”), for providing various administrative services to shareholders serviced by the financial institutions. The services provided to Investor Class shareholders under the Plan may include, but are not limited to: (i) providing or arranging for the provision of transfer agency services or sub-transfer agency services to shareholders and assisting in establishing and maintaining shareholder accounts and records; (ii) aggregating and processing purchase and redemption orders; (iii) providing shareholders with statements showing their positions in the Funds; (iv) processing dividend payments; (v) providing or arranging for the provision of sub-accounting services in connection with shares of the Funds; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to shareholders; (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of the Funds; (viii) answering customer inquiries of a general nature regarding the Funds; (ix) assisting customers in changing account options, account designations, and account addresses; (x) crediting distributions from the Funds to shareholder accounts; and (xi) providing such other non-distribution related administrative services as may be reasonably requested and which are deemed necessary and beneficial to shareholders.

With respect to the Investor Class shares, the fees payable under the Plan are the sum of:

(1)	An annual fee, paid monthly, equal to: (a) $25 for each open Investor Class account maintained on the transfer agent system of the Fund’s third-party transfer agent, plus (b) 0.04% of the sum of the Fund’s daily average net assets of such Investor Class accounts; and

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(2)	A monthly reimbursement payable to the Adviser for the amount of administrative servicing related fees paid by the Adviser to Service Organizations that have provided administrative services of the type described above to Investor Class shareholders, subject to a limit of: 0.25% of the sum of the Fund’s average net assets of Investor Class shares held through such Service Organizations;

Provided, however, that for each Fund, the minimum annual fee payable under the Plan for Investor Class Shares shall be $10,000.

Prior to July 31, 2024, the Institutional Class shares were subject to an Administrative Services Plan for Institutional Class shares which provided for the Institutional Class shares to receive similar types of administrative services as those provided to Investor Class shares pursuant to the terms of the Administrative Services Plan for Investor Class shares. The Administrative Services Plan for Institutional Class shares terminated effective as of July 31, 2024. Subsequent to the termination of the Administrative Services Plan for Institutional Class shares, the Adviser has continued to provide (and/or pay financial intermediaries for providing) from its own resources all of the same types of services for Institutional Class shares that were previously eligible to be compensated in accordance with the terms of the Administrative Services Plan for Institutional Class shares.

      The total fees paid by the Funds under each of the Administrative Services Plans for Institutional Class shares and Investor Class shares for each of the last three fiscal years were as follows:

	Fiscal Year Ended March 31,
Fund	2026	2025	2024
Conservative Allocation
—Institutional Class(a)	─	$28,696*	$59,611
—Investor Class(a)	$85,101	96,930	94,879
Core Plus
—Institutional Class(b)	─	601,161*	629,541
—Investor Class(b)	1,322,072	1,001,471	489,240
Large Cap
—Institutional Class	─	26,552*	63,905
—Investor Class	778,402	893,053	841,871
Multi Cap
—Institutional Class	─	21,704*	52,520
—Investor Class	387,883	414,901	411,040
Partners III
—Institutional Class	─	24,664*	75,648
—Investor Class	14,984	13,682	13,236
Short Duration
—Institutional Class(d)	─	323,917*	713,473
—Investor Class(d)	80,846	81,932	79,428
Ultra Short Government —Institutional Class (e)	─	36,019*	67,492

* Amounts paid for the fiscal year ended March 31, 2025 for the Administrative Services Plan for Institutional Class shares reflect fees through July 31, 2024.

(a) After Weitz Inc. waived fees (see Investment Adviser), the Conservative Allocation Fund—Institutional Class paid administrative servicing fees of $0 and $0 for the fiscal years ended March 31, 2025, and 2024, respectively, and the Conservative Allocation Fund—Investor Class paid administrative servicing fees of $29,962, $41,254 and $35,309 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

(b) After Weitz Inc. waived fees (see Investment Adviser), the Core Plus Fund—Institutional Class paid administrative servicing fees of $56,983 and $0 for the fiscal years ended March 31, 2025 and 2024, respectively, and the Core Plus Fund—Investor Class paid administrative servicing fees of $924,392, $593,515 and $110,020 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

(d) After Weitz Inc. waived fees (see Investment Adviser), the Short Duration Fund—Institutional Class paid administrative servicing fees of $0 and $0 for the fiscal years ended March 31, 2025 and 2024, respectively, and the Short Duration Fund—Investor Class paid administrative servicing fees of $27,207, $19,856 and $0 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

(e) After Weitz Inc. waived fees (see Investment Adviser), the Ultra Short Government Fund paid administrative servicing fees of $0, $0 and $0 for the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

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Securities Lending Agent

The Trust, effective April 1, 2026, entered into the Lending Agreement with Mitsubishi whereby Mitsubishi serves as the Funds’ securities lending agent and facilitates the Funds’ securities lending program. Under the terms of the Lending Agreement, each Fund may lend securities to approved borrowers in exchange for collateral in the amount of at least 100% of the market value of U.S. Government securities loaned, 102% of the market value of domestic securities and foreign securities denominated in the same currency as the collateral loaned, and 105% of the market value of foreign securities not denominated in the same currency as the collateral loaned. Each loan will be secured continuously by collateral in the form of cash or U.S. Government securities. During the term of the loan, the Funds will receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Lending Agreement. Realized income from the program, calculated net of rebates paid to borrowers and other charges, is apportioned between the Funds and Mitsubishi in accordance with the Lending Agreement.

Under the Lending Agreement, the Funds pay fees in connection with the securities lending program based on a revenue split of Realized Income between the Funds and Mitsubishi. In its role as securities lending agent, Mitsubishi (1) negotiates rebates and/or lending fees with borrowers, (2) collects from borrowers the cash or securities that will serve as collateral for any securities loaned, (3) enters into and signs, as agent for the Funds, any relevant agreement as required for the investment of collateral, (4) holds in custody, or enters into an agreement with a third party custodian that will hold in custody, any and all collateral delivered by borrowers in respect of any loaned securities, (5) invests, on the Funds’ behalf, all cash collateral delivered by borrowers in respect of any loaned securities in accordance with the investment guidelines contained in the Lending Agreement, (6) performs daily “mark-to-market” valuations of loaned securities relative to collateral and requests or returns collateral as required, (7) collects any interest, dividends or other distributions or other payments on any loaned securities, and (8) may terminate any lending transaction in its sole discretion, and shall terminate any lending transaction upon receipt of a valid recall notice from the Funds.

For the fiscal year ended March 31, 2026, the income, fees and compensation related to the Trust’s securities lending activities of each Fund are set forth below. This data reflects the period during which Citibank, N.A., served as the Funds’ securities lending agent. Prior to April 1, 2026, the Fund was a party to the Global Securities Lending Agency Agreement with Citibank N.A., which served as the Funds’ securities lending agent.

	Conservative Allocation	Core Plus	Large Cap	Multi Cap	Partners III	Short Duration	Ultra Short Government
Gross Income from Securities Lending Activity	$1,708	$132,873	$2,903	$4,427	$3,438	$3,398	N/A
Fees Paid to Securities Lending Agent from Revenue Split	$342	$26,334	$581	$885	$574	$665	N/A
Rebate (Paid to Borrower)	$0	$0	$0	$0	$0	$0	N/A
Aggregate Fees and/or Compensation for Securities Lending Activities	$342	$26,334	$581	$885	$574	$665	N/A
Net Income from Securities Lending Activities	$1,366	$106,539	$2,322	$3,542	$2,864	$2,733	N/A

A Fund does not pay any separate cash collateral management services fees, administrative fees, fees for indemnification or other fees not reflected above for securities lending activities. Earnings from the investment of cash collateral received by Citibank as the securities lending agent are included in the revenue split.

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Transfer Agent

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (“Ultimus”) is the transfer agent for Weitz Funds. Pursuant to the Master Services Agreement entered into between the Funds and Ultimus, Ultimus provides customary transfer agency services to the Funds. For providing such transfer agency services, Ultimus receives certain base fees and account-related fees plus reimbursement for out-of-pocket expenses that are incurred.

Custodian

Brown Brothers Harriman & Co., located at 140 Broadway, New York, New York, 10005 (“BBH”), is the custodian for Weitz Funds. Pursuant to the terms of the Global Custodial Services Agreement entered into between the Funds and BBH, BBH provides customary custodial services to the Funds, including maintaining custody of all securities and cash of each of the Funds, delivering and receiving payment for securities sold, receiving and paying for securities purchased, collecting income from investments, and performing other duties as directed by officers of the Trust.

Sub-Administrator

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 , serves as sub-administrator for the Funds. Pursuant to the terms of the Services Agreement that Weitz Inc. has entered into with Ultimus with respect to the Funds, Ultimus provides customary services related to fund accounting and certain other services. For providing such services, Ultimus receives a monthly fee plus reimbursement for out-of-pocket expenses that are incurred.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, Illinois 60606.

Legal Counsel

The Funds’ legal counsel is Dechert LLP, 1900 K Street N.W., Washington, DC 20006.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Weitz Inc. is responsible for recommendations on buying and selling securities for the Funds and for determinations as to which broker is to be used in each specific transaction. Weitz Inc. attempts to obtain from brokers the most favorable price and execution available. In selecting brokers and determining the most favorable price and execution, all factors relevant to the best interest of the Funds are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Weitz Inc. may decide to engage a single broker-dealer with respect to all or a portion of the Funds’ securities transactions, which engagement may avoid costs (such as recordkeeping, staffing and technological costs) that could be incurred with multiple broker-dealer arrangements. Weitz Inc. may also decide to enter into broker-dealer arrangements in which a portion of the commissions (or commission equivalents) are used to pay for research services.

Such research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis. Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts. Such research services may also be provided in the form of access to various computer-generated data and meetings arranged with corporate and industry spokesmen. Such research services may be generated by third parties, and provided to Weitz Inc. by or through broker-dealers. In addition, such research services are used by Weitz Inc. in servicing all of its accounts and not exclusively with respect to transactions for the Funds.

Because of the factors relevant to the best interest of the Funds, as noted above (most of which are subject to the best judgment of Weitz Inc.) and the research services that may be provided, Weitz Inc. may cause a broker-dealer to be paid a greater commission (or commission equivalent) than another broker-dealer would have charged, provided that Weitz Inc. has determined in good faith that the amount of commissions (or commission equivalents) actually paid is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either the particular transaction or the broker-dealer’s ability to execute difficult transactions in the future. In the case where Weitz Inc. may receive both brokerage and research and other benefits from the services provided by broker-dealers, Weitz Inc. makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

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Weitz Inc. may aggregate orders for the purchase or sale of the same security for the Funds and other advisory clients. Weitz Inc. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis. Such aggregate trading may allow Weitz Inc. to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients. Weitz Inc. may include its own proprietary accounts in such aggregate trades. Weitz Inc. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker-dealer selected.

During each of the last three fiscal years, the Funds paid the following brokerage commissions for securities transactions:

Fiscal Year Ended March 31,
Fund	2026	2025	2024
Conservative Allocation	$11,250	$11,203	$10,359
Core Plus	0	1,251	0
Large Cap	80,018	182,467	139,095
Multi Cap	120,508	153,470	193,275
Partners III	99,427	146,816	72,731
Short Duration	0	0	0
Ultra Short Government	0	0	0

Each of the Funds is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. As of the fiscal year ended March 31, 2026, the Funds listed below held securities issued by their “regular brokers and dealers” in the following amounts:

Fund	Name of Broker or Dealer	Aggregate Value of Securities Owned by the Fund
Core Plus	Cantor Fitzgerald	$2,535,173
Short Duration	Cantor Fitzgerald	$1,495,819

ORGANIZATION AND CAPITAL STRUCTURE

General

The Trust is a Delaware statutory trust organized on August 4, 2003 and is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trust currently has seven investment series, the Conservative Allocation, Core Plus, Large Cap, Multi Cap, Partners III, Short Duration and Ultra Short Government Funds. The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Trust is authorized to issue an indefinite number of shares of beneficial interest. All shares, when issued, are fully paid, non-assessable, redeemable and fully transferable. All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share.

For each of the Conservative Allocation, Core Plus, Large Cap, Multi Cap, Partners III and Short Duration Funds, two classes of shares (an Institutional Class and an Investor Class) are authorized. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund.

On certain issues, such as the election of trustees, all shares of the Trust vote together. The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund. Also, the shareholders of a particular class may vote separately on issues affecting only that particular class.

Shareholder Meetings

Although the Funds may hold periodic shareholder information meetings, shareholder business meetings will not be held unless required by the 1940 Act or at the direction of the Board of Trustees of the Trust. Among other things, the 1940 Act requires a shareholder vote for amendments to a Fund’s fundamental investment policies and investment advisory agreement.

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PURCHASING SHARES

See “Purchasing Shares” in the Prospectus for information on how to purchase shares of the Funds.

To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check, electronic bank transfer or a wire transfer to the Trust. The Trust does not accept cash, money orders, travelers’ checks, third-party checks, credit card convenience checks, starter checks, instant loan checks, post-dated checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks. The price paid for the shares purchased will be the next determined net asset value after the Trust receives the application and payment for the shares. All purchase orders are subject to acceptance by authorized officers of the Trust and are not binding until so accepted. The net asset value of a Fund’s shares is determined once each day generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time) on days on which the New York Stock Exchange is open for business. If the completed order is received in good order before such time, the order will be effective on that day. If the completed order is received in good order after such time the order will be effective on the following business day.

Shares of the Funds may also be purchased through certain brokers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz Inc. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Please note that such financial intermediaries may charge you fees in connection with the purchases of Fund shares and may require a minimum investment amount different from that required by the Funds. Such brokers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. If the broker or financial intermediary submits trades to the Funds, the Funds will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The broker or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Weitz Inc. may, from time to time, make payments to brokers or other financial intermediaries for certain services to the Funds and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

You should purchase shares of the Funds only if you intend to be a patient, long-term investor. The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. The Weitz Funds believe that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Funds therefore discourage frequent purchase and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders. At the present time the Funds do not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of the Funds. The Funds reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Funds, has been or may be disruptive to the Funds. It may not be feasible for the Funds to prevent or detect every potential instance of abusive or excessive short-term trading.

Important Information about Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you is that the Funds must obtain the following information for each customer prior to opening an account:

•	Name;
•	Date of birth (for individuals);
•	Physical residential address (not post office boxes); and
•	Taxpayer Identification Number such as Social Security Number or other identifying number.

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Following receipt of your information, the Funds will follow its Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity. If you are opening an account for a legal entity (e.g., partnership, limited liability company, business trust, corporation or other non-natural persons) you must supply the identity or identities of the ultimate beneficial owner(s) of the legal entity. The Funds will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law. Federal law prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information is received. The Funds are also required to verify the identity of the new customer under the Funds’ Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if the Funds are unable to verify your identity. If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

PRICING OF SHARES

The net asset value per share of each Fund (and, as applicable, each class) is determined once each day, as more particularly described below, and generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. Currently the New York Stock Exchange and the Funds are closed for business on Saturdays and Sundays and on the following holidays (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the Conservative Allocation, Core Plus, Large Cap, Multi Cap, Partners III and Short Duration Funds: the net asset value of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding. For the Ultra Short Government Fund: the net asset value of Fund shares is determined by dividing the value of assets of the Fund, less liabilities of the Fund, by the number of shares of the Fund outstanding. In calculating the net asset value of a Fund’s shares:

1.	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.
2.	Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.
3.	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.
4.	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.
5.	The value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
6.	Money market funds are valued at the quoted net asset value.
7.	For portfolio securities where market quotations are not readily available or are deemed unreliable, the Funds’ Valuation Policy (as adopted by the Board of Trustees) and Weitz Inc.’s valuation procedures permit Weitz Inc. to establish securities valuations based on good faith estimations of market values, which valuations may differ from the value actually realized upon the eventual sale of the securities.

REDEMPTION OF SHARES

See “Redeeming Shares” in the Prospectus for information about redeeming shares of the Funds.

Redemption of a Fund’s shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or (d) during any other period when the SEC, by order, so permits, provided that the applicable rules and regulations of the SEC shall govern as to whether the conditions described in (b) or (c) exist.

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The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Trust to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of a Fund. If Weitz Inc. determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing a Fund’s net asset value per share (a “redemption-in-kind”). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s shares. This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Funds

The Trust intends to qualify each of the Funds as a “regulated investment company” under Subchapter M of the Code, so that the Funds will not have to pay federal income tax on capital gains and net investment income distributed to shareholders. As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (i.e., any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior taxable years) reported by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. In order to avoid this excise tax, a Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of such calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax.

As a regulated investment company, a Fund is not allowed to utilize any net operating loss deduction realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. A Fund may, however, subject to certain limitations, carry forward capital losses in excess of capital gains (“net capital losses”) from any taxable year to offset capital gains, if any, realized during a subsequent taxable year without any expiration date. Any such loss carryforwards will retain their character as short-term or long-term. Capital gains that are offset by capital loss carryforwards are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

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If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund’s taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). As a result, cash available for distribution to shareholders and the value of such Fund’s shares may be reduced materially.

As of March 31, 2026, the below Funds had the following capital loss carryforwards for federal income tax purposes, which may be carried forward indefinitely with the retained tax character as set forth in the table below:

	Fiscal Year Ended March 31, 2026
Fund	Short-Term Amount	Long-Term Amount	Total
Core Plus	$0	$4,148,284	$4,148,284
Short Duration	$175,749	$2,727,550	$2,903,299
Ultra Short Government	$15,357	$3,902	$19,259

To qualify as a regulated investment company, a Fund must, among other things, earn at least 90% of its gross income each taxable year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. This means that with respect to 50% of a Fund’s assets, on the last day of each quarter of the Fund’s taxable year, no more than 5% of the Fund’s total assets can be invested in the securities of any one issuer and the Fund cannot own more than 10% of the outstanding voting securities of such issuer. Additionally, on the last day of each quarter of the Fund’s taxable year, the Fund may not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or in the securities of certain publicly traded partnerships. This diversification test is in contrast to the diversification test under the 1940 Act which, with respect to 75% of a Fund’s assets, restricts the Fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer. Each of the Funds is diversified under the Code, and each of the Funds (other than the Partners III Fund) is diversified under the 1940 Act. The Internal Revenue Service (“IRS”) has not made its position clear regarding the treatment of certain futures contracts and options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.

The Funds may make investments or engage in transactions that affect the character, amount and timing of gains and losses realized by the Funds. The Funds also may make investments that produce income that is not matched by a corresponding cash receipt by the Funds. Such investments may require a Fund to borrow money or dispose of other securities in order to pay a distribution. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. Such investments may prevent the Fund from making capital gain distributions.

Distributions in General

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. corporation, may, subject to limitation, be eligible for the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders reinvesting distributions in newly issued shares will receive a statement as to the net asset value of the shares purchased.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Funds, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Funds in October, November or December of that year with a record date in such a month and paid by the Funds during January of the following calendar year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

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Current tax law generally provides for a maximum tax rate for individual taxpayers of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Funds expect to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from income from the Funds’ investments in debt securities will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends. The amount of a Fund’s distributions that would otherwise qualify for lower rates or be eligible for dividends received deduction would be reduced to the extent of the Fund’s securities lending activities.

Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Dispositions

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares. If the shareholder has held the shares as a capital asset for more than one year, the maximum federal income tax rate is currently generally either 15% or 20% (depending on whether the shareholder’s taxable income exceeds certain threshold amounts). Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution. Certain other limitations apply that restrict the ability to deduct capital losses.

Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

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Except as discussed below, distributions attributable to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income) or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and any remaining portion of the Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding on dividends (including capital gain distributions) and on the proceeds of redemptions and exchanges.

The Funds are required to withhold U.S. tax at a 30% rate on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.

Fund Investments

Market Discount

If a Fund acquires a debt security at a price lower than the lower of the stated redemption price at maturity or adjusted issue price of such debt security, the excess of the stated redemption price or adjusted issue price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the security is held by a Fund at a constant rate over the time remaining to the security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

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Original Issue Discount

Certain debt securities acquired by a Fund may be treated as securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be acquired by a Fund at a discount that exceeds the original issue discount on such securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Below Investment Grade Instruments

A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by each Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Options, Futures and Forward Contracts

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund and may cause a greater percentage of the Fund’s distributions to be ineligible to be reported as qualified dividend income or for the corporate dividends received deduction, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions. The consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Foreign Taxes

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes, but there can be no assurance in this regard.

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CALCULATION OF PERFORMANCE DATA

A Fund or Class thereof may include its total return in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund (or Class) share over a given period of time, with dividends and distributions treated as reinvested. Performance of Funds (or Classes) may also be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in the respective Fund (or Class) over a specific period of time and does not reflect how much of the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of the respective Fund (or Class) over a specific period of time that would have produced the cumulative total return over the same period if the Fund’s (or Class’s) performance had remained constant throughout the period.

A Fund’s average annual total return is computed in accordance with a standardized method prescribed by the SEC. The average annual total return for a specific period is found by first taking a hypothetical investment of $1,000 in a Fund’s shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by a Fund have been reinvested at net asset value on the reinvestment dates.

Quotations of a Fund’s average annual total returns after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules. A Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

A Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Weitz Funds may use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

For the Conservative Allocation, Core Plus, Short Duration and Ultra Short Government Funds

A Fund or Class thereof may quote yield in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Fund’s securities; it is net of all expenses. The yield calculation assumes that net investment income earned over 30 days is compounded semi-annually and then annualized. Methods used to calculate advertised yields are standardized for all bond mutual funds. However, these methods differ from the accounting methods used by the Funds to maintain books and records, and so the advertised 30-day yield may not fully reflect the income paid to a shareholder’s account. A Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund (including particular expenses of a relevant Class). Consequently, any given quotation should not be considered as representative of what a Fund's (or Class’s) yield may be for any specified period in the future. Yield information may be useful in reviewing the performance of a Fund or Class, and for providing a basis for comparison with other investment alternatives. However, the yield of these Funds (or Classes) will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the net asset value of the Fund (or Class) over the period for which yield has been calculated, which, when combined, will indicate the total return to shareholders of the Fund (or Class) for that period. In addition, investors should give consideration to the quality and maturity of the securities owned by a Fund when comparing investment alternatives.

A Fund or Class thereof may quote the indices of bond prices and yields prepared by Bloomberg and other leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time. A Fund or Class thereof may also compare its average annual total return to an unmanaged financial statistic, such as the United States Consumer Price Index (CPI).

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The Core Plus, Short Duration and Ultra Short Government Funds (or a Class thereof) may quote the yield or total return of Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the performance of the Fund (or Class). In considering such yields or total returns, investors should recognize that the performance of securities in which the Fund may invest does not reflect the Fund's performance (or any Class’s performance), and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Fund.

FINANCIAL STATEMENTS

The financial statements of each of the Funds for the fiscal year ended March 31, 2026, appearing in the Funds’ report on Form N-CSR, have been audited by Deloitte & Touche, LLP and are incorporated by reference herein.

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PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No. Description

(a)(i)         Certificate of Trust (1)

(a)(ii)        Declaration of Trust (1)

(b)             By-Laws (1)

(c)             Certificates for Shares are not issued

(d)(i)         Management and Investment Advisory Agreement for Conservative Allocation Fund (9)

(d)(ii)         Management and Investment Advisory Agreement for Large Cap Equity Fund (9)

(d)(iii)        Management and Investment Advisory Agreement for Multi Cap Equity Fund (9)

(d)(iv)        Management and Investment Advisory Agreement for Short Duration Income Fund (8)

(d)(v)        Management and Investment Advisory Agreement for Ultra Short Government Fund (8)

(d)(vi)        Management and Investment Advisory Agreement for Partners III Opportunity Fund (8)

(d)(vii)       Management and Investment Advisory Agreement for Core Plus Income Fund (8)

(d)(viii)      Expense Limitation Agreement for Large Cap Equity Fund Institutional Class Shares (9)

(d)(ix)        Expense Limitation Agreement for Large Cap Equity Fund Investor Class Shares (9)

(d)(x)         Expense Limitation Agreement for Multi Cap Equity Fund Institutional Class Shares (9)

(d)(xi)        Expense Limitation Agreement for Multi Cap Equity Fund Investor Class Shares (9)

(d)(xii)       Expense Limitation Agreement for Short Duration Income Fund Investor Class Shares (10)

(d)(xiii)      Expense Limitation Agreement for Short Duration Income Fund Institutional Class Shares (9)

(d)(xiv)      Expense Limitation Agreement for Ultra Short Government Fund Institutional Class Shares (9)

(d)(xv)       Expense Limitation Agreement for Core Plus Income Fund Institutional Class Shares (9)

(d)(xvi)      Expense Limitation Agreement for Core Plus Income Fund Investor Class Shares (10)

(d)(xvii)     Expense Limitation Agreement for Conservative Allocation Fund Investor Class Shares (9)

(d)(xviii)    Expense Limitation Agreement for Conservative Allocation Fund Institutional Class Shares (9)

(e)              Distribution Agreement (3)

(f)              Not Applicable

(g)(i)          Custodian Services Agreement with Brown Brothers Harriman & Co. (filed herewith)

(h)(i)          Business Administration Agreement (filed herewith)

(h)(ii)         Middle Office Services Agreement with Ultimus Fund Solutions, LLC (filed herewith)

(h)(iii)        Transfer Agency Services Agreement with Ultimus Fund Solutions, LLC (filed herewith)

(h)(iv)        Sub-Accounting and Sub-Administration Services Agreement with Ultimus Fund Solutions, LLC (filed herewith)

(i)               Opinion and Consent of Counsel (filed herewith)

(j)              Consent of Independent Registered Public Accounting Firm (filed herewith)

(k)               Not Applicable

(l)                Subscription Agreement (2)

(m)(i)           Amended Administrative Services Plan for Investor Class Shares (6)

(m)(ii)          Amended Exhibit A to the Amended Administrative Services Plan for Investor Class Shares (9)

(m)(iii)         Amended Exhibit A to the Amended Administrative Services Plan for Institutional Class Shares (9)

(n)               Amended Plan Pursuant to Rule 18f-3 (10)

(o)              Not Applicable

(p)              Code of Ethics – The Weitz Funds, Weitz Investment Management, Inc. and Weitz Securities, Inc. (9)

(1)       Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A filed on August 8, 2003.

(2)       Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A filed on September 26, 2003.

(3)       Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on July 29, 2011.

(4)       Incorporated by reference to the Registrant’s Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A filed on July 26, 2019.

(5)       Incorporated by reference to the Registrant’s Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A filed on March 15, 2021.

(6)       Incorporated by reference to the Registrant’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on July 30, 2021.

(7)       Incorporated by reference to the Registrant’s Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A filed on July 29, 2022.

(8)       Incorporated by reference to the Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A filed on January 5, 2023.

(9)       Incorporated by reference to the Registrant’s Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A filed on July 27, 2023.

(10)     Incorporated by reference to the Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A filed on July 29, 2024.

Item 29.	Persons Controlled by or under Common Control with the Registrant None.
Item 30.	Indemnification

Reference is made to Article VII Section 3 in the Registrant’s Declaration of Trust which is incorporated by reference herein.

In addition to the indemnification provisions contained in the Registrant’s Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Business Administration Agreement and Custodian Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of Investment Adviser

Name	Positions with Adviser	Principal Occupation (Present and for Past Two Years)

Wallace R. Weitz	Co-Chair of the Board	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

James J. Boyne	President and Assistant Treasurer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

John R. Detisch	Vice President, Secretary, General Counsel and Chief Compliance Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Bradley P. Hinton	Executive Vice President and Co-Chief Investment Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Andrew S. Weitz	Co-Chair of the Board, Senior Vice President and Co-Chief Investment Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Shar M. Bennett	Senior Vice President, Treasurer and Chief Financial Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Lori A. Dorsey	Senior Vice President and Chief Client Officer	Senior Vice President and Chief Client Officer of Weitz Inc.

Item 32. Principal Underwriter

(a)	Not applicable.
(b)	Directors and Officers:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Wallace R. Weitz Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	President and Director	Vice President and Trustee
Andrew S. Weitz Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	Senior Vice President	President and Trustee
James J. Boyne Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	Vice President and Assistant Treasurer	Vice President, Treasurer and Chief Financial Officer
John R. Detisch Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	Vice President, Secretary, Chief Compliance Officer and Director	Vice President, Secretary and Chief Compliance Officer
Lori A. Dorsey	Vice President	—
Shar M. Bennett Blackstone Plaza 3555 Farnam Street, Suite 800 Omaha, Nebraska 68131	Vice President and Treasurer	Vice President and Assistant Treasurer

(c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other records required to be maintained by The Weitz Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in possession of: (1) Weitz Investment Management, Inc., Blackstone Plaza, 3555 Farnam Street, Suite 800, Omaha, Nebraska 68131 (records relating to its function as investment adviser and administrator for The Weitz Funds); (2) Weitz Securities, Inc., Blackstone Plaza, 3555 Farnam Street, Suite 800, Omaha, Nebraska 68131 (records relating to its function as distributor for The Weitz Funds); (3) Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records relating to its function as transfer agent and sub-administrator for The Weitz Funds), and (4) Brown Brothers Harriman & Co., 140 Broadway, New York, NY 10005 (records relating to its function as custodian for The Weitz Funds).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 28th day of July, 2026.

THE WEITZ FUNDS

By: /s/ Andrew S. Weitz Andrew S. Weitz, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on July 28, 2026:

Signature	Title

/s/ Andrew S. Weitz Andrew S. Weitz	President and Trustee

/s/ James J. Boyne James J. Boyne	Treasurer and Chief Financial Officer

/s/ Lorraine Chang*	Trustee
Lorraine Chang

/s/ Steven M. Hill***	Trustee
Steven M. Hill

/s/ Alison L. Maloy***	Trustee
Alison L. Maloy

/s/ Elizabeth L. Sylvester***	Trustee
Elizabeth L. Sylvester

/s/ Dana E. Washington** Dana E. Washington	Trustee

/s/ Justin B. Wender*	Trustee
Justin B. Wender

/s/ Wallace R. Weitz	Trustee
Wallace R. Weitz

/s/ Andrew S. Weitz

Andrew S. Weitz

Attorney-in-fact

* Pursuant to Power of Attorney filed with Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A as filed on March 15, 2021.

** Pursuant to Power of Attorney filed with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A as filed on July 30, 2021.

*** Pursuant to Power of Attorney filed with Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A as filed on January 5, 2023.

EXHIBIT INDEX

Exhibit No. Description

(g)(i) Custodian Services Agreement with Brown Brothers Harriman & Co.

(h)(i) Business Administration Agreement

(h)(ii) Middle Office Services Agreement with Ultimus Fund Solutions, LLC

(h)(iii) Transfer Agency Services Agreement with Ultimus Fund Solutions, LLC

(h)(iv) Sub-Accounting and Sub-Administration Services Agreement with Ultimus Fund Solutions, LLC

(i)       Opinion and Consent of Counsel

(j)       Consent of Independent Registered Public Accounting Firm